SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

        /X/      Preliminary Proxy Statement
        / /      Confidential, for Use of the Commission Only (as permitted by
                 Rule 14a-6(e)2))
        / /      Definitive Proxy Statement
        / /      Definitive Additional Materials
        / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                           ACTIVE APPAREL GROUP, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


        Payment of filing fee (check the appropriate box):

        /X/      No fee required.

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                           ACTIVE APPAREL GROUP, INC.
                            1350 Broadway, Suite 2300
                            New York, New York 10018


                  NOTICE OF SPECIAL MEETING AND PROXY STATEMENT


            NOTICE IS HEREBY GIVEN that the 2000 Special Meeting of Stockholders of Active Apparel Group, Inc. (the "Company") will be held on Tuesday, October 24, 2000 at 10:00 AM local time at The Doral Park Avenue, 70 Park Avenue, New York, New York 10016, in the Morgan Room on the 2nd floor, for the following purposes.

            1. To approve an amendment to the Company's Certificate of Incorporation to increase its authorized capitalization.

            2.   To approve the  adoption  of the  Company's  2000 Stock  Option
                 Plan.

            3. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Active Apparel Group, Inc." to "Everlast Worldwide Inc."

            The Board of Directors has fixed the close of business on September 21, 2000 as the record date for the determination of holders the Company's Common Stock and Class A Common Stock entitled to notice of, and to vote, at the Special Meeting and any adjournments thereof.





                                    IMPORTANT

            Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed proxy at your earliest convenience to ensure the presence of a quorum at the meeting. A self-addressed stamped envelope is enclosed for that purpose. If you send in your proxy and then decide to attend the meeting to vote your stock in person, you may still do so. Your proxy is revocable at your request.

                           ACTIVE APPAREL GROUP, INC.
                            1350 Broadway, Suite 2300
                            New York, New York 10018

                                 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

            This  Proxy   Statement  is  furnished   in   connection   with  the
solicitation of proxies by the Board of Directors (the "Board") of Active Apparel Group, Inc. (the "Company") to be voted at the Special Meeting of Stockholders to be held on Tuesday, October 24, 2000 at 10:00 AM local time at The Doral Park Avenue, 70 Park Avenue, New York, New York 10016, in the Morgan Room on the 2nd floor, and at any adjournments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

            When a proxy is returned properly signed, the shares represented thereby will be voted by the proxies in accordance with the stockholder's directions. If the proxy is signed and returned without choices having been specified, the shares will be voted for the increase of authorized capitalization of the Company, for the adoption of the 2000 Stock Option Plan and for the change of name of the Company. A stockholder giving a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, or a duly executed later-dated proxy, or by requesting return of the proxy at the Meeting and voting in person.

            Only stockholders of record at the close of business on September 21, 2000 are entitled to notice of, and to vote at the Meeting. As of September 21, 2000, there were outstanding 2,492,581 shares of the Company's Common Stock, $.002 par value per share (the "Common Stock"), each of which is entitled to one vote per share at the Meeting; and there were 100,000 shares of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), each of which is entitled to five (5) votes per share at the Meeting. A majority of the outstanding shares of Common Stock and Class A Common Stock, combined, present in person or by proxy is required for a quorum. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the authorization to increase the capitalization of the Company and the change of name of the Company, each of which requires the vote of the holders of outstanding shares of Common Stock and Class A Common Stock, voting together, representing a majority of the votes entitled to be voted thereon and, therefore, will have the effect of votes in opposition in such tabulations. Broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of the majority of the votes present and, therefore, do not have the effect of votes in opposition in such tabulations. An abstention from voting on a matter has the same effect as a vote against a matter since it is one less vote for approval.

            The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission. The Company will reimburse record holders for their expenses in forwarding proxies and proxy soliciting materials to the beneficial owners of the shares held by them.

            The approximate date on which the enclosed form of proxy and this proxy statement are first being sent to stockholders is September 27, 2000.

                                TABLE OF CONTENTS

                                                                            Page



SUMMARY.....................................................................1

WHERE YOU CAN FIND MORE INFORMATION.........................................5

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS..................5

PROPOSAL NO. 1 - AMENDING THE CERTIFICATE OF
      INCORPORATION TO INCREASE ITS AUTHORIZED CAPITALIZATION...............7

PROPOSAL 2 - APPROVAL OF THE ADOPTION OF 2000 STOCK PLAN....................9

      Options to be Granted to George Q Horowitz............................9

      Administration of the Plan............................................9

      Common Stock Subject to the 2000 Plan................................10

      Participation........................................................10

      Option Price.........................................................10

      Terms of the Option..................................................10

      Restrictions on Grant and Exercise...................................11

      Registration of Shares...............................................11

      Rule 16b-3 Compliance................................................11

      Tax Treatment of Incentive Stock Options.............................11

      Tax Treatment of Nonqualified Stock Options..........................11

      Withholding Tax......................................................12

      Required Vote........................................................12

PROPOSAL NO. 3 - CHANGING THE NAME OF THE COMPANY..........................13

DESCRIPTION OF AAGP/EVERLAST MERGER........................................14

      Background of the Merger.............................................14

      Reasons for the Merger...............................................14

      Accounting Treatment/Federal Income Tax Consideration................16

      Dilution............................................................ 16

      Management After the Merger........................................ .16

      Vote Required and Dissenter's Rights.................................17

      Government and Regulatory Approval...................................17

THE MERGER AGREEMENT.......................................................17

      Consideration........................................................17

      Effective Date of the Merger.........................................17

      Redeemable Preferred Stock...........................................18

      Make-Whole Shares................................................... 19

      Ancillary Documents................................................. 19

      Representations and Warranties.......................................20

      Conduct of Business Prior to closing.................................21

      Closing Conditions...................................................23

      Merger Expenses......................................................23

      Indemnification......................................................24

      Termination..........................................................24

BUSINESS OF EVERLAST WORLD'S BOXING HEADQUARTERS CORP......................24

      Overview.............................................................24

      Description of Business..............................................25

      Market for Common Equity and Related Stockholder Matters.............27

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
      CONDITION AND RESULTS OF OPERATIONS OF EVERLAST WORLD'S
      BOXING HEADQUARTERS CORP.............................................28

      General..............................................................28

      Six Months Ended June 30, 2000 Compared to
         Six Months Ended June 30, 1999....................................28

      Fiscal Year Ended December 31, 1999 Compared to
         Fiscal Year Ended December 31, 1998...............................29

      Fiscal Year Ended December 31, 1998 Compared
         to Fiscal Year Ended December 31, 1997............................29

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
      RESULTS OF OPERATIONS OF ACTIVE APPAREL GROUP, INC...................30

      General..............................................................30

      Six Months Ended June 30, 2000 Compared to
         Six Months Ended June 30, 1999....................................30

      Fiscal Year Ended December 31, 1999 Compared
         to Fiscal Year Ended December 31, 1998............................32

      Fiscal Year Ended December 31, 1998 Compared
         to Fiscal Year Ended December 31, 1997............................33

HISTORICAL AND PRO FORMA COMPARATIVE PER SHARE DATA OF THE
      COMPANY AND EVERLAST (UNAUDITED).....................................35

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............36

EXECUTIVE COMPENSATION.....................................................38

SHAREHOLDERS PROPOSALS.....................................................42

INDEPENDENT PUBLIC ACCOUNTANTS.............................................42

OTHER MATTERS..............................................................42

INDEX TO FINANCIAL STATEMENTS.............................................F-1

APPENDIX A - AGREEMENT AND PLAN OF MERGER.................................A-1

APPENDIX B - 2000 STOCK OPTION PLAN.......................................B-1

APPENDIX C - FORM OF CERTIFICATE OF  DESIGNATION  FOR REDEEMABLE
              PARTICIPATING PREFERRED STOCK...............................C-1

APPENDIX D - FORM OF REGISTRATION RIGHTS AGREEMENT........................D-1

                                     SUMMARY

            This summary highlights selected information from this document and may not contain all of the information that is important to you. For a more complete understanding of the merger and for a more complete description of the legal terms of the merger, you should carefully read this entire document, the merger agreement which is attached as Appendix A and the other available information referred to in "Where You Can Find More Information" on page 5. For convenience, in this proxy statement, Everlast Holding Corp. will be referred to as "Everlast Holding," Everlast World's Boxing Headquarters Corp. will be referred to as "Everlast" and together with Everlast Holding as the "Everlast Companies," Active Apparel Group, Inc. will be referred to as "AAGP" and Active Apparel New Corp. will be referred to as "AAGP New Corp.", and together with AAGP as the "Company" or by the terms "we," "us" or "our."

The Companies (See page 23)

            Active Apparel Group, Inc. &
            Active Apparel New Corp.
            1350 Broadway, Suite 2300
            New York, New York 10018
            (212) 239-0990
            Contact Person:     George Q Horowitz
                                Chairman, Chief Executive Officer & President

            We are a designer, marketer and supplier of women's and men's activewear, sportswear, and swimwear. We sell our product collections under the Everlast brand name in addition to other exclusive licensing arrangements. Our products are manufactured by third party independent manufacturing contractors and are sold to over 20,000 retail locations throughout the United States and Canada, including a variety of department stores, specialty stores, catalog operations and better mass merchandisers. We are Delaware corporations with principal executive offices in New York, New York.

            Everlast World's Boxing Headquarters Corp. &
            Everlast Holding Corp.
            750 East 132nd Street
            Bronx, New York 10454
            (718) 993-0100
            Contact Person:     Ben Nadorf
                                President

            Everlast is a New York corporation and Everlast Holding is a Delaware corporation. Both companies have their principal offices in the Bronx, New York. Everlast owns the exclusive trademark to the name "Everlast." Everlast is the market leader in several of its product categories, including boxing gloves, heavy bags, protective headgear and speed bags. Everlast has licensing arrangements with domestic and foreign distributors in over 20 countries around the world. Its licensing program not only enhances its brand name and image, it also generates a substantial amount of cash flow.

            Neither of the Everlast Companies is an affiliate of AAGP.

Description of the AAGP/Everlast Merger

            We entered into an Agreement and Plan of Merger with Everlast, Everlast Holding, and the stockholders of Everlast Holding which provides, among others things that Everlast Holding will be merged with and into AAGP New Corp., with AAGP New Corp. surviving the merger as a wholly-owned subsidiary of AAGP. We are not required to ask you, nor are you being asked, to approve the merger. However, in order for us to satisfy the conditions to the closing of the merger, all three proposals in this proxy statement must be approved at the meeting.

            Accounting Treatment/Federal Income Tax Consideration (See page 16)
            -------------------------------------------------------------------

            We  will  acquire  all  of  the  outstanding   shares  of  Everlast.
Simultaneous with the acquisition, Everlast will be merged into one of our wholly-owned subsidiary. For accounting purposes, the merger will be treated using the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the assets and liabilities acquired based upon the estimated fair values of such assets and liabilities on the date of acquisition. Any excess of the fair market value of the consideration given over the fair market value of the identifiable net assets acquired is reported as goodwill.

            In our statements of operations subsequent to the merger, we will include the operating results of Everlast. Our expenses which are directly related to the merger will be added to the total cost of the acquisition.

            Management After the Merger (See page 16)
            -----------------------------------------

            After the merger is completed, our board of directors is expected to consist of seven members, five of whom are currently members of our board of directors and two of whom will be elected by the holders of redeemable participating preferred stock.. The holders of redeemable participating preferred stock shall have the right to elect two directors as long as these shares remain outstanding. The directors will serve until their successors have been duly elected and qualified or otherwise as provided by law. You will be asked to elect five directors at our next annual meeting.

            As the sole stockholder of the surviving corporation, we shall elect its directors.

            Our officers will not change because of the merger. Mr. Ben Nadorf, currently the president of Everlast, has agreed to provide us advice upon our request.

            Dissenters' Appraisal Rights (See page 17)
            ------------------------------------------

            Under the Delaware General Corporation Law, you are not entitled to appraisal rights in connection with the merger and the other transactions contemplated by the merger agreement.

            Governmental and Regulatory Approvals (See page 17)
            ---------------------------------------------------

            Neither we nor the Everlast Companies is required to make filings with or obtain approvals from regulatory authorities in connection with the merger, other than compliance with applicable state securities laws and the filing of a certificate of merger with the State Department of Delaware.

The Merger Agreement

            The following is a brief summary of certain provisions of the merger agreement. For more detail, see "The Merger Agreement" starting on page 17 and the pages referred to below and the copy of the merger agreement attached as Attachment A to this proxy statement.

            Consideration (See pages 17 through 19)
            ---------------------------------------

            The stockholders of Everlast Holding will receive the following consideration in exchange for all issued and outstanding shares of Everlast Holding common stock:

o           $10,000,000 cash;

o           505,000 shares of our common stock; and

o 45,000 shares of our redeemable participating preferred stock with an aggregate redemption value of $45,000,000.

Additionally, on the five-year anniversary of the merger, we will issue to the former stockholders of Everlast Holding additional shares of our common stock equal in value to the difference between $5,000,000 and the value of 380,000 shares of our common stock issued at the closing of the merger. We may satisfy this future obligation by paying cash instead of issuing more shares of our common stock.

            Other Terms of the Merger Agreement (See pages 17 and 19)
            ---------------------------------------------------------

            The merger agreement is attached to this proxy statement as Appendix
A. You should read the merger agreement. It is the legal document that governs the merger. Pursuant to the conditions to closing of the merger (the "Closing Conditions"), we are required to enter into employment agreements with Ben Nadorf and Wayne Nadorf, a consulting agreement with David Shechet, a registration rights agreement with the stockholders of Everlast Holding, and an option grant agreement with George Q Horowitz, our chairman, chief executive officer and president, granting options to purchase shares of our common stock (these documents are referred to collectively as the ancillary documents).

            Effective Date of the Merger (See page 17)
            ------------------------------------------

            The merger will be consummated and become effective once the Certificate of Merger meeting the requirements of the General Corporation Law of Delaware is filed with the Secretary of State of the State of Delaware. We anticipate that, if all three proposals are approved at the meeting and all other conditions to the merger have been fulfilled or waived, the Certificate of Merger will be filed promptly following the meeting.

            Closing Conditions (See page 23)
            --------------------------------

            The completion of the merger depends upon the satisfaction of a number of conditions, including:

o           the  continued   accuracy  of  each  party's   representations   and
            warranties and the fulfillment of each party's agreements contained in the merger agreement;

o the absence of any order or legal restraint of any court or governmental entity preventing or prohibiting the merger;

o execution and delivery by the parties of the signed ancillary documents;

o the delivery by each of our counsel and the Everlast Companies' counsel of a legal opinion; and

o           your approval to:

            (1)increase our  authorized  capital  stock,  including  authorizing
                 preferred   stock  upon  terms   designated  by  our  board  of
                 directors;

            (2)  adopt the 2000 Stock Option Plan; and

            (3) change our corporate name from "Active Apparel Group, Inc." to "Everlast Worldwide Inc." at or prior to the Closing Date.

            A condition to closing the merger is the grant by our board of directors to George Q Horowitz of stock options to purchase an aggregate of 505,000 shares of our common stock. The option exercise price for each share for the first 125,000 shares is the greater of $4.00 or the fair market value of one share of common stock at the date of grant. The option exercise price for each share for the remaining 380,000 shares is $13.00.

            Other than the condition requiring stockholder approval of the three proposals in this proxy statement, which is a legal requirement, each party to the merger may waive any condition that is intended for its benefit. If either we or the Everlast Companies elect to waive a condition and complete the merger, we will evaluate the facts and circumstances giving rise to the waiver at that time. EVEN IF THE HOLDERS OF OUR COMMON STOCK APPROVE THE THREE PROPOSALS IN THIS PROXY STATEMENT, THERE CAN BE NO ASSURANCE THAT THE MERGER WILL BE CONSUMMATED.

            Termination (See page 24)
            -------------------------

            Any party to the merger agreement may terminate it under a number of circumstances, including the following material circumstances:

o any of the representations or warranties of the other parties prove to be inaccurate or untrue in any material respect;

o any obligation, term or condition to be performed, kept or observed by the other party under the merger agreement has not been performed, kept or observed in any material respect at or prior to the time specified in the merger agreement;

o           The merger has not closed by December 31, 2000; or

o a court of competent jurisdiction or governmental authority has issued a final and non-appealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the merger.

                       WHERE YOU CAN FIND MORE INFORMATION

            We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any document we file at the SEC's public reference room at the following locations:

            -           Main Public Reference Room
                        450 Fifth Street, N.W.
                        Washington, D.C. 20549

            -           Regional Public Reference Room
                        75 Park Place, 14th Floor
                        New York, New York 10007

            -           Regional Public Reference Room
                        Northwestern Atrium Center
                        500 West Madison Street, Suite 1400
                        Chicago, Illinois 60661-2511

            You may obtain information on the operation of the SEC's public reference rooms by calling the SEC at (800) SEC-0330.

            We are required to file these documents with the SEC electronically. You can access the electronic versions of these filings on the Internet at the SEC's web site, located at http://www.sec.gov.


            CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

            Certain  matters  discussed  in  this  Proxy  Statement   constitute
forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. The following discussion is intended to identify the forward-looking statements and certain factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

            Forward-looking statements include the information concerning possible or assumed future results of operations of the Company, on a consolidated basis, and other future events set forth under "Summary-Closing Conditions," "Description of the AAGP/Everlast Merger-Reasons for the Merger" and other statements in this Proxy Statement identified by words such as "anticipate," "estimate," "expect," "intend," "believe," and "objective".

            Readers are cautioned not to place undue reliance on such forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors may affect the Company's operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the Company's actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: general economic and business conditions; changes in technology; changes in political, social and economic conditions; regulatory matters; integration of the operations of the Company and Everlast; the actual costs required to effect the Merger; the loss of any significant customers; changes in business strategy or development plans; the speed and degree to which competition enters the Company's industry; changes in the capital markets affecting the ability to finance capital requirements and the factors listed in the other reports previously or hereafter filed with the SEC. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. The Company assumes no obligation to update such forward-looking statements to reflect actual results, changes in
assumptions  or  changes  in  other  factors   affecting  such   forward-looking
statements.

PROPOSAL NO. 1 - AMENDING THE CERTIFICATE OF INCORPORATION TO INCREASE
                 ITS AUTHORIZED CAPITALIZATION

            The Board recommends an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from ten million one hundred thousand (10,100,000) shares to nineteen million one hundred thousand (19,100,000) shares, consisting of nineteen million (19,000,000) shares of Common Stock and one hundred thousand (100,000) shares of Class A Common Stock, and to create a new class of capital stock consisting of one million (1,000,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"). If approved by the stockholders, the first paragraph Article FOURTH of the Company's Certificate of Incorporation would be amended and a new paragraph would be added to provide as follows:

            "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 20,100,000 shares of capital stock, consisting of 19,000,000 shares of Common Stock, par value $.002 per share ("Common Stock"), 100,000 shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), and 1,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock")."

                        "Preferred  Stock.  The Board of  Directors is expressly
            authorized to provide for the issuance of all or any shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Delaware. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."

            The Company is currently authorized to issue 10,100,000 shares of Common Stock. As of September 20, 2000, the record date for the Meeting, 2,492,581 shares of Common Stock and 100,000 shares of Class A Common Stock were issued and outstanding, and approximately an additional 1,543,900 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options and warrants and for options that may be granted in the future under the 1993 Stock Option Plan, the 1995 Non-Employee Director Stock Option Plan and the 2000 Stock Option Plan (assuming the adoption of the 2000 Stock Option Plan, described in this Proxy Statement, by stockholders). The Company is currently not authorized to issue any Preferred Stock.

            The Board  believes that it is advisable and in the best interest of the Company to increase the capitalization of the Company and to have available authorized but unissued shares of Common Stock and Preferred Stock in an amount adequate to provide for the merger of Everlast Holding into the Company's wholly-owned subsidiary, AAGP New Corp. (the "Merger"), and the future needs of the Company. Pursuant to the terms of the Merger, as such transaction is described elsewhere in this Proxy Statement (see the Section entitled "Description of AAGP/Everlast Merger"), the Company is required to issue to the stockholders of Everlast an aggregate of 505,000 shares of Common Stock and 45,000 shares of Preferred Stock. Except as set forth in the description of the Merger below, the Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock and Preferred Stock. However, the Board believes that if an increase in the authorized number of shares of Common Stock and Preferred Stock greater than that required to consummate the Merger were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet financing requirements or other objectives. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange or Nasdaq rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, convertible debt financing and equity financing. In future issuances of Preferred Stock, the powers, preferences and rights, such as dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, will be determined by the Board, without further authorization of the stockholders. No stockholder of the Company would have any preemptive rights regarding future issuance of any shares of Common Stock and Preferred Stock.

            The issuance of additional shares of Common Stock and Preferred Stock may have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. Although the Board has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The proposed amendment to the Company's Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board currently proposing to stockholders any anti-takeover measures.

            The affirmative vote of the holders of outstanding shares of Common Stock and Class A Common Stock, voting together, representing a majority of the votes entitled to be voted thereon is required for approval of the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock. If for any reason the Board deems it advisable to do so, the proposal to increase the authorized capitalization of the Company may be abandoned by the Board anytime before, during, or after the Meeting and prior to the filing the amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware pursuant to Section 242(c) of the Delaware General Corporation Law, without further action of the stockholders of the Company.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        APPROVAL OF THE PROPOSAL TO AMEND
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
                    TO INCREASE ITS AUTHORIZED CAPITALIZATION

PROPOSAL 2 - APPROVAL OF THE ADOPTION OF 2000 STOCK PLAN

            The Board has unanimously approved for submission to a vote of the stockholders a proposal to adopt the 2000 Stock Option Plan (the "2000 Plan"). The purpose of the 2000 Plan is to provide a means for the Company to retain in the employ of and as directors, consultants and advisors to the Company persons of training, experience and ability, to be able to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. As the Company continues to develop, it believes that grants of options and other forms of equity participation will become an increasingly important means to retain and compensate employees, directors, advisors and consultants.

            Each option granted pursuant to the 2000 Plan shall be designated at the time of grant as either an "incentive stock option" or as a "nonqualified stock option." A summary of the significant provisions of the 2000 Plan is set forth below. The full text of the 2000 Plan is set forth as Appendix B to this Proxy Statement. This discussion of the 2000 Plan is qualified in its entirety by reference to Appendix B.

Options to be Granted to George Q Horowitz

            Pursuant to the terms of the Merger, George Q Horowitz, the Chairman, President and Chief Executive Officer of the Company, will continue to serve in the same capacity and will receive options to purchase up to an aggregate of 505,000 shares of Common Stock. The options will be granted upon the closing of the Merger and shall be immediately exercisable. The exercise price per share of the first 125,000 options to be granted to Mr. Horowitz upon the consummation of the Merger shall be the greater of (i) $4.00 or (ii) the fair market value of one share of Common Stock. The exercise price per share of the remaining 380,000 options shall be $13.00 per share of Common Stock.

Administration of the Plan

            The 2000 Plan will be administered by the Board or a committee consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and "Outside Directors" (as such term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended ) (the "Committee"). All references to the term "Committee" herein shall be deemed references to the Board or the Committee, whichever is administering the 2000 Plan. The Committee determines to whom among those eligible, and the time or times at which, options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options, and the manner in and price at which options may be exercised. In making such determinations, the Committee may take into account the nature and period of service of eligible persons, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant.

            The Committee is authorized to amend,  suspend or terminate the 2000
Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) materially increase the number of shares that may be issued under the 2000 Plan, except as is provided in Section 8 of the 2000 Plan; (ii) materially increase the benefits accruing to the option holders under the 2000 Plan; (iii) materially modify the requirements as to eligibility for participation in the 2000 Plan; (iv) decrease the exercise price of an incentive stock option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof, or decrease the exercise price of a non-qualified stock option to less than 80% of the Fair Market Value per share of Common Stock on the date of grant thereof; or (v) extend the term of any option beyond that provided for in
Section 5 of the 2000 Plan.

            Unless the 2000 Plan is terminated earlier by the Committee, it will terminate on August 10, 2010.

Common Stock Subject to the 2000 Plan

            The 2000 Plan provides that options may be granted with respect to a total of 1,000,000 shares of Common Stock. The maximum number of shares of stock that can be subject to options granted under the 2000 Plan to any individual in any calendar year shall not exceed 600,000. Under certain circumstances involving a change in the number of shares of Common Stock, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of Common Stock in respect of which options may be granted under the 2000 Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger, consolidation, dissolution, liquidation or upon a transfer of substantially all of the assets or more than 80% of the outstanding Common Stock, the options granted under the 2000 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 2000 Plan.

Participation

            Any employee, officer or director of, and any consultant or advisor to, the Company or any of its subsidiaries shall be eligible to receive stock options under the 2000 Plan. Only employees of the Company or its subsidiaries shall be eligible to receive incentive stock options.

Option Price

            The exercise price of each option is determined by the Committee, but may not be less than 100% of the Fair Market Value (as defined in the 2000
Plan) of the shares of Common Stock covered by the option on the date the option is granted in the case of an incentive stock option, nor less than 80% of the Fair Market Value of the shares of Common Stock covered by the option on the date the option is granted in the case of a non-statutory stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's capital stock, then the exercise price may not be less than 110% of the Fair Market Value of the Common Stock covered by the option on the date the option is granted. For purposes of the 2000 Plan, the fair market value shall be equal to the average of the bid and ask prices at the close of each trading day of a share of Common Stock on the Nasdaq SmallCap Market, or the Company's then principal trading market, for the 10 consecutive trading days ending on the second business day prior to the date of grant.

Terms of Options

            The Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 2000 Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2000 Plan and in the number and option price of shares subject to outstanding options granted under the 2000 Plan, to the end that after such event each option holder's proportionate interest shall be maintained as immediately before the occurrence of such event.

Restrictions on Grant and Exercise

            Generally, an option may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and, during the lifetime of the option holder, may be exercised solely by him. The aggregate Fair Market Value (determined at the time the incentive stock option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year under all incentive stock option plans of the Company and its subsidiaries may not exceed $100,000. The Committee may impose any other conditions to exercise as it deems appropriate.

Registration of Shares

            The Company may file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable pursuant to the 2000 Plan subsequent to the approval of the 2000 Plan by the Company's stockholders.

Rule 16b-3 Compliance

            In all cases, the terms, provisions, conditions and limitations of the 2000 Plan shall be construed and interpreted consistent with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Tax Treatment of Incentive Stock Options

            In general, no taxable income for Federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the expiration of (i) two years from the date of grant, and (ii) one year after the transfer of the option shares (the "required holding periods"), upon disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

            If, however, the option holder disposes of his option shares prior to the expiration of the required holding periods, he will recognize ordinary income for Federal income tax purposes in the year of disposition equal to the excess of the fair market value of the shares at date of exercise over the exercise price, or if less, the excess of the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided such amount constitutes an ordinary and reasonable expense of the Company.

Tax Treatment of Nonqualified Stock Options

            No taxable income will be recognized by an option holder upon receipt of a non-statutory stock option, and the Company will not be entitled to a tax deduction for such grant.

            Upon the exercise of a nonqualified stock option, the option holder will include in taxable income for Federal income tax purposes the excess in value on the date of exercise of the shares acquired upon exercise of the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive capital gain or loss, upon the subsequent appreciation or depreciation in the value of the shares.

            The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in his income.

Withholding of Tax

            The Company is permitted to deduct and withhold amounts required to satisfy its withholding tax liabilities with respect to its employees.

Required Vote

            The affirmative vote of the holders of outstanding shares of Common Stock and Class A Stock, voting together, representing a majority present, in person or by proxy, is required for approval of the adoption of the 2000 Plan. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               APPROVAL OF ADOPTION OF THE 2000 STOCK OPTION PLAN

PROPOSAL NO. 3 - CHANGING THE NAME OF THE COMPANY

            The Board recommends an amendment to the Company's Certificate of Incorporation to change the Company's name from Active Apparel Group, Inc. to Everlast Worldwide Inc. If approved by the stockholders, Article FIRST of the Company's Certificate of Incorporation would be amended to provide as follows:

                        "FIRST: The name of the corporation  (hereinafter called
            the "Corporation") is EVERLAST WORLDWIDE INC."


            The Company is required to change its name to include the word "Everlast" pursuant to the terms of the Merger Agreement. Moreover, in the judgment of the Board, the change of corporate name is desirable because of the significant reliance of the Company's products on the "Everlast" trademark, the high recognition of the "Everlast" brand name among the Company's target markets, and the strategic focus to maximize the use of the "Everlast" trademark in its products and services as a result of the Merger (see the Section entitled "Description of AAGP/Everlast Merger").

            Since changing the name of the Company requires an amendment to its Certificate of Incorporation, the Company must obtain stockholder approval. If this amendment is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates.

            The affirmative vote of the holders of outstanding shares of Common Stock and Class A Common Stock, voting together, representing a majority of the votes entitled to be voted thereon is required for approval of the proposal to amend the Company's Certificate of Incorporation to change the Company's name. If for any reason the Board deems it advisable to do so, the proposal to change the name of the Company may be abandoned by the Board anytime before, during, or after the Meeting and prior to the filing the amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware pursuant to Section 242(c) of the Delaware General Corporation Law, without further action of the stockholders of the Company.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        APPROVAL OF THE PROPOSAL TO AMEND
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

                       DESCRIPTION OF AAGP/EVERLAST MERGER


            The Company, Active Apparel New Corp. ("AAGP New Corp."), a wholly-owned subsidiary of the Company, Everlast Holding Corp. ("Everlast Holding"), Everlast World's Boxing Headquarters Corp. ("Everlast", and together with Everlast Holding, the "Everlast Companies"), a wholly-owned subsidiary of Everlast Holding, and the stockholders of Everlast Holding (the "Stockholders") have entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among others things, that Everlast Holding will be merged with and into AAGP New Corp., with AAGP New Corp. surviving the Merger (the "Surviving Corporation"), as set forth in Appendix A to this Proxy Statement.

Background of Merger

            The Company has had an ongoing business relationship with Everlast since it became a licensee in the United States and Canada of the Everlast trademark for women's active wear in 1992. It expanded that relationship in 1999 when it added the men's license to its business arrangement with Everlast.

            In January 2000, Ben Nadorf informed George Horowitz that Everlast had previously engaged Chase Securities Corp. as a financial advisor in order to, among other things, find a buyer for the business of Everlast. Mr. Nadorf further asked if the Company would be interested in acquiring Everlast. Following that inquiry from Mr. Nadorf, Mr. Horowitz, on behalf of the Company, began to seek third party financing for a cash acquisition. Beginning on February 10, 2000, the Company, Everlast and representatives of a third party which would be providing the equity portion of the consideration to be paid in a proposed acquisition met to discuss a possible cash transaction. Those discussions and negotiations terminated during May 2000.

            Following that termination, Mr. Nadorf again approached Mr. Horowitz asking if the Company would be interested in acquiring Everlast on terms combining cash and securities of the Company. Following that conversation, a meeting between the Company and Everlast was held at the offices of Everlast. At that meeting, the basic parameters for the business combination between the Company and Everlast were discussed. Lawyers for the Company then began working on a term sheet to clarify certain points of the transaction.

            At a special meeting of the Board held on July 31, 2000 and at a regular meeting of the Board held on August 10, 2000, the Board discussed the terms of the proposed business combination between the Company and Everlast. Following presentations and discussions with respect to the Merger and related transactions, the Board, on August 10, 2000, with Mr. Horowitz abstaining, voted to approve (i) the Merger, (ii) the proposed amendments to the certificate of incorporation of the Company to increase its capitalization (including the adopting of authorized preferred stock) and to change the name of the Company, effective upon the Merger, to Everlast Worldwide Inc. and (iii) the 2000 Plan. On August 21, 2000, the Merger Agreement was executed.

Reasons for the Merger

            At the meeting held on August 10, 2000, the Board unanimously concluded (with Mr. Horowitz abstaining) that the terms of the Merger were fair to and in the best interests of the Company and its stockholders. As a result, the Board declared that the Merger was advisable, unanimously approved the terms of the Merger and authorized the officers the Company to enter into a merger agreement containing the terms of the Merger. Furthermore, the Board unanimously resolved to recommend that the Company's stockholders vote to approve the proposed amendments to the certificate of incorporation of the Company to increase its capitalization (including the adopting of authorized preferred stock) and to change the name of the Company, effective upon the Merger, to Everlast Worldwide Inc. and the 2000 Plan. In reaching this determination, the Board concluded that being a stockholder of the Company that has, as a wholly-owned subsidiary, the assets and operations of the Everlast Companies, on the terms provided under the Merger Agreement, represented a more favorable investment opportunity than being a stockholder of the Company alone, after taking into account the risks inherent in each investment. In evaluating this investment opportunity, and in reaching its decision to recommend that the Company's stockholders vote to approve and adopt the three proposals in this Proxy Statement to enable the Company to fulfill the conditions to closing of the Merger, the Board considered the following:

            o historical and prospective information concerning the Company's and Everlast's respective businesses, financial performance and condition, operations and management;

            o the views of senior management of the Company as to prospective information concerning Everlast's business, financial performance and condition, operations, and management, based upon the Company's senior management's discussions with senior management and representatives of Everlast;

            o the working capital available to the company on a consolidated basis;

            o the uncertainty inherent in any acquisition of Everlast by a third party given the importance of the Everlast license to the business of the Company;

            o           the  anticipated  revenue  growth   opportunities  which
                        senior management of the Company believes will present themselves from a repositioning of the Everlast brand;

            o that the combination of the Company and Everlast could potentially provide expense savings through, among other things, the elimination of duplicative functions; and

            o           the terms and conditions of the Merger Agreement.


            In  its  deliberations   concerning  the  Merger,   the  Board  also
considered certain potentially negative factors concerning the Merger, including the following:

            o the possibility that the Merger may not be consummated and the potential adverse effect on the Company's business, operations and financial condition should it not be possible to consummate the Merger following the public announcement that the Merger Agreement had been entered into;

            o the risk that the potential benefits of the Merger may not be realized;

            o the risk that, notwithstanding the efforts of management of the Company to retain them, key employees might not remain with the Surviving Corporation;

            o the significant redemption payments required to be made to the former stockholders of Everlast pursuant to the Merger and the consequences of being unable to fund such redemptions;

            o the fact that a significant percentage of the profits of the Company, on a consolidated basis, are required to be paid to the former stockholders of Everlast; and

            o           the costs of the transaction.

            Based on the consideration of the factors enumerated above and other relevant matters, the Board unanimously determined that the Merger, upon the terms and conditions set forth in the Merger Agreement, is in the best interests of the Company and its stockholders.

            Because of the variety of factors considered in connection with its evaluation of the Merger, the Board did not find it practicable to, and did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Board also considered presentations by, and consulted with, members of the Company's management as well as its outside legal counsel. The above discussion of the factors considered by Board is not intended to be exhaustive, but is believed to include all material factors considered by the Board.

            The Board (with Mr. Horowitz abstaining) has determined that the Merger is in the best interests of the Company and its stockholders, has declared the Merger advisable, and has unanimously approved the Merger Agreement and the Merger. Accordingly, the Board unanimously (with Mr. Horowitz abstaining) recommends that the stockholders vote to approve the three proposals in this Proxy Statement to enable the Company to fulfill the conditions to closing of the Merger.

Accounting Treatment/Federal Income Tax Consideration

            The Company will acquire 100% of the outstanding shares of Everlast.
Simultaneous with the acquisition, Everlast will be merged into a wholly-owned subsidiary of the Company. For accounting purposes, the Merger will be treated using the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the assets and liabilities acquired based upon the estimated fair values of such assets and liabilities on the date of acquisition. Any excess of the fair market value of the consideration given (common stock, redeemable preferred stock, cash) over the fair market value of the identifiable net assets acquired is reported as goodwill.

            The statement of operations will report combined results only for the period subsequent to the Merger. Expenses incurred that are directly related to the Merger are included as part of the total cost of the acquisition.

            For federal income tax purposes, no gain or loss will be recognized by the Company, the Everlast Companies or by the Company's stockholders as a result of the merger.

            The Company has not requested a ruling from the Internal Revenue Service ("IRS") with regard to the federal income tax consequences of the Merger and, accordingly, the IrS is not bound by the tax consequences to the Company and the Everlast Companies described above.

Dilution

            After the Merger, the present Everlast stockholders will own approximately 16.8% of the Company's outstanding Common Stock.

Management After the Merger

            After the merger is completed, the Board is expected to consist of seven members, five of whom are currently members of the Board and two of whom will be elected by the holders of Redeemable Participating Preferred Stock of the Company (the "Redeemable Preferred Stock"). The holders of Redeemable Preferred Stock shall have the right to elect two directors as long as these shares remain outstanding. The directors will serve until their successors have been duly elected and qualified or otherwise as provided by law. The Company's stockholders will be asked to elect five directors at the next annual meeting of the Company.

            The Company, as the sole stockholder, shall elect the directors of the Surviving Corporation.

            The officers of the Company will not change because of the Merger. Mr. Ben Nadorf, currently the president of Everlast, has agreed to provide advice to the Company upon its request.

Vote Required and Dissenter's Rights

            The Merger does not have to be approved by the stockholders of the Company. Holders of a majority of the issued and outstanding shares of Common Stock and Class A Common Stock of the Company entitled to vote, voting together, need to approve all three proposals in this Proxy Statement to enable the Company to satisfy its obligations prior to closing of the Merger. Additionally, under the Delaware General Business Corporation Law, the Company's stockholders are not entitled to appraisal rights in connection with the Merger and the other transactions contemplated by Merger Agreement.

Governmental and Regulatory Approvals

            The parties to the Merger Agreement are not aware of any governmental or regulatory approvals required for consummation of the Merger, other than compliance with applicable securities and "blue sky" laws of various states and the filing of the Certificate of Merger under Delaware law.


                              THE MERGER AGREEMENT

            The following description of the terms and conditions under the Merger Agreement does not purport to be fully descriptive and is qualified in its entirety by reference to Appendix A.

Consideration

            At the closing of the Merger (the "Closing"), the Stockholders will receive in exchange for all the outstanding shares of common stock of Everlast Holding ("Everlast Common Stock") the following consideration: (i) $10,000,000 cash; (ii) 125,000 shares of Common Stock (the "Payment Shares"); (iii) 380,000 shares of Common Stock (the "Additional Shares") subject to a provision which may require the Company to issue additional shares of Common Stock (as described in the subsection entitled "Make-Whole Shares") five years after the Closing; and (iv) 45,000 shares of Redeemable Participating Preferred Stock of the Company (whose rights and preferences are described below) with an aggregate redemption value of $45,000,000.

            As conditions to Closing (the "Closing Conditions"), the Company is required to enter into Employment Agreements with each of Messrs. Ben Nadorf and Wayne Nadorf, a Consulting Agreement with David Shechet, a Registration Rights Agreement with the Stockholders, and grant George Q Horowitz options to purchase 505,000 shares of Common Stock (the employment agreements, the consulting agreement, the registration rights agreement and the grant of stock options are collectively referred to as "Ancillary Documents").

Effective Date of the Merger

            The Merger will be consummated and become effective once the Certificate of Merger meeting the requirements of the General Corporation Law of Delaware is filed with the Secretary of State of the State of Delaware. The Company anticipates that, if all the three proposals are approved at the Special Meeting and all other conditions to the Merger have been fulfilled or waived, the Certificate of Merger will be promptly filed promptly following the Special Meeting.

Redeemable Preferred Stock

            A form of the Certificate of Designation of the Redeemable Preferred Stock is set forth as Appendix C to this Proxy Statement. The following summary of the rights, preferences and designation of the shares of Redeemable Preferred Stock is qualified in its entirety by reference to Appendix C.

            The Stockholders shall receive 45,000 shares of Redeemable Preferred Stock having an aggregate redemption value of $45 million (with each share of Redeemable Preferred Stock having a redemption value of $1,000, the "Redemption Value"). Shares of Redeemable Preferred Stock are transferable subject to the consent of the Company. The holders of Redeemable Preferred Stock have no voting rights but are entitled to elect two seats in the board of directors of the Company as long as any shares of Redeemable Preferred Stock remain outstanding. The holders of Redeemable Preferred Stock have priority over the holders of Common Stock of the Company in an event of a liquidation, dissolution or winding up of the Company.

            The holders of the Redeemable Preferred Stock are entitled to receive a dividend annually in an amount equal to two-thirds of the net after-tax profits, excluding certain non-cash items, of the Company (reduced on a proportional basis to the extent shares of Redeemable Preferred Stock have been redeemed). Dividends for each fiscal year are due on March 15th of the succeeding fiscal year, or such later date that the Company's audited financial statements have been completed but in any event not later than March 31. The dividend payable for the fiscal years ending December 31, 2000 and December 31, 2001 shall be due on March 15, 2002.

            The Company shall redeem, so long as any shares of Redeemable Preferred Stock remain outstanding, an aggregate of $5,000,000 of Redeemable Preferred Stock on December 31, 2001 and every December 31st thereafter (the "Mandatory Redemption Date") until all shares of Redeemable Preferred Stock have been redeemed. If the Company is not able to redeem an aggregate of $5,000,000 of Redeemable Preferred Stock within 30 days of any Mandatory Redemption Date, the Company shall execute an assignment in favor of the Stockholders of the licenses and trademarks it received from Everlast pursuant to the Merger. Such assignment will only become effective 60 days after the date of its execution and if the Company has not fulfilled its redemption obligation within such time period. If such assignment becomes effective, the Company shall revert back to being a licensee of Everlast, under the same terms and conditions set forth in its license agreements with Everlast prior to the Closing Date. If the Company honors its redemption obligation within 60 days of the execution of the assignment, such assignment shall be void and have no legal effect.

            The Company may also, at the end of any fiscal quarter, redeem all of the shares of Redeemable Preferred Stock then outstanding. The Company may also redeem all or any portion of the shares of Redeemable Preferred Stock then outstanding at the end of each fiscal year. Upon any such optional redemption, the Company shall pay a price per share equal to 105% of the Redemption Value; provided, in the event of a partial redemption, the Corporation shall only pay 105% of the Redemption Value of the shares so redeemed once the Company has redeemed shares having an aggregate Redemption Value of $5,000,000.

            The Company is also required to redeem all shares of Redeemable Preferred Stock which are outstanding upon a change of control of the Company. For these purposes, a change of control means the acquisition by a person (other than Ben Nadorf or George Horowitz) of greater than 50% of the fully diluted shares of Common Stock of the Company or the sale by the Company of all or substantially all of its assets.

            The Certificate of Designation governing the rights of the holders of the Redeemable Preferred Stock prohibits certain actions by the Company without the prior written consent of the holders of the Redeemable Preferred Stock. Those actions include, but not limited to (i) the creation of a class of capital stock ranking senior to or pari passu with the Redeemable Preferred Stock, (ii) amending the designations, powers, preferences or rights of the shares of Redeemable Preferred Stock in a manner adverse to the holders thereof,
(iii) incurrence of debt in excess of $100,000 other than to redeem the Redeemable Preferred Stock, (iv) transactions with persons affiliated with the Company, acquiring a capital asset, other than in the ordinary course of business, requiring a payment of greater than $100,000, (v) entering into a lease for a capital asset requiring payments of more than $100,000 per annum,
(vi) hiring  employees with  compensation  in excess of $100,000 per annum,  and
(vii)  amending  the  terms of the  current  employment  agreement  with  George
Horowitz.

Make-Whole Shares

            In the event that, on the fifth anniversary of the Closing Date, the sum of (i) the Gross Proceeds (as defined herein) received by the Stockholders from the sale of the Additional Shares, and (ii) the Market Value (as defined herein) of any remaining Additional Shares then held by the Stockholders, is less than $5 million (the "Deficit"), the Company shall issue pro rata to the Stockholders that number of additional shares of Common Stock (the "Make-Whole Shares") determined by dividing the Deficit by the Market Value; provided, however, that if such issuance results in the Stockholders holding in excess of 20% of the outstanding shares of Common Stock, the Company may satisfy all or any portion of the Deficit through a cash payment made within sixty (60) days after the five-year anniversary of the Closing Date. The Gross Proceeds shall be the aggregate sales price received by the Stockholders from the sale of Additional Shares (prior to any deduction of sales commissions or similar charges). Market Value means (i) if shares of the Common Stock are listed or admitted for trading on a national securities exchange, the average of the bid and ask prices at the close of each trading day of a share of Common Stock on the Nasdaq SmallCap Market, or the Company's then principal trading market, for the 10 consecutive trading days ending on the second business day prior to the fifth year anniversary of the Closing Date or (ii) if no such quotations are available for such 10-day period, as determined in good faith by the Board.

Ancillary Documents

            Prior to Closing, the Company shall enter into the following agreements:

            A)          Ben Nadorf Employment Agreement. The Company shall enter
into a thirty-month employment agreement with Ben Nadorf providing for, among other things, an annual salary of $200,000 and a one-time bonus payment of $150,000, to be paid upon Closing. Mr. Nadorf shall be subject to confidentiality and non-competition conditions throughout the term of the agreement and for 24 months thereafter.

            B) David Shechet Consulting Agreement. The Company shall enter into a consulting agreement with David Shechet providing for, among other things, an annual consulting fee of $60,000. The consulting agreement shall be effective for as long as shares of Redeemable Preferred Stock remain outstanding. Mr. Shechet shall be subject to confidentiality and non-competition conditions throughout the term of the agreement and for 24 months thereafter.

            C) Wayne Nadorf Employment Agreement. The Company shall enter into a three-year employment agreement with Wayne Nadorf providing for, among other things, an annual salary of $60,000. Wayne Nadorf will be entitled to benefits normally available to other executive employees of the Company. He shall be subject to non-disclosure and non-competition conditions during the term of his employment. If he is terminated for cause or terminates his employment prior to the end of the term of the employment agreement, Wayne Nadorf shall be subject to a non-competition condition for six months from the date on which his employment terminates. Wayne Nadorf shall have the title of Assistant Vice President of Sales.

            D) Registration Rights Agreement. The Company shall grant the Stockholders piggy-back and demand registration rights for the Payment Shares and the Additional Shares. The Company covenants to keep the registration statement on which the Payment Shares and/or the Additional Shares are registered effective for a period expiring upon the earlier to occur of (i) five years from the closing of the transaction contemplated by the Merger Agreement, and (ii) the date upon which all the securities covered by the registration statement can be transferred without volume limitation.

            E) George Horowitz Bonus and Option Grant Agreement. The Company shall grant to George Horowitz upon the Closing,a one-time bonus resulting in net after-tax proceeds of $90,000 to be used to repay a loan to Mr. Horowitz by the Company, and options to purchase 505,000 shares of Common Stock.

Representations and Warranties

            In the Merger Agreement, the Everlast Companies and Ben Nadorf have made various representations and warranties (subject in some cases to materiality, knowledge qualifiers and prior disclosure to the Company) relating to, among other things, Everlast's business and financial condition, the parties' requisite corporate authority to enter into and perform their obligations under the Merger Agreement, the absence of a breach or violation of or default under the Everlast Companies' charters or bylaws or internal rules or regulations governing conduct of corporate actions as a result of the consummation of the Merger, the capitalization of the Everlast Companies, that upon the transfer to AAGP New Corp. of the issued and outstanding capital stock of Everlast Holding, such shares will be duly authorized, validly issued, fully paid and nonassessable, the proprietary rights of the Everlast Companies to its intangible assets, the assets and liabilities of Everlast, the filing of Everlast's tax returns and other filings with applicable taxing authorities, the satisfaction of certain legal requirements, including the receipt of all governmental, regulatory and other necessary consents or waivers for the Merger, the absence of any present litigation and the absence of certain changes in Everlast's business having a material adverse effect on Everlast's business.

            The Stockholders have made representations and warranties relating to their ownership of the Everlast Holding common stock, including that the Stockholders have or will have good and marketable title to such shares, free and clear of any liens, and that the transfer of such shares in connection with the Merger will pass good and marketable title to such shares, free and clear of any liens, and as to their intent to acquire the Common Stock and Redeemable Preferred Stock to be issued in the Merger solely for each Stockholder's own account and without a view to, or for offer or resale in connection with, any distribution thereof.

            The Company has made various representations and warranties (subject in some cases to materiality, knowledge qualifiers, and prior disclosure to the Everlast Companies and Ben Nadorf) relating to, among other things, the corporate existence and good standing under the laws of the State of Delaware of the Company and AAGP New Corp., the Company's business and its requisite corporate authority to enter into and perform its obligations under the Merger Agreement, the absence of a breach or violation of or default under its charter or bylaws or internal rules or regulations governing conduct of corporate actions as a result of the consummation of the Merger, the accuracy and timeliness of its various filings with the Securities and Exchange Commission, the Company's business and financial condition, the capitalization of the Company and AAGP New Corp., the satisfaction of certain legal requirements, including the receipt of all governmental, regulatory and other necessary consents or waivers for the

Merger, and the absence of litigation. In addition, the Company has made representations and warranties, that, upon issuance pursuant to the terms of the Merger Agreement, the Payment Shares, the Make-Whole Shares and the Additional Shares, will be validly issued, fully paid and nonassessable.

Conduct of Business Prior to Closing

            Pursuant to the Merger Agreement, the Everlast Companies and the Stockholders have agreed that, prior to the Closing and except as otherwise set forth in the Merger Agreement or consented to or approved by the Company in writing:

            A) the Everlast Companies shall cause Everlast (a) to conduct its business in the ordinary course consistent with past practice and
(b) to use its commercially reasonable efforts to preserve intact its business organizations and relationships with third parties;

            B) the Everlast Companies, shall not cause or otherwise suffer or permit Everlast to:

            o adopt or propose any change in its certificate of incorporation or by-laws;

            o adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization of Everlast;

            o issue, sell, pledge, dispose of, encumber or authorize any shares of capital stock or options, warrants, convertible securities or other rights of any kind to acquire shares of capital stock or other ownership interest in Everlast;

            o split, combine, subdivide or reclassify its outstanding shares of capital stock

            o           declare,   set  aside  or  pay  any  dividend  or  other
                        distribution payable in cash, stock or property with respect to its capital stock;

            o           redeem,   purchase  or  otherwise  acquire  directly  or
                        indirectly any of Everlast's capital stock;

            o incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company, guarantee any debt securities of another person, enter into any agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except in the ordinary course of business;

            o make any loans, advances or capital contributions to, or investments in, any other person;

            o increase the compensation or benefits of any director, officer or employee, except for normal increases in the ordinary course of business or as required under applicable law or any existing agreement or commitment;

            o except for any such change which is not significant or which is required by reason of a concurrent change in GAAP, change any method of accounting or accounting practice (other than any change for tax purposes); or

            o take any action that would make any representation or warranty of Everlast in the Merger Agreement inaccurate in any material respect at, or as of any time prior to, the Effective Time;

            C) the Everlast Companies and Ben Nadorf, the principal stockholder of the Everlast Companies, shall not, nor shall they authorize or permit any of the Everlast Companies' subsidiaries or representatives to, directly or indirectly through another person, disclose any confidential information or data relevant to the Company to any person or entity other than to the parties to the Merger Agreement and their representatives. The Stockholders also shall not induce any employee or representative of Everlast not to become or continue as an employee or employee of the Surviving Corporation;

            D) the Everlast Companies shall afford to the Company and its officers, employees, accountants, counsel and other authorized representatives full and complete access during normal business hours, throughout the period prior to the earlier of the Closing or the date of termination of the Merger Agreement, to Everlast's and its subsidiaries' contracts, commitments, books and records (including but not limited to tax returns) and any report, schedule or other document filed or received by it pursuant to the requirements of federal or state securities laws;

            E) the Everlast Companies and the Stockholders shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Merger Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals and to effect all necessary filings and submissions and shall use its reasonable best efforts to fulfill or obtain the fulfillment of all of the conditions to Closing; and

            F) the Everlast Companies and the Stockholders shall not, nor shall it authorize or permit any of its subsidiaries or representatives to, directly or indirectly through another person, solicit, initiate or encourage, participate in any discussions or negotiations, or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement relating to the sale of the Everlast to a third party.

            Similarly, the Company has agreed that, prior to the Closing:

            A) the Company shall (a) conduct its business in the ordinary course consistent with past practice and (b) use its commercially reasonable efforts to preserve intact its business organizations and relationships with third parties;

            B) the Company shall not, nor shall it authorize or permit any of its subsidiaries or representatives to, directly or indirectly through another person, disclose any confidential information or data relevant to the Everlast Companies or to the Stockholders, to any person or entity other than to the parties to the Merger Agreement and their representatives;

            C) the Company shall afford to Everlast and its officers, employees, accountants, counsel and other authorized representatives full and complete access during normal business hours, throughout the period prior to the earlier of the Closing or the date of termination of the Merger Agreement, to the Company's and its subsidiaries', contracts, commitments, books and records and any report, schedule or other document filed or received by it pursuant to the requirements of federal or state securities laws; and

            D) the Company shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Merger Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals and to effect all necessary filings and submissions and shall use its reasonable best efforts to fulfill or obtain the fulfillment of all of the conditions to Closing.

Closing Conditions

            The obligations of the Company, AAGP New Corp, the Everlast Companies and the Stockholders are subject to the satisfaction or waiver of conditions set forth below.

            The respective obligations of the Company, AAGP New Corp., the Everlast Companies and the Stockholders to consummate the Merger are subject to:

o           the  continued   accuracy  of  each  party's   representations   and
            warranties and the fulfillment of each party's agreements contained in the Merger Agreement;

o the condition that there will be no judgement, injunction, order or decree prohibiting or enjoining the consummation of the Merger;

o           execution  and  delivery  by the  parties  of the  signed  Ancillary
            Documents;

o the delivery by each of the Company's counsel and the Everlast Companies' counsel of a legal opinion;

o the absence of a material adverse change or effect with respect to the Company or Everlast; and

o           the approval of the stockholders of the Company to:

            (1) increase the Company's authorized capital stock, including authorizing preferred stock upon terms designated by the Board;

            (2)  adopt the 2000 Stock Option Plan; and

            (3) change the Company's corporate name from "Active Apparel Group, Inc." to "Everlast Worldwide Inc." at or prior to the Closing Date.

            The obligation of Everlast to complete the Merger is also subject to the grant by the Board to George Q Horowitz of stock options to purchase an aggregate of 505,000 shares of Common Stock at an exercise price equal to the greater of $4.00 per share or the fair market value of one share of Common Stock at the date of grant for the first 125,000 shares and at an exercise price equal to the fair market value of one share of common stock for the remaining 380,000 shares.

            Other than the condition requiring stockholder approval of the three proposals in this Proxy Statement, which is a legal requirement, each party to the Merger may waive any condition that is intended for its benefit.

Merger Expenses

            The Company shall pay all reasonable costs and expenses incurred by it and Everlast, including, but not limited to, brokerage fees due to Chase Securities Inc., and the Stockholders in connection with the Merger Agreement and the transactions contemplated thereby. Such payments or accrual of expenses shall be reflected on the Closing Date Balance Sheet, provided that all expenses related to legal, accounting and other related fees incurred by Stockholders in excess of $100,000 shall be paid by the Stockholders. The Company shall pay all costs and expenses incurred by it and New Corp. in connection with the Merger Agreement and the transactions contemplated thereby.

Indemnification

            The parties to the Merger Agreement have agreed to indemnify each other for any inaccuracy in or breach of any of the representations, warranties or agreements made such party in the Merger Agreement. The Stockholders have also agreed to indemnify the Company for half of any taxes, fees or penalties that may arise as a result of ongoing or future audits by any federal, state local, foreign tax authority of any tax return filed by Everlast prior to the date of the Closing. The Company has agreed that any indemnification by the Stockholders with respect to any such taxes may, at the Stockholders' option, be satisfied by offsetting the redemption payments required to be made by the Company pursuant to the Redeemable Preferred Stock beginning with the next redemption period.

Termination

            The Merger Agreement may be terminated and cancelled at any time prior to the Closing Date by mutual written consent of the Company, Everlast and the Stockholders. The Merger Agreement may be terminated by either the Company, on one hand, or Everlast and the Stockholders, on the other hand, if:

o any of the representations or warranties of the other parties prove to be inaccurate or untrue in any material respect;

o any obligation, term or condition to be performed, kept or observed by the other party under the Merger Agreement has not been performed, kept or observed in any material respect at or prior to the time specified in the Merger Agreement;

o           the Merger has not closed by December 31, 2000; or

o a court of competent jurisdiction or governmental authority has issued a final and non-appealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the Merger.



             BUSINESS OF EVERLAST WORLD'S BOXING HEADQUARTERS CoRP.

Overview

            Everlast World's Boxing Headquarters Corp. ("Everlast") was founded in 1910, originally as a manufacturer of men's swimwear under the name "Everlast". Soon after, Everlast began to manufacture boxing gloves, protective headgear and related items in its Bronx, New York facility. Over the past 90 years, Everlast products have been used by boxers for training and professional fights.

            Everlast is a leading name in boxing and a widely-recognized brand name in sporting goods. Everlast is the market leader in several of its product categories, including boxing gloves, heavy bags, protective headgear and speed bags. Boxing equipment is assembled and manufactured in Everlast's two facilities located in the Bronx, New York and Moberly, Missouri. In addition, products such as men's and women's sportswear and activewear, childrenswear, footwear, athletic socks, watches, cardiovascular exercise equipment and gym/duffel bags are produced and marketed under licensing agreements. Everlast also has licensing arrangements with foreign distributors in over 20 countries around the world.

            With some relationships dating back to the 1960's, Everlast has strong ties with many national sporting goods retailers, including Big 5 Corp., Dunham's Athleisure Corp., Gart Companies, Hibbett Sporting Goods, Inc. and Sports Authority, Inc. Everlast is considered to be an important resource to many sporting goods retailers, and has been awarded "Supplier of the Year" on several occasions.

Description of Business

History

            Everlast was founded in 1910 and is headquartered in the Bronx, New York. Everlast began as a manufacturer of men's swimwear. Shortly thereafter, Everlast began manufacturing and distributing boxing gloves and protective headgear. Everlast developed a relationship with the legendary boxer Jack Dempsey, furnishing him with all of his training gear. In 1919, Dempsey won the world's heavyweight championship wearing Everlast boxing gloves. By the 1920's, Everlast was manufacturing a diverse line of boxing and athletic training equipment, including exercise bicycles, rowing machines, gym mats and other related equipment.

            Everlast has established itself as a leading brand in boxing. Everlast products have been used or endorsed by boxers such as Muhammad Ali, Lou Duva (trainer), Joe Louis, "Sugar" Ray Robinson, Jake LaMotta, Larry Holmes, Mike Tyson, Evander Holyfield, George Foreman and Pernell Whitaker.

            Everlast acquired the Narragansett Gymnasium Equipment Manufacturing Corp. (the "Narragansett Facility" in Moberly, Missouri) in the 1960's. The Narragansett Facility primarily manufactured and distributed gymnasium equipment such as metal and wooden bleachers. Everlast converted the operations to manufacture the wooden and metal parts for speed and heavy bags and boxing rings. Since the 1980's, Everlast has utilized licensing arrangements in the United States and in over 20 international licensees which sell Everlast products in specific geographies worldwide. These territories include Canada, Australia, Pacific Rim, Europe, South America, and Mexico.

Product Overview (Manufactured)

            o Boxing Gloves: Everlast's most recognizable product, boxing gloves, are made for professional, amateur and home gym use. Everlast's professional gloves are certified by the World Boxing Conference, World Boxing Association and International Boxing Federation for all of their professional fights, and in all 50 states.

            o Heavy Bags: Everlast's heavy bags are punching bags weighing between 25 and 150 lbs.

            o Speed Bags: Speed bags are small, air-filled bags which are mounted on swivels and platforms (at eye level).

            o Platforms: Platforms are the wall mountings used in suspending speed or heavy bags.

            o           Boxing Trunks.

            o Miscellaneous Gym Equipment: In addition to the aforementioned core offerings, Everlast also manufactures the following products to complement its product line: protective head gear; protection cups; mouthpieces; hand wraps; boxing rings; martial arts equipment; skip ropes/tug-o-war ropes; ankle/wrist weights; push-up/pull-up bars; hand grips; weight lifting gloves & belts; dumbbell/barbell racks; gym mats (assorted); medicine balls; professional training head guard; rubber medicine balls.

Product Overview (Licensed)

            In addition to manufacturing sports equipment, Everlast licenses its brand name to several companies which source or manufacture ancillary products. This has enabled Everlast to expand product offerings into areas outside of its core manufacturing competencies, strengthen the brand image, and increase profitability, while at the same time minimizing inventory risk.

            Everlast's licensing agreements typically call for royalty payments between five percent (5%) and seven percent (7%) of net revenues. In addition, licensees are required to achieve certain minimum annual sales levels. Renewals of the agreement are at the option of the licensee, provided that they had adhered to the contract throughout the initial term. Renewal options are usually two to four years in length.

            Everlast utilizes a network of licensees for its international distribution to over 20 foreign countries. It also sells directly to distributors and retailers. In return for exclusive rights to market Everlast products in certain regions, the licensees pay Everlast a royalty rate between five percent (5%) and seven percent (7%) of net revenues. Terms of the international licensing agreements are substantially similar to the domestic license agreements.

Customers

            Everlast is recognized by many national and regional sporting good retailers as the leading provider of boxing and related equipment. Everlast's major customers include: Big 5 Corp.; Dunham's Athleisure Corp.; Gart Companies; Hibbett Sporting Goods, Inc.; K-Mart Corp.; MC Sporting Goods; Modell's, Inc.; MVP Sports Stores, Inc.; Service Merchandise Co., Inc.; Sports Authority, Inc.

Product Development

            Everlast's core product offerings of boxing gloves, heavy and speed bags, and platforms have changed little in the past several decades in terms of design. With their core products, management has focused on improving production techniques and manufacturing efficiencies. Everlast's management also keeps track of the latest fitness equipment trends in order to anticipate new products to add to their mix. The most recent example of this are Everlast medicine balls. In addition, Everlast has begun to market boxing rings which are smaller than the professional rings it also manufactures. Everlast's management believes that demand for the smaller rings is being driven by the popularity of boxing as an alternative to traditional aerobic classes offered at health clubs and an overall increase in women participating in the sport.

Manufacturing

            Everlast has two manufacturing facilities which produce most of its non-licensed products. The Company's leased Bronx, New York facility is a 235,000 square foot cut and sew operation, where boxing gloves, speed bags, boxing trunks and other related items are produced. Additionally, Everlast-owned 304,000 square foot Moberly, Missouri facility houses its heavier manufacturing for such items as platforms, heavy bags and boxing rings.

Sales and Marketing (Manufactured)

            Ben Nadorf and two regional sales managers oversee the entire sales and marketing effort for the Company's manufactured products. Everlast employs, on a full-time basis, nine sales representatives who are assigned territories. The sales force is responsible primarily for servicing sporting goods retailers across the United States. For the geographic areas which are not directly covered by Everlast's sales force, independent sales representatives are used.

            Everlast's management has focused its marketing efforts in the following areas:

            o Trade Shows: Everlast's participates in more than twelve trade shows annually, which are attended by most major sporting goods retailers and manufacturers;

            o Product Catalogues: A catalogue is published as required, which features all products manufactured by Everlast. Catalogues for selected licensed items are also produced;

            o           Mail-Order:   Through  its  American   Fitness  Products
                        subsidiary,    Everlast   operates   as   a   mail-order
                        distributor to the general public; and

            o Amateur Boxing Sponsorship: Everlast sponsors various amateur boxing organizations and events, with donations of cash and Everlast equipment. As a matter of policy, Everlast does not pay individual professional boxers to use their equipment. However, free equipment is provided to some professionals.

Suppliers

                        Raw materials used in Everlast's core product offerings are top-grain leather, synthetic fabrics, canvas, assorted wood and steel tubing, and various materials used in stuffing gloves and punching bags. As these raw materials are basically commodities, Everlast uses several different suppliers for each. No one supplier accounts for more than ten percent (10%) of Everlast's purchases. The majority of raw materials are sourced domestically, with the exception of Nevatear(TM) - the material used in the moderately-priced gloves, bags and gym mats. Nevatear(TM) is a vinyl coated fabric with tire-cord nylon content, which is designed to withstand years of usage (five year guarantee).

Management Information Systems

                        Everlast tracks its inventory, accounts receivable and accounts payable on standard business computer software and systems. Upon a customer's request, Everlast is fully capable of shipping through EDI. The Company can electronically provide retailers with purchase orders, invoicing, labels and advance shipping notices, in addition to other items.

Insurance

                        Everlast maintains insurance coverage on all real estate, machinery, automotive and computer equipment. Additional coverage includes commercial general liability, employee benefits, commercial crime and umbrella liabilities.

Legal Proceedings

                        Everlast is not party to any material legal proceedings.



Market For Common Equity and Related Stockholder Matters

            There is no public trading market for Everlast's common equity. There are currently three holders of record of Everlast common equity.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF EVERLAST WORLD'S BOXING HEADQUARTERS CORP.

General

            Everlast is the premiere name in boxing, and a widely-recognized name in sporting goods. Everlast's products are sold to major sporting goods stores and gyms throughout the United States In addition, products such as men's and women's sportswear and activewear, childrenswear, footwear, athletic socks, watches, cardiovascular exercise equipment and gym/duffel bags are produced and marketed under licensing agreements. Everlast also has licensing arrangements with foreign distributors in over 20 countries around the world. At the retail level, Everlast's licensed products generate in excess of $200.0 million in revenues.

            The consolidated financial statements of Everlast and the notes thereto, which are set forth elsewhere in this Proxy Statement, contain detailed information that should be referred to in conjunction with this discussion.

Six Months Ended June 30, 2000 Compared to Six Months Ended June 30, 1999

            Results of Operations
            ---------------------

            Net revenues were $10.2 million for the six months ended June 30, 2000, which represents a 12.8% decrease over the same period of the prior fiscal year's $11.7 million. Wholesale revenues decreased to $1.7 million due to a loss of two major customers because of bankruptcies. License revenues increased $220,000 compared to the prior period.

            Operating profits decreased by $630,000 compared to the same period for the prior fiscal year due to lower absorption of relatively fixed manufacturing and operating expenses.

            Liquidity and Capital Resources
            -------------------------------

            Net cash provided by operating activities was relatively unchanged at $3.3 million at June 30, 2000, compared to $3.2 million at June 30, 1999. Net cash used by investing activities decreased to $2.8 million at June 30, 2000 from $8.5 million at June 30, 1999 as Everlast converted its cash and cash equivalents to investments in commercial paper during the first half of 1999. Net cash used by financing activities declined to $150,000 at June 30, 2000 from $850,000 at June 30, 1999 as the result of payments made to a former shareholder in 1999.

            Working capital was $20.8 million at June 30, 2000, which was used to fund Everlast's operations.

            2000 Liquidity Outlook
            ----------------------

            Financial condition is expected to remain strong. Working capital is expected to increase as Everlast increases inventory with the anticipated introduction of new products. Historically, Everlast's internal cash flows have funded revenue growth and working capital needs.


Fiscal Year Ended December 31, 1999 Compared to Fiscal Year Ended
December 31, 1998

            Results of Operations
            ---------------------

            Net revenues were $22.7 million for fiscal year ended December 31, 1999, which represents a 1.7% decrease from the prior fiscal year's $23.1 million. Wholesale revenues decreased $300,000 while license revenues had a slight increase of $40,000. In terms of wholesale revenues, Everlast was experiencing strong growth in the first half of the year, as many retailers' inventory levels were lean. However, management experienced a slower second half of the season, as this situation at retail corrected itself. Consequently, flat wholesale revenues were experienced for fiscal year ended December 31, 1999.

            Operating profits remained static for the fiscal year ended December 31, 1999 versus the fiscal year ended December 31, 1998 due to relative flatness in the sales and license revenues compared to the prior year. Operating expenses remained stable and therefore had little impact on net operating income.

            Liquidity and Capital Resources
            -------------------------------

            Net cash provided from operating activities was $2.9 million for the fiscal year ended December 31, 1999 compared to $5.4 million for the fiscal year ended December 31, 1998, a decrease of $2.5 million. The decrease in net cash is mainly due to an increase in inventory due to the anticipated increase in orders for new products. Net cash used in investing activities was $8.3 million for fiscal year ended December 31, 1999, which was primarily an $8.0 million investment in higher yielding commercial paper. The other $300,000 was used for the purchase of fixed assets, which is primarily composed of maintenance capital expenditures.

            Working capital was $19.5 million at December 31, 1999, which was used to fund Everlast's operations.

Fiscal Year Ended December 31, 1998 Compared to Fiscal Year Ended
December 31, 1997

            Results of Operations
            ---------------------

            Net revenues for fiscal year ended December 31, 1998 remained static at $23.1 million compared to fiscal year ended December 31, 1997. Wholesale revenues increased slightly to $18.4 million from $18.2 million the prior year, despite overall downward pressure on prices in the sporting goods industry. Licensing revenues decreased marginally to $4.7 million for the fiscal year ended December 31, 1998, as compared to $5.0 million the prior year due to the loss of a licensee (due to bankruptcy) which was not replaced in 1998.

             Operating profits decreased for the fiscal year ended December 31, 1998 compared to fiscal year ended December 31, 1997. The decrease was primarily due to a 1% decline in wholesale profit margins and a decrease in licensing income directly impacted overall operating profit margins.

            Liquidity and Capital Resources
            -------------------------------

            Net cash provided from operating activities was $5.4 million for fiscal year ended December 31, 1998, compared to $50,000 for the fiscal year ended December 31, 1997, an increase of $5.3 million. The increase in net cash is mainly due to a decrease in inventory and prepaid taxes due to the liquidation of excess inventory and a reduction of taxes respectively. Net cash used in financing activities was $1.7 million for both years, which was primarily an $1.6 million payment of a note due to the estate of a former shareholder.

            Working capital was $16.7 million at December 31, 1998, which was used to fund Everlast's operations.


           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
            AND RESULTS OF OPERATIONS OF ACTIVE APPAREL GROUP, INC.

General

            The Company is a designer, marketer and supplier of women's and men's activewear, sportswear, swimwear and accessories. The Company sells its principal product collections under the Everlast brand name through exclusive licensing arrangements. The Company's products are manufactured by independent manufacturing contractors and are sold to over 20,000 retail locations mostly throughout the United States and Canada, including a variety of department stores, specialty stores, sporting goods stores, catalog operations and better mass merchandisers.

            The financial statements of the Company and the notes thereto, which are set forth elsewhere in this Proxy Statement, contain detailed information that should be referred to in conjunction with this discussion.

Six Months Ended June 30, 2000 Compared to Six Months Ended June 30, 1999

            Results of Operations
            ---------------------

            Net sales increased to $16,184,470 for the six months ended June 30, 2000 from $11,148,223 for the six months ended June 30, 1999, an increase of $5,036,247, or 45.2%. The increase in net sales is primarily attributed to increased sales volume of the Company's men's and women's products through continued market penetration with new accounts and increased orders from established accounts.

            Gross profit increased to $6,346,083 for the six months ended June 30, 2000 from $4,654,232 for the six months ended June 30, 1999, an increase of $1,691,851, or 36.4%. Gross profit decreased as a percentage of net sales to 39.2% from 41.7%. The decrease as a percentage of net sales is primarily attributed a change in the Company's product mix.

            Selling and shipping expenses increased to $3,400,307 for the six months ended June 30, 2000 from $2,639,989 for the six months ended June 30, 1999, an increase of $760,318, or 28.8%. Selling and shipping expenses as a percentage of net sales decreased to 21.0% from 23.7%. The decrease as a percentage of net sales was primarily attributable to the increase in sales as it relates to the fixed portion of selling and shipping expenses.

            General and administrative expenses increased to $1,061,199 for the six months ended June 30, 2000 from $988,711 for the six months ended June 30, 1999, an increase of $72,488, or 7.3%. General and administrative expenses as a percentage of net sales decreased to 6.6% from 8.9%. The decrease as a percentage of net sales is primarily attributed to the relative fixed nature of general and administrative expenses.

            Financial expenses increased to $371,845 for the six months ended June 30, 2000 from $212,718 for the six months ended June 30, 1999, an increase of $159,127, or 74.8%. The increase is attributed to the increase in the Company's net borrowings from the factor, for the six months ended June 30, 2000 versus the comparable period in 1999, to finance growth.

            Operating income increased to $1,512,732 for the six months ended June 30, 2000 from $812,814 for the six months ended June 30, 1999, an increase of $699,918, or 86.1%, because of the reasons stated in the preceding paragraphs. Operating income as a percentage of net sales was 9.3% for the six months ended June 30, 2000 as compared to 7.3% for the six months ended June 30, 1999.

            The Company incurred a tax provision of $650,473 for the six months ended June 30, 2000 as compared to $349,648 for the six months ended June 30, 1999, an increase of $300,825, or 86.0%.

            The Company had net income of $862,259 for the six months ended June 30, 2000 as compared to $463,166 for the six months ended June 30, 1999, an increase of $399,093, or 86.2%, because of the reasons stated in the preceding paragraphs.

            Liquidity and Capital Resources
            -------------------------------

            Net cash provided by operating activities for the six months ended June 30, 2000 was $216,664 compared to $76,067 for the six months ended June 30, 1999. This increase was primarily attributable to an increase in net income. Net cash used for investing activities for the six months ended June 30, 2000 was $116,590 compared to $81,360 for the six months ended June 30, 1999. The increase was attributable to the purchase of fixed assets.

            During the six months ended June 30, 2000, the Company's primary need for funds was to finance working capital for the growth in net sales of the Company's products. The Company has relied primarily upon cash flow from operations  and  advances  drawn  against  factored  receivables  to finance its operations and expansion. At June 30, 2000, working capital was $6,566,252 compared to $5,409,043 at June 30, 1999 an increase of $1,157,209.

            Due from factor represents the amount owed to the Company for factored receivables less the amount of outstanding advances made by the factor. At June 30, 2000 due from factor was $3,504,618 as compared to $1,815,835 at June 30, 1999, an increase of $1,688,783. This increase is primarily the result of increased volume for the six months ended June 30, 2000. The Company's inventory increased to $5,115,244 at June 30, 2000 as compared to $4,191,123 at June 30, 1999 due to an increase in booked and anticipated orders. Accounts payable increased to $2,295,231 at June 30, 2000 as compared to $1,106,877 at June 30, 1999 an increase of $1,188,354. The increase was due to more favorable terms received from the Company's vendors.

            Management anticipates it will retain a net receivable position with its factor, although no assurance to that effect can be given. Positive cash flow, if it occurs, will provide for a further reduction in advances, creating sufficient working capital to fund the Company's anticipated growth for the next twelve months. If a positive cash flow does not occur, borrowings with the factor will increase.

Fiscal Year Ended December 31, 1999 Compared to Fiscal Year
Ended December 31, 1998

            Results of Operations
            ---------------------

            Net sales increased to $24,464,139 for the year ended December 31, 1999 from $15,011,926 for the year ended December 31, 1998, an increase of $9,452,213 or 63.0%. The increase in net sales is primarily attributed to increased sales volume of the Company's women's products through continued market penetration and introduction of the Company's men's products.

            Gross profit increased to $9,885,763 for the year ended December 31,1999 from $5,528,335 for the year ended December 31, 1998, an increase of $4,357,428 or 78.8%. Gross profit increased as a percentage of net sales to 40.4% from 36.8%. The increase as a percentage of net sales is primarily attributed to higher prices received for the Company's products.

            Selling and shipping expenses increased to $5,871,751 for the year ended December 31, 1999 from $3,637,729 for the year ended December 31, 1998, an increase of $2,234,022 or 61.4%. Selling and shipping expenses as a percentage of net sales decreased to 24.0% from 24.2%. The decrease as a percentage of net sales is primarily attributed to the increase in sales as it relates to the fixed portion of the selling and shipping expenses.

            General and administrative expenses increased to $2,024,539 for the year ended December 31, 1999 from $1,911,621 for the year ended December 31, 1998, an increase of $112,918 or 5.9%. General and administrative expenses as a percentage of net sales decreased to 8.3% from 12.7%. The decrease as a percentage of net sales is primarily attributed to the relative fixed nature of general and administrative expenses.

            Financial expenses increased to $557,627 for the year ended December 31, 1999 from $413,713 for the year ended December 31, 1998, an increase of $143,914 or 34.8%. The increase is attributed to the increase in the Company's net borrowings from the factor and factor commissions paid on increased sales, for the year ended December 31, 1999 as compared to the year ended December 31, 1998, to finance growth.

            Operating income increased to $1,431,846 for the year ended December 31, 1999 from a loss of $434,728 for the year ended December 31, 1998, an increase of $1,866,574 for the reasons stated above. Operating income as a percentage of net sales was 5.85% for the year ended December 31, 1999 as compared to negative 2.9% for the year ended December 31, 1998.

            The Company incurred a tax provision of $615,694 for the year ended December 31, 1999 as compared to a tax benefit of $194,093 for the year ended December 31, 1998. This income tax provision is in proportion to the increase in the Company's income.

            The Company had net income of $816,152 for the year ended December 31, 1999 as compared to a loss of $240,635 for the year ended December 31, 1998, an increase of $1,056,787.

            2000 Market Outlook
            -------------------

            While the retail environment remains difficult, the Company's management believes it will continue to increase its sales growth, although no assurance can be given that such increase will continue.

            The continued market penetration of the Everlast men's activewear and sportswear line and the expansion of the Company's internet web site are expected to add to the Company's distribution base. The Company continues to focus on its core Everlast brand and to explore other opportunities for growth.

            Liquidity and Capital Resources
            -------------------------------

            Net cash provided by operating activities for the year ended December 31, 1999 was $222,766 compared to $202,937 for the year ended December 31, 1998. This increase was primarily attributable to an increase in net income. Net cash used for investing activities for the year ended December 31, 1999 was $176,540 compared to $79,414 for the year ended December 31, 1998 due to an increase in capital expenditures for computer related equipment. Net cash provided by financing activities was $0 for the year ended December 31, 1999 compared to $9,906 for the year ended December 31, 1998 due to a decline in the proceeds received from the exercise of stock options.

            During the year ended December 31, 1999, the Company's primary need for funds was to finance working capital due to growth in net sales of the Company's products. The Company has relied primarily upon cash flow from operations and advances drawn against factored receivables to finance its operations and expansion. At December 31, 1999, working capital was $5,850,064 compared to $4,994,000 at December 31, 1998, an increase of $856,064. This increase was primarily attributable to the Company's net income for the year ended December 31, 1999, as compared to a net loss for the year ended December 31, 1998.

            Due from factor represents the amount receivable by the Company for factored receivables net of outstanding advances made by the factor to the Company under the factoring agreement. At December 31, 1999 due from factor was $1,549,047 as compared to $1,887,245 at December 31, 1998. The Company's inventory increased by 73.2% to $5,240,152 at December 31, 1999 from $3,026,241 at December 31, 1998 to support the increased backlog of open orders and the Company's expanded product lines.

Fiscal Year Ended December 31, 1998 Compared to Fiscal Year
Ended December 31, 1997

            Results of Operations
            ---------------------

            Net sales decreased to $15,011,926 for the year ended December 31, 1998 from $16,687,271 or the year ended December 31, 1997, a decrease of $1,675,345 or 10.0%. This decrease was principally attributable to decreased sales volume of the Company's Converse and MTV licensed products.

            Gross profit decreased to $5,528,335 for the year ended December 31, 1998 from $6,355,284 or the year ended December 31, 1997, a decrease of $826,949 or 13.0%. Gross profit decreased as a percentage of net sales to 36.8% from 38.1%. This decrease was primarily due to the lower sales prices received for the Converse and MTV licensed products.

            Selling and shipping expenses decreased to $3,637,729 for the year ended December 31, 1998 from $3,743,862 for the year ended December 31, 1997, a decrease of $106,133 or 2.8%. Selling and shipping expenses as a percentage of net sales increased to 24.2% from 22.4%. This increase was attributable to greater sales sample expense and an increase in salaries of employees involved in the sale, shipping and design of the Company's products.

            General and administrative expenses increased to $1,911,621 for the year ended December 31, 1998 from $1,850,203 for the year ended December 31, 1997, an increase of $61,418 or 3.3%. General and administrative expenses as a percentage of net sales increased to 12.7% from 11.1%. The increase was primarily attributable to an increase in outside consulting expense.

            Financial expenses decreased to $413,713 for the year ended December 31, 1998 from 417,159 of the year ended December 31, 1997, a decrease of $3,446 or 0.8%. This decrease was primarily attributable to the decrease in the Company's net borrowings from its factor for the year ended December 31, 1998, versus the year ended December 31, 1997 and offset by foreign currency transaction losses in the Canadian branch. Of the total financial expenses, interest expense decreased to $120,950 for the year ended December 31, 1998 from $171,318 for the year ended December 31, 1997. Such decrease reflects the decreased level of borrowings due to lower inventory levels.

            Operating income decreased to a loss of $434,728 for the year ended December 31, 1998 from a profit of $344,060 for the year ended December 31, 1997, a decrease of $778,788 for the reasons stated above. Operating income as a percentage of net sales was negative 2.9% for the year ended December 31, 1998 as compared to positive 2.1% for the year ended December 31, 1997.

            The Company recognized a tax benefit of $194,093 for the year ended December 31, 1998 as compared to a tax provision of $132,575 for the year ended December 31, 1997. This income tax reduction is in proportion to the decline in the Company's income.

            The Company had a net loss of $240,635 for the year ended December 31, 1998 as compared to net income of $211,485 for the year ended December 31, 1997, a decrease of $452,120.

            Liquidity and Capital Resources
            -------------------------------

            Net cash provided by operating activities for the year ended December 31, 1998 was $202,937 compared to $49,058 for the year ended December 31, 1997. This increase was primarily attributable to a decrease in inventory. Net cash used for investing activities for the year ended December 31, 1998 was $79,414 compared to $223,757 for the year ended December 31, 1997 due to a decline in capital expenditures. Net cash provided by financing activities was $9,906 for the year ended December 31, 1998 compared to $70,899 for the year ended December 31, 1997 due to a decline in the proceeds received from the exercise of stock options.

            During the year ended December 31, 1998, the Company's primary need for funds was to finance working capital due to anticipated growth in net sales of the Company's products. The Company has relied primarily upon cash flow from operations and advances drawn against factored receivables to finance its operations and expansion. At December 31, 1998, working capital was $4,994,000 compared to $5,187,272 at December 31, 1997, a decrease of $193,272. This decrease as primarily attributable to the Company's net loss for the year ended December 31, 1998.

            Due from factor represents the amount receivable by the Company for factored receivables less the amount of outstanding advances made by the factor to the Company under the factoring agreement. At December 31, 1998 Due from Factor was $1,887,245 as compared to $1,656,283 at December 31, 1997. The Company's inventory decreased by 21.3% to $3,026,241 at December 31, 1998 from $3,847,556 at December 31, 1997.

             HISTORICAL AND PRO FORMA COMPARATIVE PER SHARE DATA OF
                      THE COMPANY AND EVERLAST (UNAUDITED)


            The following tables present comparative per share information for the Company and Everlast on a historical basis and on a pro forma basis assuming that the acquisition had occurred at January 1, 1999 and 2000 for cash dividends and earnings per common share--diluted and as of June 30, 2000 for book value per common share.

            The pro forma information was prepared using the purchase method of accounting. The pro forma information presented reflects the results of pro forma adjustments that are based on preliminary estimates of fair market value and certain assumptions that the Company believes are reasonable under circumstances. The actual allocation of the consideration paid by the Company for Everlast may differ from that reflected in this pro forma information after a more extensive review of the fair market values of the assets acquired and liabilities assumed has been completed. The unaudited pro forma information does not purport to present the financial position or results of operations of the Company had the transactions and events assumed therein occurred on the dates specified, nor is it necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma information does not give effect to any operating efficiencies or cost savings that may be realized as a result of the merger, primarily related to reduction of duplicative operating, general and administrative expenses.

            The tables should be read in conjunction with the Company's financial statements and notes incorporated by reference in this Proxy Statement and the financial statements and notes of Everlast included elsewhere in this Proxy Statement.

      ACTIVE APPAREL GROUP, INC.                     HISTORICAL     PRO FORMA
                                                       June 30,      June 30,
                                                         2000          2000

Book value per common share                           $   2.86     $   3.16
Dividends per common share                                0            0
Earnings per common share--diluted                    $   0.32     $   0.07

      EVERLAST WORLD'S BOXING
         HEADQUARTERS CORP.                          HISTORICAL(1)  PRO FORMA
                                                       June 30,      June 30,
                                                         2000            2000

Book value per common share                           $ 772,674    $   3.16
Dividends per common share                                    0        0
Earnings per common share--diluted                    $  43,949    $   0.07

            (1) Based on 31 shares of common stock of Everlast World's Boxing Headquarters outstanding as of June 30, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock and Class A Common Stock as of Record Date for (i) each of the Company's directors, (ii) each of the Company's executive officers, (iii) each stockholder known to be the beneficial owner of more than five percent of any class of the Company's voting securities, and (iv) all directors and executive officers as a group:

                                                Beneficial Ownership Common and Class A Common Stock (1)
                                            ----------------------------------------------------------------
Name and Address of Beneficial                                                     Percentage of Outstanding
          Owner                                       Number (2)                              Stock
------------------------------              ------------------------------         -------------------------

George Q Horowitz                                     624,795(3)                              23.7%
      c/o Active Apparel Group, Inc.
      1350 Broadway, Suite 2300
      New York, NY 10018

James K. Anderson                                     104,662(4)                               4.0%
      4903 163rd Ave., N.E.
      Redmond, WA 98052

Rita Cinque Kriss                                     106,033(5)                               4.0%
      c/o Active Apparel Group, Inc.
      1350 Broadway, Suite 2300
      New York, NY 10018

Larry Kring                                            29,522(6)                               1.1%
      3265 126th Ave., N.E.
      Bellevue, WA 98005

Edward R. Epstein                                       8,867(7)                               *
      915 Middle River Drive
      Suite 419
      Fort Lauderdale, FL 33304

Angelo Giusti                                           6,200(8)                               *
      19 Deer Path
      Holmdel, NJ 07733

All directors and executive officers                  880,079 (3) (4)                         32.3%
as a group (6 persons)                               (5) (6) (7) (8)

-------------------

(1) Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of securities with respect to which such person has or shares: (i) voting power, which includes the power to vote or direct the vote of the security, or (ii) investment power, which includes the power to dispose of or to direct the disposition of the security. Unless otherwise indicated below, the persons named in the table above have sole voting and investment power with respect to all shares beneficially owned.

(2) As of September 20, 2000, there were outstanding 2,492,581 shares of Common Stock and 100,000 shares of Class A Common Stock. The Class A Common Stock, while held by George Horowitz, as they currently are, entitle George Horowitz to five (5) votes for each share held. Thus, while there are 2,592,581 total shares outstanding (not including any unexercised options) this represents 2,992,581 votes.

(3) Consists of (i) 478,128 shares of Common Stock (500 of which are owned by minor children) (ii) 100,000 shares of super-voting Class A Common Stock and
(iii) 46,667 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including (A) options to purchase 15,000 shares granted by the Company at the exercise price of $2.23 per share, which expire on November 3, 2005, (B) options to purchase 25,000 shares at an exercise price $2.23 per share, which expire on November 7, 2006, and (C) options to purchase 6,667 shares at an exercise price of $3.97 per share, which expire March 22, 2009.

(4) Consists of (i) 84,300 shares of Common Stock of which Mr. Anderson owns 44,300 shares of Common Stock with his wife, as joint tenants, and (ii) 20,362 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including

            (A)         839 shares @ $ 1.75 expires December 31, 2004
            (B)         839 shares @ $ 3.00 expires December 31, 2004
            (C)         839 shares @ $ 5.00 expires December 31, 2004
            (D)         839 shares @ $ 6.25 expires December 31, 2004
            (E)         4,706 shares @ $ 0.85 expires December 31, 2003
            (F)         3,200 shares @ $ 2.23 expires November 3, 2002
            (G)         3,200 shares @ $ 2.23 expires January 2, 2003
            (H)         3,100 shares @ $ 2.23 expires January 3, 2004
            (I)         1,733 shares @ $ 3.59 expires January 2, 2005
            (J)         1,067 shares @ $ 9.38 expires January 3, 2006

(5) Consists of (i) 77,200 shares of Common Stock and (ii) 28,833 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days including (A) options to purchase 10,500 shares of Common Stock at an exercise price of $2.23 per share, which expire on November 3, 2005 and (B) 15,000 shares of Common Stock at an exercise price of $2.23 per share, which expire on December 13, 2006 and (C) 3,333 shares of Common Stock, at an exercise price of $3.97 per share which expire March 22, 2009.

(6) Consists of (i) 10,338 shares of Common Stock and (ii) 19,184 shares of Common Stock issuable upon the exercise of options currently exercisable or within 60 days, including

            (A)         839 shares @ $ 1.75 expires December 31, 2004
            (B)         839 shares @ $ 3.00 expires December 31, 2004
            (C)         839 shares @ $ 5.00 expires December 31, 2004
            (D)         839 shares @ $ 6.25 expires December 31, 2004
            (E)         3,762 shares @ $ 0.85 expires December 31, 2003
            (F)         3,100 shares @ $ 2.23 expires November 3, 2002
            (G)         3,100 shares @ $ 2.23 expires January 2, 2003
            (H)         3,100 shares @ $ 2.23 expires January 3, 2004
            (I)         1,733 shares @ $ 3.59 expires January 2, 2005
            (J)         1,033 shares @ $ 9.38 expires January 3, 2006

(7) Consists of 8,867 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including (A) options to purchase 3,000 shares of Common Stock at an exercise price of $2.23 per share, which expire on January 2, 2003 and (B) options to purchase 3,000 shares of Common Stock at an exercise price of $2.23 per share, which expire on January 3, 2004, (C) 1,800 shares of Common Stock at an exercise price of $3.59 which expire January 2, 2005, (D) 1,067 shares at an exercise price of $9.38 which expire January 3, 2006.

(8) Consists of (i) 700 shares of Common Stock and (ii) 5,500 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including (A) options to purchase 3,000 shares of Common Stock at an exercise price of $2.23 per share, which expire on January 3, 2004 and (B) options to purchase 1,667 shares of Common Stock at an exercise price of $2.094 per share, which expire on June 6, 2008, (C) 833 shares of Common Stock at an exercise price of $3.97 which expire March 22, 2009.

                             EXECUTIVE COMPENSATION

            The following Summary Compensation Table sets forth certain information concerning total annual compensation paid to George Horowitz, the Company's President, Chief Executive Officer and Treasurer, Rita Cinque Kriss, the Company's Executive Vice President and Secretary and Angelo Giusti, Vice President of Operations (the "Named Executive Officers"), for services rendered in all capacities by them to the Company during fiscal years 1999, 1998 and, 1997.

Summary Compensation Table

                                                   Annual Compensation
                                                                                                                      Underling
                                                                                                                     Securities
                                                                            Other Annual        All Other            Compensation
 Name and Principal Positions(1)         Year    Salary ($)    Bonus ($)   Compensation ($)   Compensation ($)     Options(11) (#)
 -------------------------------         ----    ----------    ---------   ----------------   ----------------     ---------------
George Horowitz (President;
Chief Executive Officer;
Treasurer)                                1999    277,697        21,000         21,068(3)        983(6)               40,000
                                          1998    265,000        12,000         19,534(4)        853(6)                    0
                                          1997    265,000        18,000         17,257(5)        595(6)                    0

Rita Cinque Kriss (Executive
Vice President; Secretary)                1999    128,462        18,265         12,048(7)          0                  25,500
                                          1998    140,000             0         20,308(8)          0                       0
                                          1997    140,000        12,000(2)       9,565(9)          0                       0

Angelo Giusti (Vice President of
Operations & Director)                    1999    121,846         3,000              0             0                   3,000
                                          1998    110,000             0              0             0                       0
                                          1997     63,139(10)         0              0             0                       0

----------------


(1) Other than George Horowitz , Rita Cinque Kriss and Angelo Giusti, no Named Executive Officer of the Company was paid more than $100,000 in total salary and bonus for fiscal year 1999, and accordingly, no other Named Executive Officers are included in the table above.

(2) The Company has agreed to pay the amount of tax owed on the bonus payment noted in the column above.

(3) Consists of an aggregate of $21,068 paid to or on behalf of Mr. Horowitz by the Company in fiscal year 1999 in connection with automobile lease installment payments ($15,242), related insurance premiums ($1,422) and parking expenses ($4,404).

(4) Consists of an aggregate of $19,534 paid to or on behalf of Mr. Horowitz by the Company in fiscal year 1998 in connection with automobile lease installment payments ($13,659), related insurance premiums ($1,088) and parking expenses ($4,787).

(5) Consists of an aggregate of $17,257 paid to or on behalf of Mr. Horowitz by the Company in fiscal year 1997 in connection with automobile lease installment payments ($13,660), related insurance premiums ($1,088) and parking expenses ($2,509).

(6) Represents premiums paid by the Company in fiscal year 1999, 1998 and 1997 on term life Insurance policies for the benefit of Mr. Horowitz.

(7) Consists of an aggregate of $12,048 paid to or on behalf of Ms. Cinque Kriss by the Company in fiscal year 1999 in connection with automobile lease installment payments ($9,558), and related insurance premiums ($2,490).

(8) Consists of an aggregate of $12,732 paid to or on behalf of Ms. Cinque Kriss by the Company in fiscal year 1998 in connection with automobile lease installment payments ($8,019), related insurance premiums ($3,806) and parking expenses ($907), and $7,576 for income taxes on 1997 bonus.

(9) Consists of an aggregate of $9,565 paid to or on behalf of Ms. Cinque Kriss by the Company in fiscal year 1997 in connection with automobile lease installment payments ($5,601), related insurance premiums ($1,846) and parking expenses ($2,118).

(10) Mr. Giusti has been an employee of the Company since June 1997.

(11) See report on repricing of options section for details of repriced options.

Long-Term Incentive and Pension Plans

            The Company currently has no long-term incentive or defined pension plans. The Company offers all employees a 401(k) savings plan that allows the employee to voluntarily defer a certain portion of their income before taxes. The Company pays all the administrative fees for the plan.

Option Grants In Last Fiscal Year

                        Number of       Percent of Total
                        Securities        Options Granted     Exercise Or Options
                        Underlying       To Employees in           Base Price             Expiration
     Name             Options Granted       Fiscal Year              ($/Sh)                  Date

George Horowitz           20,000             18.5%                    $3.97                 3/22/09
                          20,000             18.5%                    $2.23                12/31/09

Rita Cinque Kriss         10,000              9.3%                    $3.97                 3/22/09
                          10,000              9.3%                    $2.23                12/31/09

Angelo Giusti              2,500              2.3%                    $3.97                 3/22/09
                           2,500              2.3%                    $2.23                12/31/09


            There were no other option grants to Named Executive Officers during the year ended December 31, 1999.

Aggregated Option Exercises and Year-End Option Values Table

            No stock options were exercised by the Named Executive Officers during the year ended December 31, 1999. The following sets forth certain information regarding unexercised options held by each of the Named Executive Officers at December 31, 1999.

                                Number of Securities Underlying
                                 Unexercised Options Held at
                                       December 31, 1999                  Value of Unexercised In-The-Money
                                         (# of options)                   Options at December 31, 1999(1)
                                -------------------------------           ---------------------------------

              Name              Exercisable         Unexercisable          Exercisable         Unexercisable
              ----              -----------         -------------          -----------         -------------
George Horowitz                  46,667               33,333                   $0                   $0
Rita Cinque Kriss                28,833               16,667                   $0                   $0
Angelo Giusti                     5,500                5,000                 $193(2)               $97

-------------------

(1) Represents the total realized if all the in-the-money options held at December 31, 1999 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the closing sale price of Common Stock of $ 2.21 per share as reported on the Nasdaq SmallCap Market for December 31, 1999. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

(2) Includes options which are exercisable within 60 days hereof at an exercise price of $2.094.

Employment Contracts

            George Q Horowitz. The Company and George Horowitz are parties to an employment agreement, dated as of January 1, 2000 (the "Horowitz Employment Agreement") pursuant to which

Mr. Horowitz will serve as the President and Chief Executive Officer of the Company through December 31, 2005 (the "Term"). Mr. Horowitz's annual salary shall initially be $320,000 (the "Base Salary") and shall be considered for increase by the Board.

            In addition to the Base Salary, Mr. Horowitz is entitled to an annual cash bonus (the "Cash Bonus") based upon certain "net sales" and "before tax profits" targets. Mr. Horowitz is also entitled to receive under the Horowitz Employment Agreement a monthly automobile allowance, reimbursement for parking expenses, health and medical insurance, and participation in any retirement, life and disability insurance, dental insurance and any bonus, incentive or profit-sharing plans which the Company makes available from time to time to its executives. The Company has also agreed to include Mr. Horowitz as a named insured in any director or officer liability insurance policy the Company maintains on the same basis as is made available to the directors and other executive officers of the Company. The Horowitz Employment Agreement generally restricts Mr. Horowitz from disclosing certain confidential information during the Term and for a period of one year following the Term, and further restricts Mr. Horowitz from competing with the Company for a period of one year following the Term. The Horowitz Employment Agreement may be terminated by Mr. Horowitz for "good reason" or the Company "for cause". If the Horowitz Employment Agreement is terminated by the Company "for cause" or in the event of the resignation by Mr. Horowitz without "good reason," the obligations of the Company under the Horowitz Employment Agreement will terminate (except with respect to certain indemnification provisions). In the event of termination of the Horowitz Employment Agreement by reason of Mr. Horowitz's death, his estate is entitled to receive the pro rata amount of the Cash Bonus as of the time of his death at the end of the same fiscal ear. If Mr. Horowitz's employment is terminated due to a Change of Control (as defined in the Horowitz Employment Agreement), he will be entitled to a lump sum payment of 2.99 times the sum of the Base Salary, Cash Bonus and benefits, and payment for expenses incurred as a result of such termination and any deferred compensation, including but not limited to deferred bonuses allocated or credited to Mr. Horowitz as of the date of his termination.

            Upon the Closing of the Merger, the Horowitz Employment Agreement may not be amended or otherwise modified without the consent of a majority in interest of the Redeemable Preferred Stock. The Company and Mr. Horowitz also agreed that the Company's Board will not, so long as any shares of Redeemable Preferred Stock remain outstanding, without the consent of both of the directors elected by of the holders of the Redeemable Preferred Stock, increase the salary of Mr. Horowitz on an annual basis, greater than the either (i) 10% or (ii) twice the Cost of Living Allowance (as defined herein), whichever is less. The Cost of Living Allowance shall be equal to the percentage by which the Consumers Price Index for Urban Wage Borrowers and Clerical Workers: New York, N.Y. - Northeastern New Jersey (1982-84 equals 100), as published by the Bureau of Labor Statistics of the United States Department of Labor, shall have increased over the preceding year. If publication of the Consumer Price Index is discontinued, comparable statistics on the cost of living for the New York, N.Y.
- Northeastern New Jersey area as computed and published by an agency of the United States or by a responsible financial periodical of recognized authority to be selected by the parties shall be used.

            Rita Cinque Kriss. The Company and Rita Cinque Kriss are parties to an employment agreement, dated as of August 1, 1994, pursuant to which Ms. Cinque Kriss serves as Executive Vice President of the Company, for which Ms.
Cinque Kriss was paid an annual base salary of $70,000 from August 1, 1994 through December 31, 1994, $90,000 from January 1, 1995 through June 30, 1995, $105,000 from July 1, 1995 through December 31, 1995, $125,000 from January 1, 1996 through December 31, 1996, and is paid an annual base salary of $140,000 commencing January 1, 1997 and continuing thereafter through the Term (as defined below) of the agreement, unless increased by the Board on an annual basis during the Term. The initial term of such agreement expired on July 31, 1997 but was and will continue to be renewed for additional one-year periods unless either Ms. Cinque Kriss or the Company gives the other ninety days' prior written notice of non-renewal (as and if so extended, the "Term"). At the discretion of the Board, the Company may also pay Ms. Cinque Kriss a cash bonus on or before December 31 of any year during the Term. In addition to such base salary and contingent cash bonuses, Ms. Cinque Kriss is entitled to receive an automobile allowance of $9,000 annually, reimbursement for parking expenses up to $4,800 annually, health and medical insurance, and is also entitled to participate in any retirement, life and disability insurance, dental insurance and any bonus, incentive or profit-sharing plans which the Company makes available from time to time to its executives. Ms. Cinque Kriss is also entitled to receive reimbursement for all reasonable out-of-pocket expenses that she incurs relating to her services under such agreement. The Company is the beneficiary of a "key-executive" life insurance policy on Rita Cinque Kriss in the amounts of $1,000,000.

Report on Repricing of Options

            On December 31, 1999, the Company's Board approved the cancellation and replacement grant with a new exercise price of previously granted options under the 1993 Employee Stock Option Plan and the 1995 Non-Employee Directors Option Plan (collectively referred to as the "Option Plans") to its directors as follows:

Director                  No. of Option Shares    Original Option Exercise Price

George Horowitz                15,000                        $11.75
                               25,000                        $14.25

James Anderson                  3,200                        $11.75
                                3,200                        $12.50
                                3,100                        $14.25

Rita Cinque-Kriss              10,500                        $11.75
                               15,000                        $14.75

Larry Kring                     3,100                        $11.75
                                3,100                        $12.50
                                3,100                        $14.75

Edward Epstein                  3,000                        $12.50
                                3,000                        $14.75

Angelo Giusti                   3,000                        $12.50
                                3,000                        $14.75

            The Board determined that the original option exercise prices shown above were significantly in excess of the then current market price of the Common Stock, and was not fulfilling its designated purpose under their respective Option Plans of providing the various directors incentive to remain in the employ and service of the Company and to stimulate their efforts on behalf of the Company. Accordingly, to restore the purpose for which the options were granted, the exercise price of the options was reduced to $2.23, the average of the high and low trading price of the Common Stock as quoted on the Nasdaq SmallCap Market on December 30, 1999. All replacement options are immediately exercisable and terminate based on their respective original termination date. This action was taken to help restore the incentive value of the options.

                             SHAREHOLDERS PROPOSALS

            In order to be eligible for inclusion in the Company's proxy materials for the next year's annual meeting of shareholders, any shareholder proposal (other than the submission of nominees for directors) must be received by the Company at its principal offices not later than the close of business on January 9, 2001. Management of the Company is allowed to use its discretionary proxy voting authority in connection with any shareholder proposal received by the Company after March 24, 2001 intended for presentation from the floor of the next annual meeting of shareholders.

                         INDEPENDENT PUBLIC ACCOUNTANTS

            A representative of Berenson & Co., which served as the Company's independent public accountants for the current fiscal year and the fiscal year ended December 31, 1999, is expected to be present at the Meeting and, if he so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

                                  OTHER MATTERS

            The Board does not intend to present and has not been informed that any other person intends to present any matters for action at the Meeting other than those specifically referred to in this proxy statement. If any other matters properly come before the Meeting, the holders of the proxies will not be able to act in respect thereof.

 September __, 2000

                                          By Order of the Board of Directors


                                          /s/ George Q Horowitz
                                          --------------------------------------
                                          George Q Horowitz
                                          Chairman of the Board
                                          Chief Executive Officer & President

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----

ACTIVE APPAREL GROUP, INC.
      Report of Independent Auditors........................................F-4
      Balance Sheets as of December 31, 1999 and December 31, 1998..........F-5
      Statements of Operations for Fiscal Years Ended
                 December 31, 1999 and December 31, 1998....................F-6
      Statements of Changes in Stockholders' Equity for Fiscal Years
                 Ended December 31, 1999 and December 31, 1998..............F-7
      Statements of Cash Flows for Fiscal Years Ended December 31, 1999
                 And December 31, 1998......................................F-8
      Notes to Financial Statements for Fiscal Years Ended
                 December 31, 1999 and December 31, 1998....................F-9
      Balance Sheets as of June 30, 2000 and December 31, 1999..............F-18
      Statements of Income for Six Months Ended June 30, 2000 and 1999
                  and Three Months Ended June 30, 2000 and 1999.............F-19
      Statements of Changes in Stockholders' Equity for Six Months Ended
                 June 30, 2000 and June 30, 1999............................F-20
      Statements of Cash Flows for Six Months Ended
                 June 30, 2000 and June 30, 1999............................F-21
      Notes to Financial Statements for Six Months Ended
                 June 30, 2000 and June 30, 1999............................F-22

EVERLAST WORLD'S BOXING HEADQUARTERS CORP.
      Report of Independent Auditors........................................F-24
      Consolidated Balance Sheet for Fiscal Year Ended
                  December 31, 1998 and December 31, 1997...................F-25
      Consolidated Statements of Income and Retained Earnings for
                 Fiscal Years Ended December 31, 1998
                  and December 31, 1997.....................................F-27
      Consolidated Statement of Cash Flows for Fiscal Years Ended
                 December 31, 1998 and December 31, 1997....................F-28
      Notes to Consolidated Financial Statements for
                 Fiscal Year Ended December 31, 1998........................F-29

      Report of Independent Auditors........................................F-35
      Consolidated Balance Sheet for Fiscal Year Ended
                 December 31, 1999 and December 31, 1998....................F-36
      Consolidated Statements of Income and Retained Earnings for
                 Fiscal Years Ended December 31, 1999 and
                  December 31, 1998.........................................F-38
      Consolidated Statement of Cash Flows for Fiscal Years Ended
                 December 31, 1999 and December 31, 1998....................F-39
      Notes to Consolidated Financial Statements for
                 Fiscal Year Ended December 31, 1999........................F-40
      Report of Independent Auditors........................................F-46
      Unaudited Consolidated Balance Sheet for Six Months Ended
                 June 30, 2000 and June 30, 1999............................F-47
      Unaudited Consolidated Statements of Income and Retained Earnings
                 For Six Months Ended June 30, 2000 and
                  Three Months Ended June 30, 2000 and
                  June 30, 1999.............................................F-49

      Pro Forma Consolidated Financial Statements...........................F-51

                           ACTIVE APPAREL GROUP, INC.


                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

Independent Auditors' Report                                                1f


Balance Sheet                                                               2f


Statements of Operations                                                    3f


Statements of Changes in Stockholders' Equity                               4f


Statements of Cash Flows                                                    5f


Notes to Financial Statements                                             6f-14f

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Active Apparel Group, Inc.
New York, NY


We have audited the accompanying balance sheet of Active Apparel Group, Inc. as of December 31, 1999, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Active Apparel Group, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.


/S/ Berenson & Co. LLP


New York, NY
January 21, 2000

                                                                         Page 2f
                           ACTIVE APPAREL GROUP, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1999

                                   A S S E T S

Current assets:
   Cash and cash equivalents                                                      $   239,096          $  192,870
   Refundable Income Taxes                                                                  0             284,478
   Due from factor                                                                  1,549,047           1,887,245
   Inventory                                                                        5,240,152           3,026,241
   Prepaid expenses and other current assets                                          379,840             354,822
   Deferred tax asset                                                                 155,399             106,130
                                                                                 ------------          ----------
         Total current assets                                                       7,563,534           5,851,786

Note receivable, officer                                                               91,200             120,000
Property and equipment, net                                                           419,954             360,233
Security deposits and other assets                                                    199,510             270,343
                                                                                 ------------          ----------

                                                                                   $8,274,198          $6,602,362
                                                                                 ============          ==========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                $1,479,081             822,119
   Accrued expenses and other current liabilities                                     234,389              35,667
                                                                                 ------------          ----------
         Total liabilities, all current                                             1,713,470             857,786
                                                                                 ------------          ----------
Commitments

Stockholders' equity:
   Common stock, par value $.002; 10,000,000 shares authorized;
     2,666,581  issued;  2,492,581 outstanding                                          5,333               5,333
   Class A common stock, par value $.01; 100,000 shares
     authorized; 100,000 shares issued and outstanding                                  1,000               1,000
   Paid-in capital                                                                  6,136,341           6,136,341
   Retained earnings                                                                1,145,273             329,121
                                                                                  -----------          ----------
                                                                                    7,287,947           6,471,795
   Less treasury stock, at cost (174,000 common shares)                               727,219             727,219
                                                                                 ------------          ----------
                                                                                    6,560,728           5,744,576
                                                                                 ------------
                                                                                   $8,274,198          $6,602,362
                                                                                 ============          ==========

    The accompanying notes are an integral part of the financial statements.

                                                                         Page 3f

                           ACTIVE APPAREL GROUP, INC.

                            STATEMENTS OF OPERATIONS


                                                                       Years ended
                                                                       December 31,
                                                              1 9 9 9             1 9 9 8
                                                          ----------------    ----------------

Net sales                                                      $24,464,139         $15,011,926

Cost of goods sold                                              14,578,376           9,483,591
                                                              ------------       -------------

Gross profit                                                     9,885,763           5,528,335
                                                             -------------       -------------

Operating expenses:
   Selling and shipping                                          5,871,751           3,637,729
   General and administrative                                    2,024,539           1,911,621
   Financial expenses                                              557,627             413,713
                                                            --------------      --------------
                                                                 8,453,917           5,963,063
                                                             -------------       -------------

Income (loss) before provision
  for (recovery of) income taxes                                 1,431,846            (434,728)

Provision for (recovery of) income taxes                           615,694            (194,093)
                                                            --------------      --------------

Net income (loss)                                            $     816,152       $    (240,635)
                                                             =============       =============


Basic earnings per share                                        $.31                 $(.09)
                                                                ====                 =====



    The accompanying notes are an integral part of the financial statements.

                                                                         Page 4f
                           ACTIVE APPAREL GROUP, INC.

                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                                                                             Class A
                                                                                Common stock               common stock
                                                                         Shares           Amount       Shares          Amount
                                                                         ------           ------       ------          ------

Balance, January 1, 1998                                                 2,469,375       $5,283        100,000       $1,000

Stock options exercised                                                     24,706           50         -            -

Purchase of treasury stock                                                  (1,500)      -              -            -

Net loss, year ended December 31, 1998                                      -            -              -            -
                                                                   ---------------   ----------    -----------   ----------

Balance, December 31, 1998                                               2,492,581        5,333        100,000        1,000

Net income, year ended December 31, 1999                                    -            -              -            -
                                                                  ----------------   ----------   ------------   ----------

Balance, December 31, 1999                                               2,492,581       $5,333        100,000       $1,000
                                                                         =========       ======        =======       ======





        Paid-in           Retained                Treasury stock
        capital           earnings          Shares             Amount          Total
        -------           --------          ------             ------          -----

        $6,124,891        $   569,756       172,500          $(725,625)        $5,975,305

            11,450             -             -                  -                  11,500

              -                -              1,500             (1,594)            (1,594)

              -              (240,635)       -                  -                (240,635)
    ----------------      -----------   -----------     --------------       ------------

         6,136,341            329,121       174,000           (727,219)         5,744,576

              -               816,152        -                  -                 816,152
    ----------------     ------------  ------------    ---------------       ------------

        $6,136,341         $1,145,273       174,000          $(727,219)        $6,560,728
        ==========         ==========       =======          =========         ==========


    The accompanying notes are an integral part of the financial statements.

                                                                         Page 5f

                           ACTIVE APPAREL GROUP, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                                       Years ended
                                                                                                       December 31,
                                                                                           -------------------------------
                                                                                               1 9 9 9             1 9 9 8
                                                                                           --------------      --------------
Cash flows from operating activities:
   Net income (loss)                                                                          $   816,152         $  (240,635)
   Adjustments to reconcile net income (loss)
    to net cash provided by operating activities:
     Bad debts                                                                                     55,000             -
     Depreciation                                                                                 145,619             125,873
     Deferred tax benefit                                                                         (49,269)            (18,077)
     Changes in assets (increase) decrease:
       Refundable income taxes                                                                    284,478            (130,978)
       Due from factor                                                                            338,198            (230,962)
       Inventory                                                                               (2,213,911)            821,315
       Prepaid expenses and other current assets                                                  (80,018)             (3,849)
       Security deposits and other assets                                                          70,833              (9,002)
     Changes in liabilities increase (decrease):
       Accounts payable and accrued expenses and
        other current liabilities                                                                 855,684            (110,748)
                                                                                             ------------        ------------
              Net cash provided by operating activities                                           222,766             202,937
                                                                                             ------------        ------------

Cash flows from investing activities:
   Acquisition of property and equipment                                                         (205,340)            (79,414)
   Note receivable, officer                                                                        28,800              -
                                                                                            -------------   -----------------
              Net cash used by investing activities                                              (176,540)            (79,414)
                                                                                             ------------       -------------

Cash flows from financing activities:
   Purchase of treasury stock                                                                      -                   (1,594)
   Proceeds from stock options exercised                                                           -                   11,500
                                                                                       ------------------       -------------
         Net cash provided by financing activities                                                 -                    9,906
                                                                                       ------------------      --------------

Net increase in cash and cash equivalents                                                          46,226             133,429
Cash and cash equivalents, beginning of year                                                      192,870              59,441
                                                                                             ------------       -------------

Cash and cash equivalents, end of year                                                        $   239,096         $   192,870
                                                                                              ===========         ===========

Supplemental  disclosures  of cash flow  information:
   Cash paid during the year for:
     Interest                                                                                 $   279,804         $   120,950
     Income taxes                                                                                 433,959              88,584

    The accompanying notes are an integral part of the financial statements.

                                                                         Page 6f
                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998

1.    Nature of business:

      Active Apparel Group, Inc. (the "Company") is a distributor of licensed women's and men's activewear, sportswear, and swimwear, throughout the United States and Canada.

2.    Significant accounting policies:

      a.  Inventory:

          Inventory, consisting solely of finished goods, is stated at the lower of cost (first-in, first-out basis) or market.

      b.  Property and equipment:

          Property and equipment are stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the terms of the respective leases or estimated life of the assets, whichever is shorter. Expenditures for maintenance and repairs are charged to operations as incurred.

      c.  Cash and cash equivalents:

          The Company maintains its cash and cash equivalents accounts at various commercial banks. The cash balances are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000, at each bank.

          For purposes of the statements of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

      d.  Fair value of financial instruments:

          i.   Cash and cash equivalents:

               The carrying amount reflected in the balance sheet for cash and cash equivalents, none of which are held for trading purposes, approximates fair value due to the short maturity of these instruments.

         ii.   Due from factor and accounts payable:

               The carrying amounts of due from factor and accounts payable approximate its fair values because of the short maturities of these instruments.

                                                                         Page 7f
                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998


2.    Significant accounting policies: (Continued)

      e. Advertising expense:

          The Company expenses advertising costs as they are incurred.

          As of December 31, 1999 and 1998, the Company had incurred advertising and promotional expenses of $794,259 and $657,505, respectively.

      f.  Estimates:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

      g.  Accounting for stock based compensation:

          The Company applies APB Opinion 25 to account for employee stock option plans (note 8). Accordingly, no compensation cost has been recognized in 1999 and 1998. Had compensation cost been determined on the basis of FASB Statement 123, net income (loss) and earnings per share would have been reduced as follows:

                                                 1 9 9 9         1 9 9 8
                                               -----------     ------------
                   Net income (loss):
                        As reported              $816,152       $(240,635)
                                                 ========       =========

                        Pro forma                $758,392       $(297,068)
                                                 ========       =========

                   Basic earnings per share:
                        As reported               $.31             $(.09)
                                                  ====             =====

                        Pro forma                 $.29             $(.12)
                                                  ====             =====

                                                                         Page 8f
                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998


2.    Significant accounting policies: (Continued)

      g.  Accounting for stock based compensation: (Continued)

          The fair value of compensation was computed using an option-pricing model which took into account the following factors as of the grant date:

          o   the  exercise  price and  expected  life of the option
          o the current price of the stock and its expected volatility o expected dividends, if any
          o the risk-free interest rate for the expected term of the option using Treasury Note rates with a remaining term equal to the expected life of the options

3.    Due from factor:

      Substantially all of the Company's accounts receivable are assigned without recourse to a commercial factor. The amount due from the factor represents net sales assigned in excess of advances received. The amount due from the factor is net of a provision for future chargebacks of $62,317 at December 31, 1999. Interest is charged at 1% above prime on advances. This factoring arrangement is collateralized by the Company's accounts receivable.

4.    Property and equipment:

             Furniture and fixtures                             $178,104
             Machinery and equipment                             666,122
             Leasehold improvements                               69,030
                                                               ---------
                                                                 913,256
             Less accumulated depreciation and amortization      493,302
                                                               ---------
                                                                $419,954
                                                               =========

5.    Note receivable, officer:

      The Company had a promissory note dated December 23, 1996 with the President and Chief Executive Officer in the amount of $120,000 that was due July 31, 2000. At December 31, 1999, this note was refinanced at its outstanding balance of $91,200 with the term extended through July 31, 2009. The unpaid principal bears interest at prime plus 1-1/2%.

                                                                         Page 9f
                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998


6.    Commitments:

      a.  License agreements:

          Revenues are generated principally from the sale of licensed merchandise. The Company is the licensee on seven agreements which provide for certain royalty payments and charges. Pursuant to five of the agreements (with the same licensor), the Company is required to pay a royalty of 6% of net sales, on licensed merchandise sold in the U.S. and Canada, and to spend 2 1/2% of annual net sales on advertising. The original two agreements with this licensor expired December 31, 1996. Effective January 1, 1997, the agreements were amended to reflect a new expiration date of December 31, 2002 with two five year renewal options, subject to minimum sales requirements, available to the Company. Effective January 1, 1999, the Company entered into two new agreements with this licensor covering the period January 1, 1999 to December 31, 2001 with two five-year renewal options, subject to minimum sales requirements, available to the Company. The agreements provide for minimum guaranteed payments annually. Future minimum guaranteed payments are approximately as follows:

                                                    United States                       Canada
                                               Royalty      Advertising         Royalty       Advertising
               Twelve months ending
                 December 31,  2000          $   980,000       $408,000         $228,000      $  95,000
                               2001            1,149,000        479,000          291,000        121,000
                               2002              779,000        325,000          154,000         64,000

          The amounts for Canada are presented in U.S. dollars assuming an exchange rate of $.69.

          The Company is required to maintain a standby letter of credit equal to the annual minimum royalties due per the licensing agreements or a cash deposit in varying amounts. At December 31, 1999, the Company maintained deposits of $135,000 for the US agreements and CN$40,000 for the Canadian agreements.

          The sixth and seventh license agreements expired on March 31, 1999 and
          June  30,  1999,  respectively.   The  Company  did  not  renew  these
          agreements.

          Royalty expense for the years ended December 31, 1999 and 1998 was approximately $1,309,000 and $809,000, respectively.

                                                                        Page 10f
                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998



6.    Commitments: (Continued)

      b.  Lease commitments:

          The Company has three leases for office and showroom space, one of which will expire April 30, 2000 and the other two will expire on April 30, 2005.

          At December 31, 1999, future minimum rental payments required under the noncancelable leases are approximately as follows:

             Twelve months ending December 31,   2000                  $215,000
                                                 2001                   225,000
                                                 2002                   229,000
                                                 2003                   243,000
                                                 2004                   243,000
                                           Thereafter                    81,000

          Rent expense for the years ended December 31, 1999 and 1998 was approximately $206,000 and $197,000, respectively.

      c.  Employment agreements:

          i. The Company has an employment agreement with its President and Chief Executive Officer at an annual base salary of $265,000 through the term (as defined) of the agreement. The initial term of the agreement expires on July 31, 2000 but continues thereafter for additional one-year periods unless either the President and Chief Executive Officer of the Company or the Board of Directors gives the other ninety days prior written notice of nonrenewal. At the discretion of the Board of Directors, the Company may pay the President and Chief Executive Officer a bonus on or before December 31, of any year during the term.

               Effective January 1, 2000, the Board of Directors increased the annual base salary of the President and Chief Executive Officer to $320,000.

               The agreement also includes a noncompete clause for a period of one year following its expiration or termination.

                                                                        Page 11f

                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998




6.    Commitments: (Continued)

      c.  Employment agreements: (Continued)

          ii. The Company has an employment agreement with a Director of the Company, whereby the Company has agreed to employ her as the Executive Vice-President at an annual compensation of $140,000.

               The agreement with the Executive Vice-President has restrictive covenants similar to those of the President and Chief Executive Officer.

7.    Class A common stock:

      The holder of the Class A common stock is entitled to five votes on all matters upon which each holder of common stock is entitled to vote. After the effective date of the initial public offering, the Board of Directors issued 100,000 shares of the Class A common stock exclusively to the President and Chief Executive Officer in order to permit him to maintain approximately the same voting power after the initial public offering as held prior to the offering. In exchange for the shares of Class A common stock issued to him, he surrendered 112,500 shares of common stock.

8.    Stock options:

      The Company has three stock option plans; the stock option plan, the 1993 stock option plan and the 1995 non-employee director stock option plan. Pursuant to the stock option plan, grants were awarded in 1993 to four individuals for services performed regarding the private offering of preferred stock. These options are exercisable at $.375 for a term of five years through September 30, 1998. All unexercised options were cancelled in 1998. Under the 1993 stock option plan, a maximum of 443,900 shares may be granted by the Company.

      The option price of shares designated as nonqualified shall be determined by the Board of Directors each year for the following year at 85% of fair market value and in the case of incentive stock options will be no less than the fair market value of the shares on the date of the grant.

                                                                        Page 12f

                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998



8.    Stock options (Continued):

      The 1995 non-employee director stock option plan provides for automatic grants of options to purchase 3,000 shares and thereafter yearly grants to purchase 3,000 shares of common stock to each active director serving on the Board at the time of the grant who is not an officer or employee of the Company. The Director Plan provides additional grants of options to non-employee directors of 100 shares to the Chairman of a committee and 200 shares to the Chairman and Secretary of the Board of Directors.

      Effective December 31, 1999, the Company granted 93,300 options pursuant to the 1993 stock option plan and the 1995 non-employee director stock plan to certain key employees and directors. The options were granted in exchange for the employees and directors cancellation of the same number of previously granted options which had a higher exercise price. The options granted have an effective exercise price of $2.23.

      The exercise price for options granted is the fair market value of the shares of common stock on the date of the grant. The term of each option is seven years from the date of the grant.

                                                                      S H A R E S
                                                           1993           1995
                                                Stock     stock          non-employee
                                                option    option        director stock                    Option exercise
                1 9 9 9                         plan      plan           option plan       Total             prices
          -------------------                 --------  ----------     ----------------   ---------  --------------------

      Outstanding at January 1,                   -        195,979          35,700          231,679       $ .85 - $14.75
      Granted                                     -        176,000          46,800          222,800       $2.23 - $ 9.38

      Cancelled                                   -         86,300          27,800          114,100       $2.09 - $14.75

      Exercised                                   -         -               -                -                  -
                                                ------------------     -----------

      Outstanding at December 31,                 -        285,679          54,700          340,379       $ .85 - $ 9.38
                                                ======     =======          ======          =======

      Exercisable at December 31,                 -        166,976          24,566          191,542       $ .85 - $ 6.25
                                                ======     =======          ======          =======

                                                                        Page 13f

                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998


8.    Stock options: (Continued)

                                                                    S H A R E S
                                     ------------------------------------------------------------------------------
                                                    1993            1995
                                       Stock       stock          non-employee
                                      option      option         director stock                 Option exercise
            1 9 9 8                   plan        plan            option plan      Total              prices
      -------------------            --------   ----------      ---------------   ---------  ----------------------

      Outstanding at
        January 1                     48,700      243,187            27,800        319,687     $  .38  -    $14.75
      Granted                         -            16,000             7,900         23,900     $ 2.09  -    $ 3.59
      Cancelled                       28,700       58,502            -              87,202     $  .38  -    $ 5.38
      Exercised                       20,000        4,706            -              24,706     $  .38  -    $  .85
                                      ------     --------        ----------       --------
      Outstanding at
        December 31                   -           195,979            35,700        231,679     $  .85  -    $14.75
                                      ======      =======            ======        =======
      Exercisable at
        December 31                   -           165,647            16,567        182,214     $  .85  -    $14.75
                                      ======      =======            ======        =======

9. Income taxes:

      a. For the year ended December 31, 1999 and 1998, the Company had a provision for (recovery of) income taxes consisting of the following:

                                                                            1 9 9 9            1 9 9 8
                                                                          ------------       -----------
               Current tax provision (recovery):
                   Federal                                                    $525,785         $(123,815)
                   State and local                                             139,178           (53,891)
                   Foreign                                                      -                  1,690
                                                                       ---------------      ------------
                                                                               664,963          (176,016)
               Deferred tax benefit:
                   Federal                                                     (38,957)          (13,015)
                   State and local                                             (10,312)           (5,062)
                                                                            ----------      ------------

               Income tax provision (recovery)                                $615,694         $(194,093)
                                                                              ========         =========

          The deferred tax benefit primarily consists of the utilization of net operating loss carryforwards.

      b. The deferred tax asset primarily consists of the temporary difference between the book and tax basis of inventory.

                                                                        Page 14f
                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998


10. Economic dependency:

      For the year ended December 31, 1999, three customers accounted for approximately 39% of sales. For the year ended December 31, 1998, four customers accounted for approximately 48% of sales.

11. Geographic data:

      Geographic information for net sales is as follows:

                                                                          1 9 9 9              1 9 9 8
                                                                     ----------------     ----------------

                        U.S.                                              $22,331,244          $13,680,460
                        Canada                                              2,075,649            1,234,441
                        Other foreign countries                                57,246               97,025
                                                                       --------------       --------------

                                                                          $24,464,139          $15,011,926
                                                                          ===========          ===========

12. Earnings per share:

      Basic earnings per share amounts are computed based on the weighted average number of shares actually outstanding during the year.

      Diluted earnings per share is not presented for December 31, 1999 because it is not materially dilutive. Diluted earnings per share is not presented for December 31, 1998 because it is anti-dilutive.

                                                                                     1 9 9 9            1 9 9 8
                                                                                    ----------       -------------
          Basic earnings per share:
               Net income (loss) available for common stock                           $816,152          $ (240,635)
                                                                                      ========          ==========

          Weighted average common stock outstanding                                  2,592,581           2,592,155
                                                                                     =========          ==========

          Basic earnings per share                                                        $.31               $(.09)
                                                                                          ====                =====

13. Financial expenses:

      Included in financial expenses is interest expense of $279,804 and $120,950 for the years ended December 31, 1999 and 1998, respectively.

                           ACTIVE APPAREL GROUP, INC.

                                 BALANCE SHEETS



                                                                June 30,               December  31,
                                                                2 0 0 0                   1 9 9 9
                                                              -----------              -------------
                                                              (Unaudited)
ASSETS

Current assets:
  Cash and cash equivalents                                   $   339,170                 $   239,096
  Due from factor                                               3,504,618                   1,549,047
  Inventory                                                     5,115,244                   5,240,152
  Prepaid expenses and other current assets                       475,351                     379,840
  Deferred tax asset                                              155,399                     155,399
                                                             ------------                 -----------
          Total current assets                                  9,589,782                   7,563,534

Note receivable, officer                                           86,400                      91,200
Property and equipment, net                                       460,656                     419,954
Security deposits and other assets                                309,679                     199,510
                                                             ------------                 -----------

                Total Assets                                  $10,446,517                  $8,274,198
                                                              ===========                  ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                             $2,295,231                 $ 1,479,081
  Accrued expenses and other current liabilities                  728,299                     234,389
                                                                ---------                 -----------
          Total liabilities, all current                        3,023,530                   1,713,470
                                                                ---------                 -----------

Stockholders' equity:
  Common stock, par value $.002; 10,000,000 shares
     authorized; 2,666,581 issued, 2,492,581 outstanding            5,333                       5,333
  Class A common stock, par value $.01; 100,000 shares
     authorized; 100,000 shares issued and outstanding              1,000                       1,000
  Paid-in capital                                               6,136,341                   6,136,341
  Retained earnings                                             2,007,532                   1,145,273
                                                             ------------                 -----------
                                                                8,150,206                   7,287,947
  Less treasury stock, at cost (174,000 common shares)           (727,219)                   (727,219)
                                                              -----------                 -----------
          Total Stockholders' Equity                            7,422,987                   6,560,728
                                                              -----------                  ----------

                Total Liabilities and Stockholders' Equity    $10,446,517                  $8,274,198
                                                              ===========                  ==========

                See accompanying notes to financial statements.

                           ACTIVE APPAREL GROUP, INC.
                              STATEMENTS OF INCOME


                                                                Six months ended                     Three months ended
                                                                    June 30,                               June 30,
                                                       ----------------------------------           --------------------

                                                           2 0 0 0              1 9 9 9            2 0 0 0           1 9 9 9
                                                           -------              -------           ---------          -------
                                                         (Unaudited)         (Unaudited)        (Unaudited)       (Unaudited)

Net sales                                                $16,184,470          $11,148,223         $8,184,467        $5,613,775
Cost of goods sold                                         9,838,387            6,493,991          4,965,504         3,214,905
                                                           ---------            ---------          ---------         ---------

Gross profit                                               6,346,083            4,654,232          3,218,963         2,398,870
                                                           ---------            ---------          ---------         ---------

Operating expenses:
  Selling and shipping                                     3,400,307            2,639,989          1,705,871         1,350,002
  General and administrative                               1,061,199              988,711            527,528           530,020
  Financial expenses, including interest
    expense of $214,715 and $100,349 for
    the six months ended June 30, 2000 and 1999              371,845              212,718            193,985           114,740
                                                           ---------            ---------          ---------        ----------

                                                           4,833,351            3,814,418          2,427,384         1,994,762
                                                           ---------            ---------          ---------         ---------

Income before provision for income taxes                   1,512,732              812,814            791,579           404,108

Provision for income taxes                                   650,473              349,648            340,677           173,648
                                                         -----------           ----------        -----------       -----------

Net income                                               $   862,259          $   463,166        $   450,902        $  230,460
                                                         ===========          ===========        ===========        ==========

Basic earnings per share                                        $.33                 $.18               $.17              $.09
                                                                ====                 ====               ====              ====

Diluted earnings per share                                      $.32                 $.18               $.16              $.09
                                                                ====                 ====               ====              ====

                See accompanying notes to financial statements.

                           ACTIVE APPAREL GROUP, INC.

                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                     SIX MONTHS ENDED JUNE 30, 2000 and 1999

                                                                Class A
                                     Common Stock             Common Stock
                                   Shares       Amount     Shares       Amount  Paid in Capital  Retained Earnings

Balance, December 31, 1998       2,492,581     $5,333      100,000      $1,000     $6,136,341        $329,121

Net income - six months
ended June 30, 1999                      -          -            -          -               -         463,166
                                 ---------     ------      -------      ------     ----------      ----------
Balance, June 30, 1999           2,492,581     $5,333      100,000      $1,000     $6,136,341        $792,287
                                 =========     ======      =======      ======     ==========        ========

Balance, December 31, 1999       2,492,581     $5,333      100,000      $1,000     $6,136,341      $1,145,273

Net income - six months
ended June 30, 2000                      -          -            -           -              -         862,259
                                 ---------     ------      -------      ------     ----------      ----------
Balance, June 30, 2000           2,492,581     $5,333      100,000      $1,000     $6,136,341      $2,007,532
                                 =========     ======      =======      ======     ==========      ==========


                                        Treasury Stock
                                    Shares         Amount        Total
                                    ------         ------        -----

Balance, December 31, 1998         174,000       $(727,219)    $5,744,576

Net income - six months
ended June 30, 1999                      -               -        463,166
                                   -------       ---------     ----------
Balance, June 30, 1999             174,000       $(727,219)    $6,207,742
                                   =======       ==========    ==========

Balance, December 31, 1999         174,000       $(727,219)    $6,560,728

Net income - six months
ended June 30, 2000                      -               -        862,259
                                   -------       ---------     ----------
Balance, June 30, 2000             174,000       $(727,219)    $7,422,987
                                   =======       ==========    ==========


                                      F-20
      See accompanying notes to financial statements.financial statements.

                           ACTIVE APPAREL GROUP, INC.
                            STATEMENTS OF CASH FLOWS


                                                                      Six months ended
                                                                           June 30,
                                                                   2 0 0 0           1 9 9 9
                                                                   -------           -------
                                                                  (Unaudited)      (Unaudited)
Cash flows from operating activities:
  Net income                                                  $    862,259      $    463,166
  Adjustments to reconcile net income to net
    cash provided by operating activities:
       Depreciation                                                 80,688            64,488
       Amortization                                                      -             2,857
Changes in assets (increase) decrease:
       Refundable income taxes                                           -           284,478
       Due from factor                                          (1,955,571)           71,410
       Inventory                                                   124,908        (1,164,882)
       Prepaid expenses and other current assets                   (95,511)         (185,694)
       Deferred tax asset                                                -          (130,870)
       Security deposits and other assets                         (110,169)          (34,108)
Changes in liabilities increase (decrease):
       Accrued expenses and other current liabilities              493,910           420,464
       Accounts payable                                            816,150           284,758
                                                                   -------           -------
                  Net cash provided by operating activities    $   216,664      $     76,067
                                                                   -------      ------------

Cash flows from investing activities:
  Notes receivable, officer                                          4,800                -
  Acquisition of property and equipment                           (121,390)         (81,360)
                                                               -----------         --------
                  Net cash used by investing activities:          (116,590)         (81,360)


Net increase (decrease) in cash and cash equivalents               100,074           (5,293)
Cash and cash equivalents, beginning of period                     239,096          192,870
                                                                   -------          -------

Cash and cash equivalents, end of period                          $339,170      $   187,577
                                                                  ========      ===========

Supplemental  disclosures of cash flow information:
  Cash paid during the period for:
    Interest                                                     $ 214,715      $   100,349
    Income taxes                                                   310,420                -

                See accompanying notes to financial statements.

                           ACTIVE APPAREL GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             JUNE 30, 2000 AND 1999





1.       Active Apparel Group, Inc. (the "Company") and basis of presentation:

         The financial statements presented herein as of June 30, 2000 and for the six months and the three months ended June 30, 2000 and 1999 are unaudited and, in the opinion of management, include all adjustments (consisting only of normal and recurring adjustments) necessary for a fair presentation of financial position and results of operations. Such financial statements do not include all of the information and footnote disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles. The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-QSB. The results of operations for the six and three month periods ended June 30, 2000 are not necessarily indicative of the results that may be expected for any other interim period or the full year ending December 31, 2000.


2.       Earnings per share:

         Basic earnings per share amounts are computed based on the weighted average number of shares actually outstanding during the period. Diluted earnings per share amounts are based on an increased number of shares that would be outstanding assuming the exercise of dilutive stock options. For purposes of the diluted computation, the number of shares that would be issued from the exercise of stock options has been reduced by the number of shares which could have been purchased from the proceeds at the average market price of the Company's stock on June 30, 2000 and 1999.

         The number of shares used in the computation of basic earnings per share was 2,592,581 at June 30, 2000 and 1999. The number of shares used in the computation of diluted earnings per share was 2,657,738 and 2,605,942 at June 30, 2000 and 1999 respectively.

                   EVERLAST WORLD'S BOXING HEADQUARTERS CORP.
                                AND SUBSIDIARIES

                                DECEMBER 31, 1998

                                    I N D E X


                                                                       Page No.

CONSOLIDATED FINANCIAL STATEMENTS:

     Independent Accountants' Report........................................1

     Balance Sheets as at December 31, 1998 and 1997.......................2-3

     Statements of Income and Retained Earnings
     For the Years Ended December 31, 1998 and 1997.........................4

     Statements of Cash Flows
       For the Years Ended December 31, 1998 and 1997.......................5

     Notes of Consolidated Financial Statements............................6-10

                        INDEPENDENTS ACCOUNTANTS' REPORT




To the Board of Directors
Everlast World's Boxing Headquarters Corp.

We have audited the accompanying consolidated balance sheets of Everlast World's Boxing Headquarters Corp. and subsidiaries, as of December 31, 1998 and 1997 and the related consolidated statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Everlast World's Boxing Headquarters, Corp. and subsidiaries as at December 31, 1998 and 1997 and their consolidated results of operations and their cash flows for the years ended in conformity with generally accepted accounting principles.


                                      /s/ WEINICK SANDERS LEVENTHAL & CO., LLP
                                      ----------------------------------------
                                          WEINICK SANDERS LEVENTHAL & CO., LLP


New York, N.Y.
February 26, 1999

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS



                                   A S S E T S


                                                              December 31,
                                                         --------------------
                                                         1998            1997
                                                         ----            ----
Current assets:
      Cash and cash equivalents (Note 2)               $10,702,452   $ 7,059,981
      Accounts receivable, less allowance for
        doubtful accounts (Notes 2, 3 and 7)             5,577,953     5,566,919
      Notes receivable - current portion (Note 4)            8,586          --
      Inventories (Notes 2 and 5)                        3,084,362     3,671,479
      Prepaid income taxes                                 353,621     1,283,212
      Prepaid insurance                                    184,852       231,920
      Other prepaid expenses                                19,003        88,640
                                                        ----------    ----------
            Total current assets                        19,930,829    17,902,151
                                                        ----------    ----------
Property, plant and equipment:
      Land, buildings, machinery and equipment
        (Notes 2 and 7)                                  6,744,663     7,359,553
      Less:  Accumulated depreciation                    1,548,113     1,221,823
                                                        ----------    ----------
            Net property, plant and equipment            5,196,550     6,137,730
                                                        ----------    ----------
  Other assets:
      Deposits                                              18,052        18,040
      Notes receivable (Note 4)                            310,721          --
      Deferred financing costs, less accumulated
        amortization of $143,611 and $90,741,
        respectively (Note 2)                              144,271       197,141

      Deferred trademark costs, less accumulated
        amortization of $20,610 and $13,974,
        respectively (Note 2)                               80,975        83,514

      Cash surrender value - officer's life
        insurance,  net of loans payable of
        $208,556 in each year                              670,117       590,759

      Investment in U.S. treasury bonds, at cost
        (held in trust) (Note 6)                           125,012       104,816
                                                        ----------    ----------
            Total other assets                           1,349,148       994,270
                                                        ----------    ----------
                                                       $26,476,527   $25,034,151
                                                       ===========   ===========

          See accompanying notes to consolidated financial statements.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                                                 December 31,
                                                                   -----------------------------------
                                                                        1998                    1997
                                                                   -------------           -----------
Current liabilties:
      Accounts payable                                             $     836,156           $     725,171
      Current maturities of long-term debt (Note 7):
      Former stockholders                                              1,566,571               1,566,571
      Industrial bond                                                    100,000                 100,000
      Other                                                               59,607                  83,587
      Accrued expenses                                                   640,745                 697,209
                                                                   -------------          ---------------
            Total current liabilities                                  3,203,079               3,172,538
                                                                   -------------          ---------------
Long-term debt (Note 7):
      Former Stockholders                                                    -                 1,566,571
      Industrial bond                                                  3,839,266               3,933,057
      Other                                                                  -                    16,387
                                                                   -------------          ---------------
            Total long-term debt                                       3,839,266               5,516,015
                                                                   -------------          ---------------
            Total liabilities                                          7,042,345               8,688,553
                                                                   -------------          ---------------
  Commitments (Note 8)                                                       -                       -

      Stockholder's equity:
         Common Stock, no par value
             Authorized - 100 shares
             Issued - 62 shares                                          155,883                 155,883
      Retained earnings                                               28,186,705              25,098,121
      Less:  Treasury stock - 31 shares at cost                      (8,908,406)             (8,908,406)
                                                                   -------------          ---------------
                        Total stockholders' equity                    19,434,182              16,345,598
                                                                   -------------          ---------------
                                                                     $26,476,527             $25,034,151
                                                                   -------------          ---------------

See accompanying notes to consolidated financial statements.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS


                                                                    For the Years Ended December 31,
                                                    ------------------------------------------------------------------------------
                                                                  1998                                         1997
                                                    -----------------------------------        -----------------------------------
Sales                                               $20,126,454                                  $19,838,047
Less:  Returns, allowances, and discounts             1,677,451                                    1,649,534
                                                   ------------                                 ------------
Net Sales                                            18,449,003               100.0%              18,188,513              100.0%
Cost of goods sold                                   10,641,124                 57.7              10,187,708                56.0
                                                   ------------              -------            ------------             -------
Prime gross profit on sales                           7,807,879                 42.3               8,000,805                44.0
Factory overhead                                      2,937,718                 15.9               2,975,001                16.4
                                                   ------------              -------            ------------             -------
Gross profit on sales                                 4,870,161                 26.4               5,025,804                27.6
                                                   ------------              -------            ------------             -------
Operating expenses:
      Selling                                         2,236,097                 12.1               2,102,773                11.6
      Shipping                                          892,391                  4.8               1,065,253                 5.8
      General and administrative                      1,814,236                  9.8               1,703,565                 9.4
                                                   ------------              -------            ------------             -------
Total operating expenses                              4,942,724                 26.7               4,871,591                26.8
                                                   ------------              -------            ------------             -------
Income (loss) from operations                          (72,563)                (0.3)                 154,213                 0.8
Other income (net of other deductions)                4,741,147                 25.7               4,964,571                27.3
                                                   ------------              -------            ------------             -------
Income before provision for income taxes              4,668,584                 25.4               5,118,784                28.1
Provision for income taxes                            1,580,000                  8.6               1,835,000                10.1
                                                   ------------              -------            ------------             -------
Net income                                            3,088,584                 16.8%              3,283,784                18.0%
                                                                             =======                                     =======
Retained earnings at beginning of year               25,098,121                                   21,814,337
                                                   ------------                                 ------------
Retained earnings at end of year                    $28,186,705                                  $25,098,121
                                                   ============                                 ============


See accompanying notes to consolidated financial statements.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                                             For the Years Ended
                                                                                                 December 31,
                                                                                    ------------------------------------
                                                                                          1998                 1997
                                                                                    -----------------    ---------------
Cash flows from operating activities:
      Net income                                                                    $  3,088,584            $  3,283,784
                                                                                    -----------------    ---------------
      Adjustments to reconcile net income of net cash provided by operating activities:
      Depreciation and amortization                                                      572,344                 409,406
      Loss (gain) on sale of plant                                                       102,619                     -
      Increase (decrease) in cash flows as a result of changes in asset and liability account balances:
            Accounts receivable                                                         (11,034)                 688,588
            Inventories                                                                  587,117             (1,410,723)
            Prepaid income taxes                                                         929,591             (1,283,212)
            Prepaid expenses and sundry receivables                                      116,693                   7,940
            Net cash surrender value of officers' life insurance                        (79,358)                (76,589)
            Other assets                                                                     -                  (36,922)
            Accounts payable                                                             110,985                (55,014)
            Accrued expenses                                                            (56,466)               (130,386)
            Income taxes payable                                                             -                 (840,166)
                                                                                    -----------------    ---------------
      Total adjustments                                                                2,272,491             (3,227,078)
                                                                                    -----------------    ---------------

Net cash provided by operating activities                                              5,361,075                  56,706
                                                                                    -----------------    ---------------

Cash flows from investing activities:
      Sales (purchases) of property and equipment - net                                    1,628             (2,274,529)
      Decrease in notes receivable                                                           693                     -
      Trustee project fund                                                                   -                 1,349,608
                                                                                    -----------------    ---------------
Net cash provided by (used in) investing activities                                        2,321               (924,921)
                                                                                    -----------------    ---------------

Cash flows from financing activities
      Treasury bonds                                                                    (20,196)                (19,277)
      Decrease in long-term debt                                                     (1,700,729)             (1,665,948)
                                                                                    -----------------    ---------------
Net cash used in financing activities                                                (1,720,925)             (1,685,225)
                                                                                    -----------------    ---------------

Net increase (decrease) in cash                                                        3,642,471             (2,553,440)
Cash and cash equivalents at beginning of year                                         7,059,981               9,613,421
                                                                                    -----------------    ---------------
Cash and cash equivalents at end of year                                              10,702,452               7,059,981
                                                                                    =================    ===============
Supplemental Disclosures of Cash Flow Information:
    Cash paid during the year:

            Interest                                                                $    340,194            $    126,682
                                                                                    =================    ===============
            Income taxes                                                            $  1,562,369            $  4,009,387
                                                                                    =================    ===============


See accompanying notes to consolidated financial statements.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1998


NOTE 1 - BASIS OF FINANCIAL STATEMENTS.

               The consolidated financial statements include the accounts of Everlast World's Boxing Headquarters Corp. and its wholly owned subsidiaries Everlast Sports Mfg. Corp., Everlast Sports International, Inc. and Everlast Fitness Mfg. Corp., together with its wholly owned subsidiary American Fitness Products, Inc. The Company, together with its subsidiaries, manufactures and distributes sporting goods and gym apparatus. The Company also licenses the use of its trademark to unaffiliated companies for which it receives significant royalties. The parent company acts as a labor contractors for its subsidiary, Everlast Sports Mfg. Corp. Everlast Sports International, Inc. sells only to customers outside the United States and its possessions. Everlast Fitness Mfg. Corp. manufactures products for Everlast Sports Mfg. Corp. for the latter's distribution. American Fitness Products, Inc. operates as a mail-order distributor to the general public. All significant inter-company transactions and accounts have been eliminated.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

(a)         Use of Estimates:

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

(b)         Concentration of Credit Risk:

               The Company maintains cash balances at several banks. Amounts at each institution at time may exceed the Federal Deposit Insurance Corporation insurance limitation.

(c)         Accounts Receivable:

               For financial reporting purposes the companies have established allowances for doubtful accounts at various percentages of the trade accounts receivable outstanding at December 31, 1999 and 1998. For income tax reporting purposes the companies charge bad debts to operations as incurred.

(d)         Inventories:

               Inventories are priced at the lower of cost or market on a first-in, first-out basis.

(e)         Property and Equipment:

               Property and equipment are stated at cost. Depreciation is computed utilizing either the straight-line or accelerated methods over the estimated useful lives of the related assets.

(f)         Deferred Financing and Trademark Costs:

               The Company incurred $287,882 of financial costs in conjunction with the borrowings to construct its new plant in Missouri. These costs are being amortized over varying periods based upon the respective underlying debt to which they apply. Amortization of $52,870 was charged to operations for the years ended December 31, 1998 and 1997, respectively.

               The Company incurs expenses in connection with obtaining and maintaining its trademark worldwide. These costs are amortized over 17 years. For the years ended December 31, 1998 and 1997, amortization of $6,636 and $5,542, respectively, were charged to operations.

(g)         Income Taxes:

               The Company and its wholly owned subsidiaries, with the exception of Everlast Sports International, Inc., ("ESI"), file a consolidated Federal income tax return. ESI qualifies as a DISC which results in a deferral of tax on a substantial amounts of its income. Various state and local income tax returns are filed pursuant to reporting requirements in those locales. ESI is authorized to operate in Canada and files a separate Canadian income tax return reporting only the income fro that country. The provision for income tax is based upon the consolidated taxable income including that portion of ESI's income previously noted.

NOTE 3 - ACCOUNTS RECEIVABLE - NET.

                              The accounts  receivable  at December 31, 1998 and
1997 are as follows:

                                                                                                           Everlast Sports
                                                                                                            Mfg. Corp. and
                                                                               American Fitness          Everlast Sports
                                                       Consolidated             Products, Inc.          International, Inc.
                                                       ------------            ----------------         -------------------

December 31, 1998
Accounts receivable                                       $5,759,124                 $11,377                $5,747,747
Less:  Allowance for doubtful accounts                       181,171                     -                     181,171
                                                         ------------           ----------------         -------------------
Accounts receivable - net                                 $5,577,953                 $11,377                $5,566,576
                                                         ============           ================         ===================

December 31, 1997
Accounts receivable                                       $5,793,197             $     4,325                $5,788,872
Less:  Allowance for doubtful accounts                       226,278                     -                     226,278
                                                         ------------           ----------------         -------------------
Accounts receivable - net                                 $5,566,919             $     4,325                $5,562,594
                                                         ============           ================         ===================

NOTE 4 - NOTES RECEIVABLES.

               Notes receivable of $319,307 resulted from the sale of one of the Company's plants. The notes bear interest at 6% per annum, and are payable in monthly installments of approximately $2,300, including interest, with a final payment of approximately $208,000 due in November 2008.

NOTE 5 - INVENTORIES.

                              Inventories consist of the following:

                                               December 31,
                                               ------------
                                 1998                                 1997
                                ----------                         ----------

         Raw material           $1,002,418                         $2,242,558
         Work-in process           968,489                            357,231
         Finished goods          1,113,455                          1,071,690
                                ----------                         ----------

                                $3,084,362                         $3,671,479
                                ==========                         ==========

NOTE 6 - INVESTMENT - TREASURY BONDS.

               As s result of a product liability suit adjudicated in a prior year the Company was obligated to create a trust which would pay an injured party $60,000 annually for the lesser of 40 years or his life. The Company is required to collateralize the trust with treasury bonds sufficient to fund this obligation which has a remaining life of 21 years. The amount on the share in the investment to meet the aforementioned liability.

NOTE 7 - LONG-TERM DEBT.

(a) During 1995, the Company exercised its option under a shareholders' agreement to purchase all of the Company's shares held by a deceased shareholder's estate and family. These shares, representing 50% of the Company's outstanding capital stock, were valued at $8,908,406. After a downpayment of $2,672,122, the balance was to be paid by a series of notes extending to July, 1999, bearing interest of 4%. At December 31, 1998 and 1997 the respective unpaid balance were as follows:

                                                       December 31,
                                                       ------------
                                             1998                     1997
                                        ------------             ----------

           Due to former shareholder      $1,566,571             $3,133,142
           Less:  Current maturities       1,566,571              1,566,571
                                        ------------             ----------
           Long-term portion            $     -                  $1,566,571
                                        ============             ==========

(b) To finance the construction of its new facility in Missouri and the acquisition of related production equipment, the Company, udner the aegis of the Industrial Development Authority of the City of Moberly, Missouri ("Issuer"), issued $4,250,000 of Industrial Revenue Bonds. The bonds mature April 1, 2016 with a "put" provision allowed weekly to the holder as well as a weekly variable interest rate. The interest rate cannot exceed 10% per annum. There is a letter of credit issued by Chase Bank, expiring April, 1999, guaranteeing the bonds. The letter of credit is collateralized by accounts receivable, property, plant and equipment.

               To keep the letter of credit in force the Company is obligated to meet certain targeted consolidated financial goals each yar, which have been met.

               The bonds are subject to an annual sinking fund for redemption each April 1st with redemption as follows:

                                        Years          Annual Amount
                                        -----          -------------

                                    1999               $100,000
                                    2000 - 2005         300,000
                                    2006                400,000
                                    2007 - 2016         175,000

               Interest expense on all of the foregoing debt amounted to $272,910 and $262,721 for the years ended December 31, 1998 and 1997, respectively.

NOTE 8 - COMMITMENT.

               The lease for the New York facility extends through April 30, 2004. The agreement requires the following annual minimum base rents.

                Periods                        Minimum Annual Base Rental
                -------                        --------------------------

            May 1, 1997 - April 30, 2000                  $383,043
            May 1, 2000 - April 30, 2004                   401,043

     Rent expense amounted to $456,358 and $465,326 for the years ended December 31, 1998 and 1997, respectively.

          EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                               DECEMBER 31, 1999






                                    I N D E X





                                                                       Page No.


CONSOLIDATED FINANCIAL STATEMENTS:


      Independent Accountants' Report ................................    1


      Balance Sheets as at December 31, 1999 and 1998 ................   2-3


      Statements of Income and Retained Earnings
         For the Years Ended December 31, 1999 and 1998 ..............    4


      Statements of Cash Flows
         For the Years Ended December 31, 1999 and 1998 ..............    5


      Notes to Consolidated Financial Statements .....................  6-10

                         INDEPENDENT ACCOUNTANTS' REPORT





To the Board of Directors
Everlast World's Boxing Headquarters Corp.


We have audited the accompanying consolidated balance sheets of Everlast World's Boxing Headquarters Corp. and subsidiaries as at December 31, 1999 and 1998 and the related consolidated statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Everlast World's Boxing Headquarters, Corp. and subsidiaries as at December 31, 1999 and 1998 and their results of operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.




                                      /s/ WEINICK SANDERS LEVENTHAL & CO., LLP
                                      ----------------------------------------
                                          WEINICK SANDERS LEVENTHAL & CO., LLP


New York, N. Y.
March 1, 2000

                                                                             -2-
           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS



                                   A S S E T S


                                                                                December 31,
                                                                         --------------------------
                                                                             1999          1998
                                                                         -----------    -----------
Current assets:
      Cash and cash equivalents                                          $ 3,372,116    $10,702,452
      Investment in commercial paper                                       8,025,207           --
      Accounts receivables, less allowance for doubtful accounts           4,992,256      5,577,953
      Notes receivable - current portion                                       9,116          8,586
      Inventories                                                          4,626,543      3,084,362
      Prepaid income taxes                                                      --          353,621
      Prepaid insurance                                                      181,803        184,852
      Other prepaid expenses                                                  46,809         19,003
                                                                         -----------    -----------
            Total current assets                                          21,253,850     19,930,829
                                                                         -----------    -----------

Property, plant and equipment:
      Land, buildings, machinery and equipment                             7,051,153      6,744,663
      Less:  Accumulated depreciation                                      1,966,871      1,548,113
                                                                         -----------    -----------
            Net property, plant and equipment                              5,084,282      5,196,550
                                                                         -----------    -----------

  Other assets:
      Deposits                                                                18,057         18,052
      Notes receivable                                                       301,605        310,721
      Deferred financing costs, less accumulated amortization of
        $172,700 and $143,611, respectively
                                                                             115,182        144,271
      Deferred trademark costs, less accumulated amortization of
        $28,194 and $20,610, respectively
                                                                              97,750         80,975
      Cash surrender value - officer's life  insurance,  net of loans payable of $208,556 in each year
                                                                             736,823        670,117
      Investment in U.S. treasury bonds, at cost (held in trust)             146,189        125,012
                                                                         -----------    -----------
            Total other assets                                             1,415,606      1,349,148
                                                                         -----------    -----------
                                                                         $27,753,738    $26,476,527
                                                                         ===========    ===========

          See accompanying notes to consolidated financial statements.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                        December 31,
                                                  --------------------------
                                                     1999           1998
                                                  -----------     ----------
Current liabilties:
      Accounts payable                         $    997,204     $    836,158
      Current maturities of long-term debt:
        Former stockholders                            --          1,566,571
        Industrial bond                             300,000          100,000
        Other                                          --             59,607
      Corporate taxes payable                       103,888             --
      Accrued expenses                              376,448          640,743
                                               ------------     ------------
            Total current liabilities             1,777,540        3,203,079
                                               ------------     ------------

Long-term debt:
      Industrial bond                             3,385,716        3,839,266
                                               ------------     ------------

            Total liabilities                     5,163,256        7,042,345
                                               ------------     ------------

  Commitments and contingencies                        --               --

      Stockholder's equity:
        Common Stock, no par value
            Authorized - 100 shares                 155,883          155,883
            Issued - 62 shares                   31,343,005       28,186,705
      Retained earnings                          (8,908,406)      (8,908,406)
                                               ------------     ------------
      Treasury stock - 31 shares - at cost       22,590,482       19,434,182
                                               ------------     ------------

            Total stockholders' equity         $ 27,753,738     $ 26,476,527
                                               ============     ============

          See accompanying notes to consolidated financial statements.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

             CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS


                                                           For the Years Ended December 31,
                                                           --------------------------------

                                                 1999            %              1998                 %
                                             ------------    ---------       ------------        ---------

Sales                                        $ 19,333,007                    $ 20,126,454
Less:  Returns, allowances, and discounts       1,208,821                       1,677,451
                                             ------------                    ------------
Net Sales                                      18,124,186       100.00         18,449,003           100.00
Prime cost of good sold                        10,303,218        56.90         10,641,124            57.70
                                             ------------    ---------       ------------        ---------
Prime gross profit on sales                     7,820,968        43.10          7,807,879            42.30
Factory overhead                                2,973,202        16.40          2,937,718            15.90
                                             ------------    ---------       ------------        ---------
Gross profit on sales                           4,847,766        26.70          4,870,161            26.40
                                             ------------    ---------       ------------        ---------
Operating expenses:
      Selling                                   2,005,157        11.00          2,236,097            12.10
      Shipping                                    863,659         4.80            892,391             4.80
      General and administrative                1,856,640        10.20          1,814,236             9.80
                                             ------------    ---------       ------------        ---------
Total operating expenses                        4,725,456        26.00          4,942,724            26.70
                                             ------------    ---------       ------------        ---------
Income (loss) from operations                     122,310         0.70            (72,563)           (0.30)
Other income (net of other deductions)          4,779,990        26.30          4,741,147            25.70
                                             ------------    ---------       ------------        ---------
Income before provision for income taxes        4,902,300        27.00          4,668,584            25.40
Provision for income taxes                      1,746,000         9.60          1,580,000             8.60
                                             ------------    ---------       ------------        ---------
Net income                                      3,156,300        17.40          3,088,584            16.80
                                                             =========                           =========
Retained earnings at beginning of year         28,186,705                      25,098,121
                                             ------------                    ------------
Retained earnings at end of year             $ 31,343,005                    $ 28,186,705
                                             ============                    ============

          See accompanying notes to consolidated financial statements.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                             -5-

                                                                          For the Years Ended
                                                                              December 31,
                                                                     -----------------------------
                                                                        1999               1998
                                                                     ------------     ------------
Cash flows from operating activities:
      Net income                                                     $  3,156,300     $  3,088,584
                                                                     ------------     ------------
      Adjustments to reconcile net income of net cash provided by operating activities:
      Depreciation and amortization                                       493,116          572,344
      Loss (gain) on sale of plant                                        (46,809)         102,619
      Increase (decrease) in cash flows as a result of changes in asset and liability account balances:
            Accounts receivable                                           585,697          (11,034)
            Inventories                                                (1,542,181)         587,117
            Prepaid income taxes                                          353,621          929,591
            Prepaid expenses and sundry receivables                       (24,762)         116,693
            Net cash surrender value of officers' life insurance          (66,706)         (79,358)
            Accounts payable                                              161,046          110,985
            Accrued expenses                                             (264,295)         (56,466)
            Income taxes payable                                          103,888             --
                                                                     ------------     ------------
      Total adjustments                                                  (247,385)      (2,272,491)
                                                                     ------------     ------------
      Net cash provided by operating activities                         2,908,915        5,361,075
                                                                     ------------     ------------

Cash flows from investing activities:
      Investment in commercial paper                                   (8,025,207)            --
      Sales (purchases) of property and equipment - net                  (321,725)           1,628
      Decrease in notes receivable                                          8,586              693
                                                                     ------------     ------------
Net cash provided by (used in) investing activities                    (8,338,346)           2,321
                                                                     ------------     ------------

Cash flows from financing activities
      Treasury bonds                                                      (21,177)         (20,196)
      Decrease in long-term debt                                       (1,879,728)      (1,700,729)
                                                                     ------------     ------------
Net cash used in financing activities                                  (1,900,905)      (1,720,925)
                                                                     ------------     ------------

Net increase (decrease) in cash                                        (7,330,336)       3,642,471
Cash and cash equivalents at end of year                               10,702,452        7,059,981
                                                                     ------------     ------------
Supplemental Disclosures of Cash Flow Information:                   $  3,372,116     $ 10,702,452
                                                                     ============     ============
    Cash paid during the year:

            Interest                                                 $    519,262     $    340,194
                                                                     ============     ============
            Income taxes                                             $  1,274,730     $  1,562,369
                                                                     ============     ============

          See accompanying notes to consolidated financial statements.

                                                                             -6-
           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


NOTE 1 -    BASIS OF FINANCIAL STATEMENTS.

                     The consolidated  financial statements include the accounts of Everlast World's Boxing Headquarters Corp. and its wholly owned subsidiaries Everlast Sports Mfg. Corp., Everlast Sports International, Inc. and Everlast Fitness Mfg. Corp., together with its wholly owned subsidiary, American Fitness Products, Inc. The Company, together with its subsidiaries, manufactures and distributes sporting goods and gym apparatus. The Company also licenses the use of its trademark to unaffiliated companies for which it receives significant royalties. The parent company acts as a labor contractor for its subsidiary, Everlast Sports Mfg. Corp. Everlast Sports International, Inc. sells only to customers outside the United States and its possessions. Everlast Fitness Mfg. Corp. manufactures products for Everlast Sports Mfg. Corp. for the latter's distribution. American Fitness Products, Inc. operates as a mail-order distributor to the general public. All significant inter-company transactions and accounts have been eliminated.



NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

(a)         Use of Estimates:

                     The preparation of financial  statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


(b)         Concentration of Credit Risk:

                     The  Company  maintains  cash  balances  at several  banks.
            Amounts at each institution at times may exceed the Federal Deposit Insurance Corporation insurance limitation.


(c)         Cash Equivalents:

                     The Company  considers all highly  liquid debt  instruments purchased with a maturity of three months or less to be cash equivalents.

(d)         Accounts Receivable:

                     For  financial   reporting   purposes  the  companies  have
            estab-lished allowances for doubtful accounts at various percentages of the trade accounts receivable outstanding at December 31, 1999 and 1998. For income tax reporting purposes the companies charge bad debts to operations as incurred.


(e)         Inventories:

                     Inventories  are priced at the lower of cost or market on a first-in, first-out basis.


(f)         Property and Equipment:

                     Property and equipment are stated at cost.  Depreciation is computed utilizing either the straight-line or accelerated methods over the estimated useful lives of the related assets.


(g)         Deferred Financing and Trademark Costs:

                     The Company  incurred  $287,882 of financing cost ($103,321 were fully amortized in 1999) in conjunction with the borrowings to construct its new plant in Missouri. These costs are being amortized over varying periods based upon the respective underlying debt to which they apply. Amortization of $29,089 and $52,870 were charged to operations for the years ended December 31, 1999 and 1998, respectively.

                     The Company  incurs  expenses in connection  with obtaining and maintaining its trademark worldwide. These costs are amortized over 17 years. For the years ended December 31, 1999 and 1998, amortization of $7,584 and $6,636, respectively, were charged to operations.


(h)         Income Taxes:

                     The Company  and its wholly  owned  subsidiaries,  with the exception of Everlast Sports International, Inc., ("ESI"), file a consolidated Federal income tax return. ESI qualifies as a DISC which results in a deferral of tax on a substantial amount of its income. Various state and local income tax returns are filed pursuant to reporting requirements in those locales. ESI is authorized to operate in Canada and files a separate Canadian income tax return reporting only the income from that country. The provision for income tax is based upon the consolidated taxable income including that portion of ESI's income previously noted.

NOTE 3 -    ACCOUNTS RECEIVABLE - NET.

                     The accounts  receivable  at December 31, 1999 and 1998 are as follows:


                                                                             Everlast Sports
                                                               American       Mfg. Corp. and
                                                                Fitnes       Everlast Sports
                                            Consolidated    Products, Inc.  International, Inc.
                                            ------------    --------------  -------------------

December 31, 1999
-----------------
Accounts receivable                          $5,176,386       $    6,031       $5,170,355
Less:  Allowance for doubtful accounts          184,130             --            184,130
                                             ----------       ----------       ----------
Accounts receivable - net                    $4,992,256       $    6,031       $4,986,225
                                             ==========       ==========       ==========
December 31, 1998
-----------------
Accounts receivable                          $5,759,124       $   11,377       $5,747,747
Less:  Allowance for doubtful accounts          181,171             --            181,171
                                             ----------       ----------       ----------
Accounts receivable - net                    $5,577,953       $   11,377       $5,566,576
                                             ==========       ==========       ==========

NOTE 4 -    NOTES RECEIVABLE.

                     Notes  receivable  resulted  from the 1998 sale of a former plant in Missouri. The notes bear interest at 6% per annum, and are payable in monthly installments of approximately $2,300, including interest, with a final payment of approximately $208,000 due in November 2008.



NOTE 5 -    INVENTORIES.

                     Inventories consist of the following:

                                                          December 31,
                                                  -----------------------------
                                                  1999                     1998
                                                  ---------           ---------

                          Raw material           $1,198,924          $1,002,418
                          Work-in process         1,759,094             968,489
                          Finished goods          1,668,525           1,113,455
                                                 ----------          ----------

                                                 $4,625,543          $3,084,362
                                                 ==========          ==========

NOTE 6 -    INVESTMENT IN U.S. TREASURY BONDS.

                     As a result of a product  liability  suit  adjudicated in a prior year the Company was obligated to create a trust which would pay an injured party $60,000 annually for the lesser of 40 years or his life. The Company is required to collateralize the trust with treasury bonds sufficient to fund this obligation which has a remaining life of 20 years. The amount on the Company's balance sheet represents the present value of its share in the investment to meet the aforementioned liability.



NOTE 7 -    LONG-TERM DEBT.

            (a) During 1995, the Company exercised its option under a shareholders' agreement to purchase all of the Company's shares held by a deceased shareholder's estate and family. These shares, representing 50% of the Company's outstanding capital stock, were valued at $8,908,406. After a downpayment of $2,672,122, the balance was to be paid by a series of notes extending to July, 1999, bearing interest of 4%, and this note was fully paid in 1999. At December 31, 1998 the unpaid balance was $1,566,571.

            (b) To finance the construction of its new facility in Missouri and the acquisition of related production equipment, the Company, under the aegis of the Industrial Development Authority of the City of Moberly, Missouri ("Issuer"), issued $4,250,000 of Industrial Revenue Bonds. The bonds mature April 1, 2016 with a "put" provision allowed weekly to the holder as well as a weekly variable interest rate. The interest rate cannot exceed 10% per annum. There is a letter of credit issued by Chase Bank, expiring April 30,2000, guaranteeing the bonds. The letter of credit is collateralized by accounts receivable, property, plant and equipment.

                     To keep the letter of credit in force the Company is obligated to meet certain targeted consolidated financial goals each year, which have been met.

                     The  Bonds  are  subject  to an  annual  sinking  fund  for redemption each April 1st with redemptions as follows:

                          Years
                          -----

                       2000 - 2005                        $300,000
                              2006                         400,000
                       2007 - 2016                         175,000


                     Interest  expense on all of the foregoing  debt amounted to
            $186,696 and $272,910 for the years ended December 31, 1999 and 1998, respectively.



NOTE 8 -    COMMITMENT.

                     The lease for the New York facility  extends  through April
            30, 2004 and requires an annual minimum base rent of $383,043. Rent expense amounted to $455,693 and $456,358 for the years ended December 31, 1999 and 1998, respectively.



NOTE 9 -    401(k) PROFIT-SHARING PLAN.

                     In   October   1999,   the   Company   adopted   a   401(k)
            Profit-Sharing Plan for all qualified non-union, full-time employees. The plan contains a profit sharing component with tax deferred contributions to each employee based upon certain criteria and also permits employees to make contributions up to the maximum limits allowed by Internal Revenue Code Section 401(k). Currently the Company matches 40% of the first 5% of each employee's contribution. The Company's contribution was $10,203 in 1999.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                                  JUNE 30, 2000
                                   (Unaudited)





                                    I N D E X





                                                                        Page No.

FINANCIAL STATEMENTS:

      Independent Accountants' Compilation Report ......................   1

      Consolidated Financial Statements:

         Balance Sheets as at June 30, 2000 and 1999 ...................  2-3

         Statements of Income and Retained Earnings
           For the Six Months and Three Months
              Ended June 30, 2000 and 1999 .............................   4

                   INDEPENDENT ACCOUNTANTS' COMPILATION REPORT





To the Board of Directors
Everlast World's Boxing Headquarters Corp.


We have compiled the accompanying consolidated balance sheets of Everlast World's Boxing Headquarters Corp. and subsidiaries, as of June 30, 2000 and 1999 and the related consolidated statements of income and retained earnings for the six months and three months then ended and the accompanying supplementary schedules in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements and supplemental financial data information that is the representation of management. We have not audited or reviewed the accompanying financial statements and supplemental financial data and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures and the consolidated statements of cash flows required by generally accepted accounting principles. If the omitted disclosures and statements of cash flows were included in the financial statements, they might influence the user's conclusions about the Company's financial position and results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.





                                      /s/ WEINICK SANDERS LEVENTHAL & CO., LLP
                                      ----------------------------------------
                                          WEINICK SANDERS LEVENTHAL & CO., LLP



New York, N. Y.
August 17, 2000

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)




                                   A S S E T S

                                                     June 30,
                                             --------------------------
                                                2000            1999
                                             -----------    -----------

Current assets:
  Cash and cash equivalents                  $ 3,723,891    $ 4,503,880
  Investment in commercial paper              10,828,315      8,548,680
  Accounts receivable, less allowance
    for doubtful accounts                      3,074,820      3,988,353
  Notes receivable - current portion               9,116          8,847
  Inventories                                  4,412,450      3,528,143
  Prepaid income taxes                           381,717           --
  Prepaid insurance                              208,851           --
  Other prepaid expenses                         159,463        186,197
                                             -----------    -----------
        Total current assets                  22,798,623     20,764,100
                                             -----------    -----------

Property, plant and equipment:
  Land, building, machinery and equipment      7,068,454      6,927,291
  Less:  Accumulated depreciation              2,164,566      1,740,829
                                             -----------    -----------
        Net property, plant and equipment      4,903,888      5,186,462
                                             -----------    -----------

Other assets:
  Deposits                                        18,067         18,057
  Notes receivable                               297,116        306,232
  Deferred financing costs - net                 105,967        117,836
  Deferred trademark costs - net                 102,653         92,337
  Cash surrender value - officer's life
    insurance, net of loans payable              736,823        670,117
  Investment in U.S. Treasury bonds,
    at cost (held in trust)                      215,066        135,474
                                             -----------    -----------
        Total other assets                     1,475,692      1,340,053
                                             -----------    -----------

                                             $29,178,203    $27,290,615
                                             ===========    ===========


         See accompanying independent accountants' compilation report.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

                                   (Unaudited)




                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                           June 30,
                                                ----------------------------
                                                     2000            1999
                                                ------------    ------------
Liabilities:
  Current liabilities:
    Accounts payable                            $  1,435,612    $    963,501
    Current maturities of long-term debt:
    Former stockholders                                 --           875,539
    Industrial bond                                  300,000         300,000
    Other                                               --            48,274
  Corporate taxes payable                             38,940         171,930
  Accrued expenses                                   218,979         417,918
                                                ------------    ------------
        Total current liabilities                  1,993,531       2,777,162

Long-term debt:
  Industrial bond                                  3,231,783       3,539,623
                                                ------------    ------------

        Total liabilities                          5,225,314       6,316,785
                                                ------------    ------------

Commitments and contingencies                           --              --

Stockholders' equity:
  Common stock, no par value
    Authorized - 100 shares
    Issued - 62 shares                               155,883         155,883
  Retained earnings                               32,705,412      29,726,353
  Less:  Treasury stock, 31 shares - at cost      (8,908,406)     (8,908,406)
                                                ------------    ------------
        Total stockholders' equity                23,952,889      20,973,830
                                                ------------    ------------

                                                 $29,178,203     $27,290,615
                                                ============    ============



         See accompanying independent accountants' compilation report.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                   (Unaudited)


                                                       For the Six Months Ended June 30,
                                            ----------------------------------------------------
                                               2000               %        1999            %
                                            ------------     --------- ------------    ---------


Sales                                       $  8,236,214               $  9,786,697
Less:  Returns, allowances
         and discounts                           704,225                    543,483
                                            ------------               ------------

Net sales                                      7,531,989        100.00    9,243,214       100.00

Prime cost of goods sold                       4,458,298         59.19    5,362,628        58.02
                                            ------------     --------- ------------    ---------

Prime gross profit on sales                    3,073,691         40.81    3,880,586        41.98

Factory overhead                               1,445,388         19.19    1,524,770        16.50
                                            ------------     --------- ------------    ---------

Gross profit on sales                          1,628,303         21.62    2,355,816        25.48
                                            ------------     --------- ------------    ---------

Operating expenses:
  Selling                                        979,659         13.01      940,049        10.17
  Shipping                                       421,215          5.59      424,024         4.59
  General and administrative                     992,371         13.18      908,135         9.82
                                            ------------     --------- ------------    ---------
Total operating expenses                       2,393,245         31.78    2,272,208        24.58
                                            ------------     --------- ------------    ---------

Income (loss) from operations                   (764,942)       (10.16)      83,608         0.90
Other income (net of other deductions)         2,956,349         39.25    2,659,040        28.77
                                            ------------     --------- ------------    ---------

Income before provision
  for income taxes                             2,191,407         29.09    2,742,648        29.67

Provision for income taxes                       829,000         11.01    1,203,000        13.01
                                            ------------     --------- ------------    ---------

Net income                                     1,362,407         18.08    1,539,648        16.66
                                                                 =====                     =====

Retained earnings at beginning of period      31,343,005                 28,186,705
                                            ------------               ------------

Retained earnings at end of period          $ 32,705,412               $ 29,726,353
                                            ============               ============


         See accompanying independent accountants' compilation report.

           EVERLAST WORLD'S BOXING HEADQUARTERS CORP. AND SUBSIDIARIES

             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                   (Unaudited)


                                                   For the Three Months Ended June 30,
                                            -----------------------------------------------------
                                                2000            %         1999              %
                                            ------------     ---------  ------------    ---------

Sales                                       $  3,674,337                $  4,693,168
Less:  Returns, allowances
         and discounts                           308,513                     234,017
                                            ------------                ------------

Net sales                                      3,365,824        100.00     4,459,151       100.00

Prime cost of goods sold                       2,089,943         62.09     2,534,384        56.84
                                            ------------     ---------  ------------    ---------

Prime gross profit on sales                    1,275,881         37.91     1,924,767        43.16

Factory overhead                                 723,691         21.50       754,463        16.92
                                            ------------     ---------  ------------    ---------

Gross profit on sales                            552,190         16.41     1,170,304        26.24
                                            ------------     ---------  ------------    ---------

Operating expenses:
  Selling                                        415,462         12.34       419,537         9.41
  Shipping                                       187,118          5.56       167,255         3.75
  General and administrative                     548,885         16.31       478,438        10.73
                                            ------------     ---------  ------------    ---------
Total operating expenses                       1,151,465         34.21     1,065,230        23.89
                                            ------------     ---------  ------------    ---------

Income (loss) from operations                   (599,275)       (17.80)      105,074         2.35
Other income (net of other deductions)         1,396,076         41.48     1,228,142        27.54
                                            ------------     ---------  ------------    ---------

Income before provision
  for income taxes                               796,801         23.68     1,333,216        29.89

Provision for income taxes                       313,000          9.30       583,000        13.07
                                            ------------     ---------  ------------    ---------

Net income                                       483,801         14.38       750,216        16.82
                                                             =========                  =========

Retained earnings at beginning of period      32,221,611                  28,976,137
                                            ------------                ------------



Retained earnings at end of period          $ 32,705,412                $ 29,726,353
                                            ============                ============




          See accompanying independent accountants' compilation report.

              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

            The  pro  forma  consolidated  condensed  statements  of  operations presented herein gives effect, for the year ended December 31, 1999 and 2000, respectively, and the six months ended June 30, 2000 to the Acquisition as if such transaction took place on January 1, 1999. It is based on the historical financial statements of the Company for the year ended December 31, 1999, as adjusted to reflect the combined results from recording the transaction. The pro forma consolidated condensed balance sheet also presented herein is based upon the Company's historical balance sheet as of June30, 2000, and includes pro forma adjustments assuming the transaction had occurred on that date. These statements should be read in conjunction with the historical financial statements, and notes thereto, of Everlast included in this Proxy Statement and of the Company included in the Company's report on Form 10-KSB, for the year ended December 31, 1999 and on Form 10-QSB for the period ended June 30, 2000. The pro forma financial statements do not necessarily reflect results that would have occurred had the transaction been consummated on the dates indicated, or future results, and does not reflect benefits to be derived, if any, from the transactions. The Company is accounting for the acquisition under the purchase method of accounting. The assumptions and adjustments upon which the pro forma financial statements are based are set forth in the accompanying notes.

                            Active Apparel Group, Inc
                 Pro-forma Consolidated Condensed Balance Sheets
                                  June 30, 2000
                                   (Unaudited)

                                     Assets
                              ---------------------

                                         Historical        Historical        Pro-forma           Pro-forma
                                       Active Apparel       Everlast        Adjustments         Consolidated
                                       --------------    --------------    --------------       -------------
Current assets:
  Cash and cash equivalents                $ 339,170       $ 3,723,891      $ 10,828,315  (B)    $ 4,891,376
                                                                             (10,000,000) (A)
  Investment in commercial paper                            10,828,315       (10,828,315) (B)              -
  Accounts receivable - net                                  3,074,820                             3,074,820
  Due from factor                          3,504,618                                               3,504,618
  Inventory                                5,115,244         4,412,450                             9,527,694
  Other current assets                       630,750           759,147                             1,389,897
                                       --------------    --------------    --------------       -------------
       Total Current Assets                9,589,782        22,798,623       (10,000,000)         22,388,405

  Property and equipment, net                460,656         4,903,888           500,000  (A)      5,864,544
  Other assets                               396,079         1,475,692                             1,871,771
   Intangible assets                                                          20,547,111  (A)     33,926,924
                                                                              10,000,000  (A)
                                                                               1,000,000  (A)
                                                                               2,379,813  (A)

                                       --------------    --------------    --------------       -------------

          Total Assets                  $ 10,446,517      $ 29,178,203      $ 24,426,924        $ 64,051,644
                                       ==============    ==============    ==============       =============

                            Active Apparel Group, Inc
                 Pro-forma Consolidated Condensed Balance Sheets
                                  June 30, 2000
                                   (Unaudited)

          Liabilities, Redeemable Preferred Stock & Stockholders Equity

                                               Historical        Historical         Pro-forma            Pro-forma
                                             Active Apparel       Everlast         Adjustments         Consolidated
                                           ----------------  ----------------    --------------       --------------
Current Liabilities:
  Accounts Payable                           $ 2,295,231         $ 1,435,612                            $ 3,730,843
  Current maturities of long term
   debt - industrial bond                                            300,000                                300,000
  Accrued Expenses & Other Liabilities           728,299             257,919         1,000,000  (C)       1,986,218
                                           --------------    ----------------    --------------       --------------
       Total Current Liabilities               3,023,530           1,993,531         1,000,000            6,017,061

Long term debt
  Industrial  Bond                                     -           3,231,783                              3,231,783

                                           --------------    ----------------    --------------       --------------
Total liabilities                              3,023,530           5,225,314         1,000,000            9,248,844
                                           --------------    ----------------    --------------       --------------

Redeemable preferred stock                                                          45,000,000  (A)      45,000,000
                                           --------------    ----------------    --------------       --------------

Stockholders equity:
  Common stock                                     6,333             155,883             1,010  (A)           7,343
                                                                                      (155,883) (A)
  Paid in capital                              6,136,341                             2,378,803  (A)       8,515,144
  Retained earnings                            2,007,532          32,705,412       (32,705,412) (A)       2,007,532

                                           --------------    ----------------    --------------       --------------
                                               8,150,206          32,861,295       (30,481,482)          10,530,019
  Less treasury Stock                            727,219           8,908,406        (8,908,406) (A)         727,219
                                           --------------    ----------------    --------------       --------------
       Total stockholders' equity              7,422,987          23,952,889       (21,573,076)           9,802,800
                                           --------------    ----------------    --------------       --------------

          Total liabilities, redeemable
            preferred stock and stock-
            holders' equity                 $ 10,446,517        $ 29,178,203      $ 24,426,924         $ 64,051,644
                                           ==============    ================    ==============       ==============

Book value per common share                       $ 2.86                                               $       3.16
                                           ==============                                             ==============
Common shares outstanding                      2,592,581                                                  3,097,581
                                           ==============                                             ==============

                            Active Apparel Group, Inc
              Pro-forma Consolidated Condensed Statements of Income
                     For the Six Months Ended June 30, 2000
                                   (Unaudited)

                                  Historical      Historical        Pro-forma              Pro-forma
                                Active Apparel     Everlast        Adjustments            Consolidated
                                --------------   ------------     -------------          -------------
Net sales                        $ 16,184,470    $  7,531,989                            $ 23,716,459

Cost of sales                       9,838,387       5,844,642           60,000  (D)        15,743,029
                                 ------------    ------------     ------------           ------------

Gross profit                        6,346,083       1,687,347          (60,000)             7,973,430

Net license revenues                                2,682,418         (844,922) (E)         1,837,496
                                 ------------    ------------     ------------           ------------
                                    6,346,083       4,369,765         (904,922)             9,810,926

Operating expenses
   Selling and shipping             3,400,307       1,244,669         (844,922) (E)         3,830,054
                                                                        20,000  (D)
                                                                        10,000  (F)
   General and administrative       1,061,199       1,235,369         (150,000) (G)         2,196,568
                                                                        30,000  (I)
                                                                        20,000  (D)
   Financial expenses                 371,845         118,789                                 490,634
                                 ------------    ------------     ------------           ------------
Total operating expenses            4,833,351       2,598,827         (914,922)             6,517,256

 Income from operations             1,512,732       1,770,938           10,000              3,293,670

  Amortization                                                         424,086  (J)           424,086
  Interest income                                     407,293         (275,000) (K)           132,293
  Other income                                         13,176                                  13,176
                                 ------------    ------------     ------------           ------------

 Income before taxes                1,512,732       2,191,407         (689,086)             3,015,053

 Provision for taxes                  650,473         829,000         (111,300) (L)         1,368,173
                                 ------------    ------------     ------------           ------------


 Net income                      $    862,259    $  1,362,407     $   (577,786)          $  1,646,880
                                 ============    ============     ============           ============

 Common shares outstanding          2,592,581                                               3,097,581
  Basic earnings per share       $       0.33                          505,000  (M)      $       0.09
  Diluted earnings per share     $       0.32                                            $       0.07


                            Active Apparel Group, Inc
              Pro-forma Consolidated Condensed Statements of Income
                      For the Year Ended December 31, 1999
                                   (Unaudited)

                                         Historical          Historical          Pro-forma           Pro-forma
                                       Active Apparel         Everlast          Adjustments         Consolidated
                                     ----------------    ----------------     --------------       --------------
Net sales                               $ 24,464,139        $ 18,124,186                            $ 42,588,325

Cost of sales                             14,578,376          13,152,908             60,000  (D)      27,791,284
                                     ----------------    ----------------    ---------------       --------------

Gross profit                               9,885,763           4,971,278            (60,000)          14,797,041

Net license revenues                                           4,613,942         (1,268,901)           3,345,041
                                     ----------------    ----------------    ---------------       --------------
                                           9,885,763           9,585,220         (1,328,901)          18,142,082

Operating expenses
   Selling and shipping                    5,871,571           2,519,130         (1,268,901) (E)       7,161,800
                                                                                     20,000  (D)
                                                                                     20,000  (F)
   General and administrative              2,024,539           2,607,528           (300,000) (G)       4,562,067
                                                                                    150,000  (H)
                                                                                     20,000  (D)
                                                                                     60,000  (I)

   Financial  expenses                       557,627             243,299                                 800,926
                                     ----------------    ----------------    ---------------       --------------
Total operating expenses                   8,453,737           5,369,957         (1,298,901)          12,524,793

 Income from operations                    1,432,026           4,215,263            (30,000)           5,617,289

 Amortization                                                                       848,173  (J)         848,173
 Interest income                                                 618,933           (550,000) (K)          68,933
 Other income                                                     68,104                                  68,104
                                     ----------------    ----------------    ---------------       --------------

 Income before taxes                       1,432,026           4,902,300         (1,428,173)           4,906,153

 Provision for taxes                         615,694           1,746,000           (243,600) (L)       2,118,094
                                     ----------------    ----------------    ---------------
                                                                                                   --------------

 Net income                                $ 816,332         $ 3,156,300       $ (1,184,573)         $ 2,788,059
                                     ================    ================    ===============       ==============

 Common shares outstanding                 2,592,581                                505,000            3,097,581
  Basic earnings per share                    $ 0.31                                         (M)          $ 0.12
  Diluted earnings per share                  $ 0.31                                                      $ 0.10

                           ACTIVE APPAREL GROUP, INC.

                         NOTES TO PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS




The acquisition of Everlast's common stock for AAGP common and preferred stock, and cash, is being accounted for using purchase accounting for financial reporting purposes. As such, the assets and liabilities of Everlast, have been adjusted to their estimated fair values. The final allocation of the purchase price will be determined after completion of the acquisition and will be based on a final evaluation of the fair value of the assets acquired and liabilities assumed at the time of the acquisition.

(A) Represents adjustments to record the acquisition based upon an assumed purchase price of Everlast stock of $57,379,813, plus $1,000,000 in transaction costs. The purchase price was calculated using the fair value of AAGP's redeemable preferred stock and assuming a market value of AAGP's common shares of $4.7125 per share. The share price was determined based upon the closing stock prices for the 5 days ended September 8, 2000.

         Calculation of purchase price:

         Redeemable preferred stock                         $45,000,000
         Common stock (505,000 shares)                        2,379,813
         Cash                                                10,000,000
         Transaction costs                                    1,000,000
                                                            -----------

                  Total                                      58,379,813
                                                            -----------

         Allocation of purchase price:

         Net book value of Everlast                          23,952,889
         Adjustment to reflect land
           and building at fair value                           500,000
                                                            -----------

                                                             24,452,889
         Excess of acquisition cost over
           value of tangible net assets                     $33,926,924
                                                            ===========


Note: The historical costs of the assets and liabilities of Everlast are estimated to be at their fair market value, except certain properties and certain intangible assets.

Active Apparel Group, Inc.
Notes to Pro Forma Consolidated
Condensed Financial Statements
Page 2 - Continued



(B) To reflect the liquidation of commercial paper into cash and cash equivalents.

(C)      To  reflect  an  increase  in  accrued   expenses  of  $1,000,000   for
         transaction costs.

(D) To reflect bonus totaling $100,000 paid to Everlast supervisors provided they remain employed for at least six months after the acquisition is completed.

(E) To record elimination of royalty fee in the amount of $1,268,801 paid by AAGP to Everlast for the year ended December 31, 1999 ($844,922 for six months ended June 30, 2000).

(F) To reflect the impact of Everlast's Assistant Vice President's contract which increases his salary by $20,000, for the year ended December 31, 1999 ($10,000 for the six months ended June 30, 2000).

(G) To reflect reduction of Everlast President's compensation in the amount of $300,000, in accordance with a new employment contract, for the year ended December 31, 1999 ($150,000 for the six months ended June 30, 2000).

(H) To reflect bonus of $150,000 paid to AAGP's CEO, subsequent to the closing date of this acquisition, the proceeds of which will be used to pay down the note receivable due from the CEO.

(I) To reflect consulting fees of $60,000, as per contractual agreement, for the year ended December 31, 1999 ($30,000 for the six months ended June 30, 2000).

(J) To reflect amortization of intangible assets over 40 years of $848,173 for the year ended December 31, 1999 ($424,086 for the six months ended June 30, 2000).

(K) To reflect loss of interest income in the amount of $550,000 for the year ended December 31, 1999 ($275,000 for the six months ended June 30, 2000), as a result of the $10,000,000 cash payment payable at the closing date.

(L) To reflect tax benefit of pro forma adjustments at an effective tax rate of 42%.

(M) To increase the common shares outstanding to 3,097,581 shares, for the issuance of 505,000 shares of AAGP at the closing date, used in the computation of basic earnings per share. In addition, for dilutive earnings per share purposes, common shares outstanding have been increased to 3,792,891 shares. These shares have been accounted for on a pro forma basis to be outstanding during the entire year.

                                                                      APPENDIX A




                          AGREEMENT AND PLAN OF MERGER




                   EVERLAST WORLD'S BOXING HEADQUARTERS CORP.
                              EVERLAST HOLDING CO.
                           ACTIVE APPAREL GROUP, INC.
                            ACTIVE APPAREL NEW CORP.
                                     AND THE
                    STOCKHOLDERS LISTED ON SCHEDULE I HERETO


                              As of August 21, 2000

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I TRANSACTIONS AND TERMS OF THE MERGER; EXCHANGE OF SHARES............1
     Section 1.1  Merger......................................................2
     Section 1.2  Time and Place of Closing...................................2
     Section 1.3  Effective Time..............................................2
     Section 1.4  Charter.....................................................2
     Section 1.5  Bylaws......................................................2
     Section 1.6  Directors and Officers......................................2
     Section 1.7  Consideration...............................................2
     Section 1.8  Exchange Procedures.........................................3
     Section 1.9  Rights of Former Stockholders of Everlast...................3
     Section 1.10  Make-Whole Adjustment......................................4


ARTICLE II  REPRESENTATIONS AND WARRANTIES OF EVERLAST,
     EVERLAST HOLDING AND BEN NADORF..........................................5
     Section 2.1 Corporate Existence..........................................5
     Section 2.2 Authorization; Validity......................................5
     Section 2.3 No Breach of Statute or Contract.............................6
     Section 2.4 Subsidiaries.................................................6
     Section 2.5 Capitalization...............................................6
     Section 2.6 Financial Statements.........................................6
     Section 2.7 Absence of Certain Changes or Events.........................7
     Section 2.8 Liabilities..................................................9
     Section 2.9 Taxes........................................................9
     Section 2.10 Proprietary Rights..........................................10
     Section 2.11 Insurance...................................................11
     Section 2.12 Litigation..................................................11
     Section 2.13 Compliance with Laws........................................11
     Section 2.14 Employee Benefit Plans......................................12
     Section 2.15 Labor Matters...............................................15
     Section 2.16 Environmental Matters.......................................16
     Section 2.17 Illegal Payments............................................17
     Section 2.18 Business Relationships......................................18
     Section 2.19 Suppliers and Customers.....................................18
     Section 2.20 Restrictive Documents or Laws...............................18
     Section 2.21 Properties..................................................18

     Section 2.22 Contracts and Commitments...................................20
     Section 2.23 Accounts Receivable.........................................20
     Section 2.24 Officers, Employees and Compensation........................20
     Section 2.25 Banks; Safe Deposit Boxes...................................21
     Section 2.26 Books of Account; Records...................................21
     Section 2.27 Complete Disclosure.........................................21
     Section 2.28 Formation and Authority of Everlast Holding.................21

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS...................22
     Section 3.1 Shares.......................................................22
     Section 3.2 Stockholder's Addresses, Access to Information,
                 Experience, Etc..............................................22
     Section 3.3 Purchase Entirely for Own Account............................22
     Section 3.4 Restricted Securities........................................22
     Section 3.5 Legends......................................................23
     Section 3.6 Brokers......................................................24

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF AAGP AND
     NEW CORP.................................................................24
     Section 4.1 Corporate Existence..........................................24
     Section 4.2 Authorization; Validity......................................24
     Section 4.3 Capitalization...............................................25
     Section 4.4 Litigation  25
     Section 4.5 No Breach of Statute or Contract.............................25
     Section 4.6 SEC Reports and Financial Statements.........................26
     Section 4.7 Absence of Undisclosed Liabilities...........................26
     Section 4.8 Complete Disclosure..........................................26
     Section 4.9 Formation and Authority of New Corp..........................26
     Section 4.10 Filings.....................................................27

ARTICLE V  COVENANTS..........................................................27
     Section 5.1 Covenant Against Distribution................................27
     Section 5.2 Covenant Against Disclosure..................................28
     Section 5.3 Covenant Against Hiring......................................29
     Section 5.4 Injunctive Relief............................................29
     Section 5.5 Severability.................................................30
     Section 5.6 Further Assurances...........................................30
     Section 5.7 Announcements................................................30
     Section 5.8 Consents.....................................................30
     Section 5.9 George Horowitz Agreements...................................30
     Section 5.10 Ben Nadorf Employment Agreement.............................30
     Section 5.11 David Shechet Consulting Agreement..........................31
     Section 5.12 Wayne Nadorf Employment Agreement...........................31

     Section 5.13 George Horowitz Option Agreement............................31
     Section 5.14 Registration Rights Agreement...............................31
     Section 5.15 Title Documents Agreements..................................31
     Section 5.16 Life Insurance..............................................31
     Section 5.17 Substance Constitute........................................31
     Section 5.18 Health Insurance............................................32

ARTICLE VI  CLOSING DOCUMENTS.................................................32
     Section 6.1 Deliveries by Stockholders...................................32
     Section 6.2 Deliveries by AAGP and New Corp..............................33

ARTICLE VII  CONDITIONS PRECEDENT TO OBLIGATIONS..............................34
     Section 7.1 Conditions to Obligations of AAGP and New Corp...............34
     Section 7.2 Conditions to Obligations of Stockholders and Everlast.......36

ARTICLE VIII  INDEMNIFICATION.................................................37
     Section 8.1 Survival of Representations, Warranties and Agreements.......37
     Section 8.2 Indemnification..............................................38
     Section 8.3 Limitations on Indemnification...............................39
     Section 8.4 Procedure for Indemnification with
                 Respect to Third-Party Claims................................40
     Section 8.5 Procedure For Indemnification with
                 Respect to Non-Third-Party Claims............................41

ARTICLE IX  MISCELLANEOUS PROVISIONS..........................................41
     Section 9.1 Notices     41
     Section 9.2 Entire Agreement.............................................42
     Section 9.3 Binding Effect; Assignment...................................42
     Section 9.4 Captions    42
     Section 9.5 Expenses of Transaction......................................42
     Section 9.6 Waiver; Consent..............................................43
     Section 9.7 No Third Party Beneficiaries.................................43
     Section 9.8 Counterparts.................................................43
     Section 9.9 Gender      43
     Section 9.10 Governing Law and Jurisdiction..............................43
     Section 9.11 Termination.................................................44

                         Index of Schedules and Exhibits

Schedules
                    Description
Schedule I          (List of Stockholders - Stockholders)
Schedule 2.2        (Necessary Third Party Approvals)
Schedule 2.3        (Potentially Conflicting Agreements)
Schedule 2.4        (Subsidiaries)
Schedule 2.6        (Other Liabilities Not Reflected in Financial Statements)
Schedule 2.7        (Certain Changes)
Schedule 2.8        (Material Liabilities)
Schedule 2.9        (Audits and Other Tax Matters)
Schedule 2.10       (Intellectual Property)
Schedule 2.11       (Insurance Policies)
Schedule 2.12       (Litigation)
Schedule 2.13(b)    (Permits)
Schedule 2.14       (Employee Plans)
Schedule 2.14(a)    (Pension Plans)
Schedule 2.14(b)    (Employee Benefit Plans and Benefit Trusts)
Schedule 2.14(h)    (Pension Plan Reportable Events)
Schedule 2.14(i)    (Certain Payments Due to Employees)
Schedule 2.14(j)    (Presence of Stock in Certain Plans)
Schedule 2.14(k)    (Deficiencies)
Schedule 2.14(l)    (Pension Benefit Guaranty Corporation Payments)
Schedule 2.14(m)    (Investigations or Suits Against Certain Plans)
Schedule 2.14(n)    (Benefits Due to Employees)
Schedule 2.14(o)    (Liabilities for Failure to Provide Health Care)
Schedule 2.15       (Labor Matters)
Schedule 2.16       (Environmental Matters)
Schedule 2.18       (Changes to Business Relationships)
Schedule 2.19       (Cancellations of Supplier or Customer Relationships)
Schedule 2.20       (Restrictive Documents or Laws)
Schedule 2.21(a)    (Leases and Defaults Thereof)
Schedule 2.21(b)    (Permitted Liens)
Schedule 2.21(e)    (Financing Statements)
Schedule 2.21(f)    (Personal Property Valued Above $10,000)
Schedule 2.22       (Contracts and Encumbrances Thereof)
Schedule 2.24       (Employee Compensation)
Schedule 2.25       (Bank Accounts)
Schedule 3.1        (Restrictions on Shares)

Schedule 4.3        (List of Option Holders)
Schedule 4.10       (Government Consents Required)


Exhibits
Exhibit A           (Certificate of Designation of Redeemable Participating
                      Preferred Stock)
Exhibit B           (Form of Ben Nadorf Employment Agreement)
Exhibit C           (Form of Wayne Nadorf Employment Agreement)
Exhibit D           (Form of David Shechet Consulting Agreement)
Exhibit E           (Form of George Horowitz Option Agreement)
Exhibit F           (Form of Registration Rights Agreement)
Exhibit G           (Form of Legal Opinion of Counsel to Everlast, Everlast
                      Holding and Stockholders)
Exhibit H           (Form of Legal Opinion of Counsel to Active Apparel
                      Group, Inc. and Active Apparel New Corp.)
Exhibit I           (Environmental Matters Representations and Warranties
                      Definitions)

                          AGREEMENT AND PLAN OF MERGER


                        THIS AGREEMENT AND PLAN OF MERGER dated as of August 21, 2000, is by and among Everlast World's Boxing Headquarters Corp., a New York corporation ("Everlast"), Everlast Holding Co., a Delaware corporation and parent corporation of Everlast ("Everlast Holding"), each of the stockholders listed on Schedule I hereto (each a "Stockholder" and collectively, "Stockholders"), Active Apparel Group, Inc., a Delaware corporation ("AAGP"), and Active Apparel New Corp., a Delaware corporation and a wholly-owned subsidiary of AAGP ("New Corp.").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                                    PREAMBLE

                        The Boards of Directors of Everlast, Everlast Holding, AAGP and New Corp. are of the opinion that the transactions described herein are in the best interests of the parties and their respective stockholders. This Agreement provides for the acquisition of Everlast Holding, and indirectly its wholly-owned subsidiary Everlast, by AAGP pursuant to a merger whereby Everlast Holding merges with and into New Corp. At the effective time of the Merger (as hereinafter defined), the outstanding shares of the capital stock of Everlast Holding, no par value per share (the "Everlast Common Stock") shall be converted into (i) the shares of Common Stock, $ .002 par value per share, of AAGP (the "AAGP Common Stock"), and (ii) shares of Redeemable Participating Preferred Stock of AAGP. As a result, Stockholders shall become shareholders of AAGP, Everlast Holding shall be merged into New Corp. and shall cease to exist, and New Corp. shall continue to conduct the business and operations of Everlast as a wholly-owned subsidiary of AAGP.

                        The transactions described in this Agreement have been approved by Stockholders, who constitute all of the stockholders of Everlast Holding, and the satisfaction of certain other conditions described in this Agreement.

                        It is the intention of the parties to this Agreement that the Merger shall qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the "Code").

                        NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, the parties agree as follows:

                                    ARTICLE I
                                    ---------
            TRANSACTIONS AND TERMS OF THE MERGER; EXCHANGE OF SHARES
            --------------------------------------------------------

                        Section 1.1 Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), Everlast
Holding shall be merged with and into New Corp. in accordance with the provisions of Section 251 of the Delaware General Corporation Law (the "DGCL") and with the effect provided in Sections 259 and 261 of the DGCL (the "Merger"). New Corp. shall be the surviving corporation of the Merger (the "Surviving Corporation"), shall continue to be a wholly-owned subsidiary of AAGP and governed by the laws of the State of Delaware. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective Boards of Directors of Everlast, Everlast Holding, AAGP and New Corp. and approved by each Stockholder.

                        Section 1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") will take place on the date that the Effective Time occurs but in no event later than, or at such other time as the parties, acting through their authorized officers, may mutually agree (the date on which such closing occurs being hereinafter referred to as the "Closing Date"). The Closing shall be held at the office of AAGP's counsel, Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022-1170.

                        Section 1.3 Effective Time. The Merger and other transactions contemplated by this Agreement shall become effective on the date and at the time the Certificate of Merger reflecting the Merger (the "Certificate of Merger") shall become effective with the Secretary of State of the State of Delaware (the "Effective Time").

                        Section 1.4 Charter. The Certificate of Incorporation of New Corp. in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until otherwise amended or repealed.

                        Section 1.5 Bylaws. The Bylaws of New Corp. in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until otherwise amended or repealed.

                        Section 1.6 Directors and Officers. The directors and officers of New Corp. in office immediately prior to the Effective Time, together with such additional persons as may thereafter be elected, shall serve as the respective directors and officers of the Surviving Corporation from and after the Effective Time in accordance with the Bylaws of the Surviving Corporation.

                        Section 1.7 Consideration. Subject to the provisions of this Section 1.7 through Section 1.9 hereof, at the Effective Time, by virtue of the Merger and without any action on the part of Everlast, Everlast Holding, AAGP, New Corp. or the stockholders of any of the foregoing, the shares of the constituent corporations to the Merger shall be converted as follows:

                        (a)  Each  share  of  AAGP  Common   Stock   issued  and
outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

                        (b) Each share of common stock, $.01 par value of New Corp. (the "New Corp Common Stock") issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

                        (c) All of the shares of Everlast Common Stock issued and outstanding at the Effective Time shall cease to be outstanding. The Stockholders will then be issued or delivered, as the case may be, the following consideration for the Everlast Common Stock:

                             (i) 125,000 shares of AAGP Common Stock (the "Payment Shares") to be issued and delivered by AAGP to each Stockholder as set forth next to each such Stockholder's name on Schedule I hereto.

                             (ii) 380,000 Shares of additional Common Stock (the "Additional Shares") to be issued and delivered by AAGP to each Stockholder as set forth next to each such Stockholder's name on Schedule I hereto.

                             (iii) 45,000 Shares of Redeemable Participating Preferred Stock of AAGP in the form set forth as Exhibit A hereto (the "Redeemable Preferred Stock") and having an aggregate redemption value of $45 million. AAGP shall issue and deliver to each Stockholder such number of shares of Redeemable Preferred Stock as set forth next to each such Stockholder's name on Schedule I hereto.

                             (iv) $10 million in cash. AAGP shall pay to each Stockholder such amount as set forth next to each such Stockholder's name on Schedule I hereto.

                        Section 1.8 Exchange Procedures. At the Closing, each holder of shares of Everlast Common Stock issued and outstanding at the Effective Time shall surrender the certificate or certificates representing such shares to AAGP and shall promptly upon surrender thereof receive in exchange therefor the consideration provided in Section 1.7(c) of this Agreement. The certificate or certificates of Everlast Common Stock so surrendered shall be duly endorsed in blank for transfer or accompanied by separate stock powers duly executed in blank.

                        Section 1.9 Rights of Former Stockholders of Everlast. At the Effective Time, the stock transfer book of Everlast Holding shall be closed as to holders of Everlast Common Stock immediately prior to the Effective Time and no transfer of Everlast Common Stock by any such holder shall thereafter be made or recognized. Until surrendered for exchange in accordance with the provisions of Section 1.8 of this Agreement, each certificate theretofore representing shares of

Everlast Common Stock shall from and after the Effective Time represent for all purposes only the right to receive the consideration provided in Sections 1.7(c) of this Agreement in exchange therefor, subject, however, to Everlast Holding's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which have been declared or made by Everlast Holding in respect of its shares of Everlast Common Stock in accordance with the terms of this Agreement and which remain unpaid at the Effective Time. Whenever a dividend or other distribution is declared by AAGP on the AAGP Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all AAGP Common Stock issuable pursuant to this Agreement, but no dividend or other distribution payable to the holders of record of AAGP Common Stock as of any time subsequent to the Effective Time shall be delivered to the holder of any certificate representing shares of Everlast Common Stock issued and outstanding at the Effective Time until such holder surrenders such certificate for exchange as provided in
Section 1.8 of this Agreement. However, upon surrender of such certificate, the AAGP Common Stock certificate (together with all such undelivered dividends or other distributions without interest), any undelivered dividends and cash payments payable hereunder (without interest), and the Redeemable Preferred
Stock shall be delivered with respect to each share represented by such certificate.

                        Section 1.10 Make-Whole Adjustment. (a) In the event that, on the fifth anniversary of the Closing Date, the sum of (i) the Gross Proceeds (as defined herein) received by the Stockholders from the sale of the Additional Shares, and (ii) the Market Value (as defined herein) of any remaining Additional Shares then held by the Stockholders, is less than $5 million (the "Deficit"), AAGP shall issue pro-rata to the Stockholders a number of additional shares of AAGP Common Stock (the "Make-Whole Shares") equal to the Deficit divided by the Market Value; provided, however, that if such issuance results in the Stockholders holding in excess of 20% of the outstanding shares of AAGP Common Stock, AAGP may satisfy all or any portion of the Deficit through a cash payment made within sixty (60) days after the fifth anniversary of the Closing Date. For purposes of this Section 1.10, Gross Proceeds shall be the aggregate sales price received by the Stockholders from the sale of Additional Shares (prior to any deduction of sales commissions or similar charges). Market Value means (i) if shares of the Common Stock are listed or admitted for trading on a national securities exchange, the average of the bid and ask prices at the close of each trading day of a share of Common Stock on the Nasdaq Small Cap Market, or the Corporation's then principal trading market, for the 10 consecutive trading days ending on the second business day prior to the fifth year anniversary of the Closing Date or (ii) if no such quotations are available for such 10-day period, as determined in good faith by the Board of AAGP. Also for purposes of this Section 1.10, any sales by the Stockholders of AAGP Common Stock shall be deemed to be sales of Additional Shares.

            (b) If AAGP agrees to merge or consolidate with another entity and AAGP is not the surviving entity upon consummation of such merger or consolidation, and the closing of such transaction occurs prior to the five year anniversary of the Closing Date, the entity surviving such transaction shall have the obligation to issue to the Stockholders, at its option and on the five year anniversary of the Closing Date, additional shares of the surviving entity whose aggregate market value is equal to what the Stockholders would have received if the merger or consolidation transaction did not occur, or cash in an amount equal to the Deficit.


                                   ARTICLE II
                                   ----------
               REPRESENTATIONS AND WARRANTIES OF EVERLAST HOLDING,
               ---------------------------------------------------
                             EVERLAST AND BEN NADORF
                             -----------------------

                        Everlast Holding, Everlast, and Ben Nadorf hereby, jointly and severally, represent and warrant to AAGP and New Corp. as of the date hereof as follows:

                        Section 2.1 Corporate Existence. Everlast Holding, Everlast and the subsidiaries set forth on Schedule 2.4 (each a "Subsidiary" and collectively, the "Subsidiaries") are corporations duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation and have the corporate power to own, operate or lease their properties and to carry on their businesses as now being conducted. Complete and correct copies of the Certificates of Incorporation of Everlast Holding, Everlast and the Subsidiaries, and all amendments thereto, certified by the Secretary of State of their respective States of incorporation, and of the By-Laws of Everlast Holding, Everlast and the Subsidiaries, and all amendments thereto, certified by the Secretaries of Everlast Holding, Everlast and the Subsidiaries, respectively, have been heretofore delivered to AAGP and New Corp.

                        Section 2.2 Authorization; Validity. Everlast, Everlast Holding, and the Stockholders have all requisite corporate power and authority to enter into this Agreement, perform its obligations hereunder and to consummate the transactions contemplated hereby without the approval of any third party except as listed on Schedule 2.2 hereto. All necessary corporate action has been taken by Everlast, Everlast Holding and the Stockholders with respect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. The execution and delivery of this Agreement and the performance by Everlast Holding and Everlast of its obligations hereunder have been duly authorized by their Boards of Directors and no further authorization on the part of Everlast Holding and Everlast is necessary to authorize the execution and delivery by them of, and the performance of their obligations under, this Agreement. Except as set forth on
Schedule 2.2 hereto, there are no corporate, contractual, statutory or other restrictions of any kind upon the power and authority of Everlast Holding and Everlast to execute and deliver this Agreement and to consummate the transactions contemplated hereunder and no action, waiver or consent by any foreign, Federal, state, municipal or other governmental department, commission or agency ("Governmental Authority") is necessary to make this Agreement an instrument binding upon Everlast Holding, Everlast and the Stockholders in accordance with its terms. This Agreement has been duly executed and delivered by Everlast Holding , Everlast and the Stockholders and constitutes, legal, valid and binding obligations of Everlast Holding, Everlast and the Stockholders, enforceable in accordance with their terms, except (i) as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                        Section 2.3 No Breach of Statute or Contract. Neither the execution and delivery of any of this Agreement nor the consummation by Everlast Holding, Everlast or the Stockholders of the transactions contemplated hereby, nor compliance by Everlast Holding, Everlast or the Stockholders with any of the provisions hereof, will violate or cause a default under any statute (domestic or foreign), judgment, order, writ, decree, rule or regulation of any court or Governmental Authority applicable to Everlast Holding, Everlast or any Subsidiary, or any of their properties; breach or conflict with any of the terms, provisions or conditions of the Certificates of Incorporation or By-Laws of Everlast Holding, Everlast or any Subsidiary; or, except as provided on
Schedule 2.3 hereto, violate, conflict with or breach any agreement, contract, mortgage, instrument, indenture or license to which Everlast Holding, Everlast or any Subsidiary is a party or by which Everlast Holding, Everlast or any Subsidiary is or may be bound, or constitute a default (in and of itself or with the giving of notice, passage of time or both) thereunder, or result in the creation or imposition of any encumbrance upon, or give to any other party or parties any claim, interest or right, including rights of termination or cancellation in, or with respect to, any of Everlast Holding's, Everlast's, or any Subsidiary's properties or the shares of Everlast Common Stock.

                        Section 2.4 Subsidiaries. Everlast is a wholly-owned subsidiary of Everlast Holding. Except as set forth on Schedule 2.4 hereto, neither Everlast Holding nor Everlast has any other subsidiaries or equity investments in any other corporation, association, partnership, joint venture or other entity.

                        Section 2.5 Capitalization. Everlast authorized capital stock consists of 100 shares, of which 62 shares are issued and outstanding, included in which are 31 shares held in the treasury as shown in the Financial Statements (as defined hereafter). All issued and outstanding shares of Everlast capital stock are duly authorized and issued, fully paid and non-assessable. Everlast Holding authorized capital stock consists of 31 shares, all of which shares are issued and outstanding. No shares of Everlast Holding capital stock are owned directly or indirectly by Everlast Holding. All issued and outstanding shares of Everlast Holding capital stock are duly authorized and issued, fully paid and non-assessable. There are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions or arrangements of any kind relating to the issuance, sale or transfer of any shares of Everlast Holding and Everlast capital stock including, without limitation, any rights of conversion or exchange under any outstanding securities or other instruments. There are no voting trusts or other agreements or understandings of any kind with respect to Everlast Holding's and Everlast's outstanding capital stock.

                        Section 2.6 Financial Statements. The following consolidated financial statements, together with the notes thereto, prepared by Weinick, Sanders, Leventhal & Co., L.L.P., independent public accountants, will have been previously delivered (or in the case of the compiled unaudited balance sheet as of June 30, 2000 and the compiled unaudited consolidated statement of income and retained earnings for the six month ended June 30, 2000, will be delivered) to AAGP and New Corp. (collectively the "Financial Statements"):

                        (a) audited consolidated balance sheets of Everlast and its Subsidiaries as of December 31, 1999, 1998 and 1997 and compiled unaudited consolidated balance sheet of Everlast and its Subsidiaries as of June 30, 2000 (the "Balance Sheets");

                        (b) audited consolidated statements of income and retained earnings of Everlast and its Subsidiaries for the 12 month periods ended December 31, 1999, 1998 and 1997 and compiled unaudited consolidated statement of income and retained earning of Everlast and its
                        Subsidiaries for the six month period ended June 30, 2000 (the "Income Statements"); and

                        (c) audited consolidated statements of cash flows of Everlast and its Subsidiaries for the 12 month periods ended December 31, 1999, 1998 and 1997 (the "Cash Flow Statements").

            The consolidated statements of Everlast World's Boxing Headquarters and its Subsidiaries as of December 31, 1999, 1998, 1997 and for the years then ended were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied. Except as disclosed by management on Schedule 2.6 hereto, Everlast and its Subsidiaries had at December 31, 1999 no liability or obligation of any kind or manner, either liquidated, unliquidated, direct accrued, absolute, contigent or otherwise, whether due or to become due, except as incurred in the ordinary course of business , which required to be reflected by GAAP in the financial statements and which were not accurately reflected in the consolidated financial statements.

                        The compiled consolidated financial statements as of June 30, 2000 and for the six months and three months then ended will be the representations of management. Weinick Sanders Leventhal & Co., Everlast's independent public accountants, has neither audited nor reviewed those consolidated financial statements and supplementary information and, accordingly, do not express an opinion or any other form of assurance on them. The consolidated balance sheet at June 30, 2000 will show a cash balance of not less than $14 million and Net Cash (as hereinafter defined) of not less than $12.5 million. Net Cash shall mean total Cash minus Accounts Payable.

                        Section 2.7 Absence of Certain Changes or Events. Except as set forth on Schedule 2.7 hereto, since December 31, 1999 there has not been with respect to Everlast:

                        (a)  Any  change  in its  business  operations  (as  now
            conducted or as presently proposed to be conducted), assets, properties or rights, prospects or condition (financial or otherwise), or combination thereof (collectively, the "Business") which reasonably could be expected to have a material adverse effect on the Business as presently conducted, properties, assets, liabilities, financial condition or operations of Everlast(a "Material Adverse Effect").

                        (b) Any  transaction  entered  into or carried out other
            than in the ordinary and usual course of its business including, without limitation, any such transaction resulting in the incurrence of liabilities or obligations;

                        (c) Any  material  change  made in the  methods of doing
            business or in the accounting principles or practices or the method of application of such principles or practices;

                        (d) Any mortgage, pledge, lien, security interest, hypothecation, charge or other encumbrance imposed or agreed to be imposed on or with respect to any of its properties which will not be discharged prior to the Closing Date except for financing statements filed by personal property lessors as a matter of notification only or liens for taxes, assessments, governmental charges or levies that are not yet due and payable, liens with respect to the non-material claims of contractors, materialmen, mechanics and similar persons, any liens or imperfections of title which are matters of record which do not render title unmarketable (collectively, "Permitted Liens");

                        (e) Except in the  ordinary  course of business and in a
            manner consistent with past practice, any sale, lease or other disposition of, or any agreement to sell, lease or otherwise dispose of any of its properties, assets, individually or in the aggregate in excess of $100,000 or any agreement to provide services for consideration greater than $50,000;

                        (f) Except in the  ordinary  course of business and in a
            manner consistent with past practice, any purchase of or any agreement to purchase capital assets or any lease or any agreement to lease, as lessee, any capital assets, individually or in the aggregate in excess of $100,000;

                        (g) Any modification, waiver, change, amendment, release, rescission or termination of, or accord and satisfaction with respect to any term, condition or provision of any contract, agreement, license or other instrument to which Everlast is a party, other than any satisfaction by performance in accordance with the terms thereof in the usual and ordinary course of its business;

                        (h) The execution of any contract, agreement, license or
            other instrument by Everlast or the commitment to do any of the foregoing;

                        (i) Any declaration of, or dividend or other distribution to Everlast's stockholders, purchase, redemption or reclassification of any of Everlast's capital stock or stock split, stock dividend, exchange or recapitalization or execution of any agreement in respect of the foregoing;

                        (j) Any  change  in any  assets,  licenses,  permits  or
            franchises (which change is material and adverse to the business), financial condition, results of operations or prospects of Everlast, or any change in the nature of the business, or manner of conducting the business, of Everlast which has had, or may reasonably be expected to have, a material adverse effect on its business, financial condition, results of operations, prospects, assets, licenses or permits;

                        (k) Any damage,  destruction or similar loss, whether or
            not covered by insurance, adversely affecting the Business;

                        (l) Any increase in the rate of  compensation  or in the
            benefits payable or to become payable by Everlast to any of its employees over the level in effect at December 31, 1999 other than increases required by contracts disclosed pursuant hereto.


                        Section 2.8 Liabilities. Except as reflected on the Financial Statements of Everlast as of December 31, 1999 or set forth on
Schedule 2.8 hereto, Everlast has no material liability or obligation of any nature (whether liquidated, unliquidated, accrued, absolute, contingent or otherwise and whether due or to become due).

                        Section 2.9 Taxes. Except as set forth on Schedule 2.9 hereto:

                        (a) Everlast and the Subsidiaries have duly filed all federal, state, local and foreign tax returns and tax reports required to be filed by them for all periods up to and including December 31 1998 and is not beneficiary of any extension of time within which to file such returns, all such returns and reports are true, correct and complete, none of such returns and reports has been amended, and all taxes, assessments, fees and other governmental charges shown to be due under such returns and reports have been fully paid for all periods up to, and including, December 31, 1998 or will be timely paid and all estimated tax payments for the calendar year 2000 have been or will be timely paid; and with respect to the tax returns for the year ended December 31, 1999, all such returns will have been filed and payments shown to be due therein will have been paid by Everlast by September 15, 2000 pursuant to a valid extension.

                        (b) As  disclosed  on  Schedule  2.9,  Everlast  and the
            Subsidiaries have pending federal tax audits and has not concluded any agreement with any federal, state, local or foreign tax authority that may affect the subsequent tax liabilities of Everlast or any Subsidiary. To the extent such audits have been completed,
            Schedule 2.9 hereto sets forth the dates and results of any and all audits of federal, state, local and foreign tax returns of Everlast and its Subsidiaries performed by federal, state, local or foreign taxing authorities. No waivers of any applicable statutes of limitations are outstanding. All deficiencies proposed as a result of any completed audits have been paid or settled;

                        (c) Neither Everlast nor any Subsidiary has any liabilities for state or federal taxes based on income other than as reflected on the Financial Statements or arising in the ordinary course of business since December 31, 1999 except for possible assessment that may arise as a result of ongoing or future audits.

                        (d) Everlast and the Subsidiaries have withheld and paid
            all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party;

                        (e) The Stockholders  have delivered to AAGP correct and
            complete copies of all federal and state income tax returns, examination reports, and statements of deficiencies assessed against or agreed to by Everlast and its Subsidiaries since January 1, 1996;

                        (f) Everlast and its Subsidiaries have not filed a consent under Code ss.345(f) concerning collapsible corporations. Everlast and its Subsidiaries have not made any payments, are not obligated to make any payments, or are not parties to any agreement that under certain circumstances could obligate them to make any payments that will not be deductible under Code ss.280G. Neither Everlast nor any of its Subsidiaries are parties to any tax allocation or sharing agreement. Everlast and its Subsidiaries have
            (a) not been members of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was Everlast) or (b) any liability for the taxes of any other person under Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise;

                        (g) Without  limiting the  foregoing,  (i) the books and
            records of Everlast and its Subsidiaries include adequate provision (in accordance with GAAP) for all taxes and assessments and governmental charges that have been assessed against Everlast and its Subsidiaries for all periods ending on or prior to the Closing Date, and (ii) Neither Everlast nor its Subsidiaries are, as of the Closing Date, and will not be as of the Closing Date, liable for taxes, assessments, fees or governmental charges for which Everlast and its Subsidiaries have not made adequate provision on its books and records except possible taxes and other charges resulting from tax audits; and

                        (h) The  Merger  will not give rise to any New York City
            or New York State real property transfer taxes.

                        Section 2.10 Proprietary Rights. Schedule 2.10 hereto sets forth all patents, inventions, trade secrets, processes, proprietary rights, proprietary knowledge, know-how, computer software, trademarks, names, service marks, trade names, registered copyrights, symbols, logos, franchises and permits of Everlast or any Subsidiary and all applications therefor, registrations thereof and licenses, sublicenses or agreements in respect thereof which Everlast or any Subsidiary own or has the right to use or to which Everlast or any Subsidiary is a party and all filings, registrations or issuances of any of the foregoing with or by any federal, state, local or foreign regulatory, administrative or governmental office or offices (collectively, the "Proprietary Rights"). Except as set forth on Schedule 2.10 hereto, Everlast or any Subsidiary is the sole and exclusive owner of all right, title and interest in and to all Proprietary Rights free and clear of all liens, claims, charges, equities, rights of use, encumbrances and restrictions whatsoever. The Business as conducted prior to the Closing Date was not, is not and will not be in contravention of any patent, trademark, copyright or other Proprietary Right of any third party.

                        Except as set forth on Schedule 2.10 hereto, none of the Proprietary Rights has been hypothecated, sold, assigned or licensed by Everlast, any of its Subsidiaries or any other person, corporation, firm or other legal entity and none of the Proprietary Rights infringe upon or violate the rights of any person, firm, corporation, or other legal entity. Everlast or any Subsidiary has not given any indemnification against patent, trademark or copyright infringement as to any equipment, materials, products, services or supplies that Everlast or any Subsidiary uses, licenses or sells; there is not pending or threatened any claim to sell, engage in or employ any such product, process, method or operation.

                        Section 2.11 Insurance. Schedule 2.11 hereto lists all policies of life, fidelity bonds, casualty, liability and other forms hereto of insurance owned or held by Everlast, or owned and held by the licensees of Everlast for the benefit of Everlast, true and complete copies of which have been heretofore delivered to AAGP, and all such policies are currently in full force and effect. Everlast and the Stockholders have not received any notice from any insurer thereunder with respect to the cancellation of any such insurance. All premiums due and payable on such policies have been paid. Other than with respect to customary deductible amounts (which is $10,000 for product liability claims), Everlast is not a co-insurer under any term of any insurance policy. Everlast will use its best efforts to keep such policies duly in force with all premiums paid through a date not less than 10 days after the Closing Date.

                        Section 2.12 Litigation. Except as set forth on Schedule
2.12 hereto, there are no claims, actions, suits or proceedings pending or threatened against or affecting Everlast Holding or Everlast (or any officer or director of Everlast Holding or Everlast) or any of Everlast's properties, before any federal, state, local or foreign court or other governmental body. Everlast Holding or Everlast is not subject to or in default with respect to any judgment, order, writ, injunction or decree or any governmental restriction.

                        Section 2.13 Compliance with Laws.

                        (a) Everlast  Holding and Everlast is in  compliance  in
            all material respects with all laws including, without limitation, all Environmental Laws (as hereinafter defined), ordinances, rules, codes, regulations and orders applicable to it, the Business and the Properties (as hereinafter defined) and has no notice or knowledge of any violations, whether actual, claimed or alleged, thereof.

                        (b)  Schedule   2.13(b)  hereto  lists  all  franchises,
            licenses, permits, Environmental Permits (as hereinafter defined) consents, authorizations, approvals and certificates of any Governmental Authority or body used in conducting the Business or in occupying and using each of the Properties (collectively, the "Permits"). Each of the Permits is currently valid and in full force and effect and the Permits constitute all franchises, licenses, permits, consents, authorizations, approvals and certificates of any regulatory, administrative or other governmental agency or body necessary to the conduct of the Business or in occupying and using each of the Properties. Everlast Holding and Everlast is not in violation of any of the Permits and there is no pending or threatened proceeding which could result in the revocation or cancellation of, or inability of Everlast Holding and Everlast to renew, any Permit. There are no Permits that are nontransferable or require consent or other action to remain in full force and effect following the consummation of the transactions contemplated hereby.

                        Section 2.14 Employee Benefit Plans. Schedule 2.14 hereto comprises a listing of each bonus, stock option, stock purchase, benefit, profit sharing, savings, retirement, liability, insurance, incentive, deferred compensation, and other similar fringe or employee benefit plans, programs or arrangements for the benefit of or relating to, any employee of, or independent contractor or consultant to, and all other compensation practices, policies, terms or conditions, whether written or unwritten (the "Employee Plans") which Everlast presently maintains, to which Everlast presently contributes or under which Everlast has any liability and which relate to employees or independent contractors of Everlast. The Employee Plans administered by Everlast have been administered in all material respects in accordance with all requirements of applicable law and terms of each such plan. Each Employee Plan that is required or intended to be qualified under applicable law or registered or approved by a governmental agency or authority, has been so qualified, registered or approved by the appropriate governmental agency or authority and, to the best of Everlast's or Stockholders' knowledge, nothing has occurred since the date of the last qualification, registration or approval to adversely affect, or cause, the appropriate governmental agency or authority to revoke such qualification, registration or approval. All contributions (including premiums) in material amounts required by law or contract to have been made or accrued by Everlast under or with respect to any Employee Plan have been paid or accrued by Everlast, as the case may be. Without limiting the foregoing, there are no material unfunded liabilities under any Employee Plan. Neither Everlast nor the Stockholders have received notice of any investigation, litigation or other enforcement action against Everlast with respect to any of the Employee Plans. There are no pending actions, suits or claims by former or present employees of Everlast (or their beneficiaries) with respect to Employee Plans or the assets or fiduciaries thereof (other than routine claims for benefits).


                        (a) Each "employee  pension benefit plan," as defined in
section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by Everlast or any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer, with Everlast ("ERISA Affiliate") under section 414(b), (c), (m) or
(o) of the Internal Revenue Code of 1986, as amended (the "Code") or to which Everlast or any ERISA

Affiliate contributed or is obligated to contribute thereunder (the "Pension Plans"), is listed on Schedule 2.14(a). All such plans that are intended to qualify under section 401 et seq. of the Code do so qualify, the trusts maintained pursuant thereto (the "Pension Trusts") that are intended to be exempt from federal income taxation under section 501 of the Code are so exempt, and Everlast has received a determination letter from the Internal Revenue Service (the "IRS") with respect to each such Pension Plan and each such Pension Trust to the effect that such Pension Plan is qualified and such Pension Trust is exempt. No such determination letter has been revoked, no revocation has been threatened and nothing has occurred with respect to the operation of any Pension Plan that could reasonably be expected to cause such revocation. Except as described on Schedule 2.14 (a), none of the Pension Plans or Pension Trusts have been amended since the effective date of each respective determination letter.

                        (b) Each "employee  welfare benefit plan," as defined in
section 3(1) of ERISA, each other employee benefit arrangement or payroll practice, including, without limitation, all severance pay, sick leave, vacation pay, salary continuation for disability, retirement, deferred compensation, bonus, long-term incentive, stock option, stock purchase, hospitalization, medical insurance, life insurance, and scholarship plans or programs maintained by Everlast or to which Everlast contributed or is obligated to contribute thereunder (all such plans being hereinafter referred to as the "Employee Benefit Plans") and each trust maintained pursuant to an Employee Benefit Plan (the "Benefit Trusts") is listed on Schedule 2.14(b). Everlast has received a determination letter from the IRS with respect to each Employee Benefit Trust that is intended to be exempt from federal taxation under section 501 of the Code. No such determination letter has been revoked, no revocation has been threatened, and nothing has occurred with respect to the operation of any Employee Benefit Trust that could reasonably be expected to cause such revocation. Except as described on Schedule 2.14(b), none of the Employee Benefit Trusts have been amended since the effective date of each respective determination letter.

                        (c) Everlast has delivered to AAGP (i) a true, correct, and complete copy of each Pension Plan, including copies of all amendments made since the most recent favorable determination letter, or Employee Benefit Plan, or, in the case of any unwritten Employee Benefit Plan, descriptions thereof;
(ii) copies of the three most recent annual reports (Form 5500 series) filed with the IRS with respect to each Pension Plan or Employee Benefit Plan for which such report is required by applicable law, including, without limitation, all schedules thereto and all financial statements with attached opinions of independent accountants; (iii) the most recent summary plan description for each Pension Plan or Employee Benefit Plan for which such a summary plan description is required by applicable Law; (iv) each trust agreement and insurance or annuity contract relating to any Pension Plan or Employee Benefit Plan; and (v) each service agreement and other administrative contract relating to any Pension Plan or Employee Benefit Plan.

                        (d) Everlast and any ERISA Affiliate have not incurred any liability on account of a "partial withdrawal" or a "complete withdrawal" (within the meaning of ERISA ss.ss.4205 and 4203, respectively) from any multi-employer plan, no such liability has been asserted, and there are no events or circumstances which could result in any such partial or complete withdrawal; and

Everlast and any ERISA Affiliate are not bound by any contract or agreement or has any obligation or liability described in ERISA ss.4204. Each multi-employer plan complies in form and has been administered in accordance with the requirements of ERISA and, where applicable, the Code, and each multi-employer plan is qualified under Code ss.401(a).

                        (e) There is no violation of ERISA, the Code or other applicable law with respect to the filing of reports, returns, and other similar documents required to be filed with any governmental agency with respect to any Pension Plan or Employee Benefit Plan. All reports, returns or similar documents required to be distributed to any Pension Plan or Employee Benefit Plan participant have been timely distributed.

                        (f) The Pension Plans and Employee Benefit Plans have been maintained and administered in accordance with their terms and with all provisions of ERISA, the Code and other applicable Law, and neither Everlast or any "party-in-interest" or "disqualified person" with respect to the Pension Plans and the Employee Benefit Plans has engaged in a "prohibited transaction" within the meaning of section 4975 of the Code or section 406 of ERISA. Everlast and each ERISA Affiliate has performed all of its obligations currently required to have been performed under all Pension Plans and Employee Benefit Plans. No event has occurred that could subject Everlast, any ERISA Affiliate or any Pension Trust or Employee Benefit Trust, as applicable, to any tax liability arising under section 511 of the Code that has not been timely paid. Everlast and all ERISA Affiliates have complied with all obligations imposed by section 4980B of the Code.

                        (g) None of Everlast, any trustee, administrator or other fiduciary has engaged in any transaction or acted in a manner that could, or failed to act so as to, subject Everlast or any fiduciary to any liability for breach of fiduciary duty under ERISA or other applicable Law. With respect to any Pension Plan and Employee Benefit Plan, Pension Trust or Employee Benefit Trust, no insurance contract, annuity contract, or other agreement or arrangement will impose a penalty, discount, sales charge, or other reduction on account of the withdrawal of assets from such organization or the change in investment or such assets.

                        (h) Except as disclosed on Schedule 2.14(h), there has been no "reportable event" as that term is defined in section 4043 of ERISA and the regulations thereunder with respect to the Pension Plans subject to Title IV of ERISA that would require the giving of notice or any event requiring disclosure under section 404(c)(3)(C) or 4063(a) of ERISA.

                        (i) Except as disclosed on Schedule 2.14(i), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee or group of employees; (ii) increase any benefits otherwise payable under any Employee Benefit Plan or Pension Plan; or (iii) result in the acceleration of the time of payment or vesting of any such benefits. Except as disclosed on Schedule 2.14(i), there are no severance agreements, employment agreements, or consulting agreements between Everlast and any employee or any individual which provide for payments over a period in excess of one year or which when aggregated with all such agreements or arrangements provides for total payments in excess of $100,000. True, correct and complete copies of all such severance agreements, employment agreements and consulting agreements have been provided to AAGP.

                        (j) Except as disclosed on Schedule 2.14(j) hereto, no stock or other security issued by Everlast or any of its subsidiaries forms or has formed a part of the assets of any Pension Plan or Employee Benefit Plan within the last five years.

                        (k) Except as disclosed on Schedule 2.14(k), all contributions to, and payments from, each Pension Plan and Employee Benefit Plan that have been required to be made in accordance with the terms of such plans and, when applicable, section 302 of ERISA or section 412 of the Code, have been timely made; (ii) there has been no application for or waiver of the minimum funding standards of section 412 of the Code with respect to the Pension Plan; and (iii) none of the Pension Plans has an "accumulated funding deficiency" within the meaning of section 412(a) of the Code as of the end of the most recently completed plan year. As of the most recent valuation date for each Pension Plan that is a "defined benefit pension plan," as defined in section 3(35) of ERISA (hereinafter a "Defined Benefit Plan"), there was not any amount of "unfunded benefit liability." None of Stockholder nor Everlast is not aware of any facts or circumstances that could change the funded status of any such Defined Benefit Plan. Everlast has furnished AAGP with the most recent actuarial report or valuation with respect to each Defined Benefit Plan.

                        (l) Except as disclosed on Schedule 2.14(l), all premium payments due to the Pension Benefit Guaranty Corporation pursuant to section 4007 of ERISA prior to the date hereof have been timely paid.

                        (m) Except as disclosed on Schedule 2.14(m), there are no investigations by any Governmental Authority, other claims, suits or proceedings against or involving any Pension Plan or Employee Benefit Plan, and no events of default that could give rise to liability to Everlast or any ERISA Affiliate.

                        (n) Except as disclosed on Schedule 2.14(n), no employee or former employee of Everlast or any ERISA Affiliate is, by reason of such employee's or former employee's employment, entitled to receive any benefits, including without limitation, death or medical benefits (whether or not insured) beyond retirement or other termination of employment, other than (i) death or retirement benefits under an Pension Plan; or (ii) continuation coverage pursuant to section 4980B of the Code.

                        (o) Except as disclosed on Schedule 2.14(o), Everlast has not incurred, nor, after the Closing, will Everlast or AAGP incur, any liability under Section 4980B of the Code with respect to any failure to comply by Everlast with the continuation health care coverage requirements of Section 4980B of the Code and Sections 601 and 608 of ERISA, which failure occurs with respect to any person who is or was a qualified beneficiary of an Employee (as defined in Section 4980B(g)(1) of the Code).

                        Section  2.15  Labor  Matters.  Except  as set  forth on
Schedule 2.15 hereto, none of Everlast's employees is represented by any labor union, association or other organization. Neither Everlast nor the Stockholders have received any notice from any labor union, association or other organization, other than those labor unions, association or other organizations set forth in Schedule 2.15 hereto, that it represents or intends to represent Everlast's employees. Everlast has complied with all applicable laws affecting employment and employment practices, terms and conditions of employment and wages and hours. Neither Everlast nor the Stockholders have received any notice of and there is no complaint alleging unfair labor practices against Everlast pending, or to the knowledge of Everlast or the Stockholders, threatened before the National Labor Relations Board or any other charges or complaints pending, or to the knowledge of Everlast or the Stockholders, threatened before the Equal Employment Opportunity Commission, any state or local Human Rights Commission or any other state or local agency in respect of labor or employment matters. No labor strike, material dispute, slowdown or stoppage has occurred with respect to Everlast's employees and there is no labor strike, material dispute, slowdown or stoppage pending or, to the knowledge of Everlast, threatened with respect to Everlast's employees. Schedule 2.15 hereto sets forth all pending grievances or arbitration proceedings against Everlast with respect to Everlast' operation of the Business.

                        Section 2.16 Environmental Matters. (a) The defined terms used herein have meanings set forth on Exhibit I For purposes of this
Section 2.16, Everlast and Everlast Holding include any entity which is, in whole or in part, a predecessor of Everlast or Everlast Holding, respectively.

                        (b)         Except as disclosed on Schedule 2.16:

                                    (i) no notice, notification, demand, request
                                    for    information,    citation,    summons,
                                    complaint  or  order  has  been  issued,  no
                                    complaint  has been  filed,  no penalty  has
                                    been  assessed and to  Everlast's,  Everlast
                                    Holding's  or  Stockholder's  knowledge,  no
                                    investigation,   proceeding   or  review  is
                                    pending,  or threatened by any  governmental
                                    entity  or  other   person  or  entity  with
                                    respect  to any  (A)  alleged  violation  by
                                    Everlast   or   Everlast   Holding,   or  to
                                    Everlast's,     Everlast    Holdings's    or
                                    Stockholder's    knowledge,   any   previous
                                    occupants  ("Previous   Occupants")  of  any
                                    property  (individually,  a  "Property"  and
                                    collectively, the "Properties"),  including,
                                    without limitation, the Leased Real Property
                                    and  the  Owned   Real   Property,   now  or
                                    previously  leased,  owned  or  operated  by
                                    Everlast   or  Everlast   Holding,   of  any
                                    Environmental  Law or liability  thereunder,
                                    (B) alleged  failure by Everlast or Everlast
                                    Holding,   or  to   Everlast's   ,  Everlast
                                    Holding's or Stockholder's knowledge, by any
                                    of  the  Previous  Occupants,  to  have  any
                                    Environmental    Permits,    (C)   Regulated
                                    Activity  on  any  of  the  Properties;  (D)
                                    Hazardous  Substances Released on any of the
                                    Properties;  (E) condition  which would give
                                    rise  to  any   liability   of  Everlast  or
                                    Everlast  Holding  under  any  Environmental
                                    Laws;

                                    (ii)  (A)  neither   Everlast  nor  Everlast

                                    Holding   or   to    Everlast's,    Everlast
                                    Holdings's or Stockholder's  knowledge,  any
                                    Previous  Occupants,   has  engaged  in  any
                                    Regulated  Activity  and  (B)  no  Regulated
                                    Activity has occurred at or on any of the Properties;

                                    (iii)    no    polychlorinated    biphenyls,
                                    radioactive  material,   urea  formaldehyde,
                                    lead, asbestos, asbestos-containing material
                                    or  underground   storage  tank  (active  or
                                    abandoned) is or has been present at any of the Properties;

                                    (iv)  no   Hazardous   Substance   has  been
                                    Released  (and  no   notification   of  such
                                    Release has been filed or made) or is present (whether or not in a reportable or threshold planning quantity) at, on or under any of the Properties;

                                    (v) neither Everlast nor Everlast Holding or
                                    Stockholder have received any notice that it
                                    is or may be liable under Environmental Laws
                                    at any of the  Properties or any property to
                                    which  Everlast  or  Everlast  Holding  has,
                                    directly  or   indirectly,   transported  or
                                    arranged  for  the  transportation  of,  any
                                    Hazardous  Substances which is listed or, to
                                    Everlast's,     Everlast     Holding's    or
                                    Stockholder's   knowledge,    proposed   for
                                    listing, on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or clean-up; and

                                    (vi) there are no liens under  Environmental
                                    Laws on any of the Properties; no government
                                    actions  have  been  taken  or  are,  to the
                                    knowledge of Everlast,  Everlast  Holding or
                                    Stockholder, in process, which could subject
                                    any of such  properties  to such  liens  and
                                    neither  Everlast nor  Everlast  Holding are
                                    now   required   to  place  any   notice  or
                                    restriction relating to Hazardous Substances on any deed to the Properties.

            (c) AAGP may have an environmental audit of the Properties conducted, which audit shall be conducted by a firm selected by AAGP at AAGP's expense. Everlast Holding, Everlast and Stockholders shall cooperate in connection therewith, including without limitation granting AAGP reasonable access to any of the Properties.

            (d) Except as identified on Schedule 2.16 hereto, there have been no environmental studies, reports, investigations, audits, tests, reviews or other analyses made or prepared relating to the current or prior business of Everlast Holding or Everlast or any of the Properties which has not been delivered to AAGP at least ten business days prior to the date hereof.

                        Section 2.17 Illegal Payments. Everlast has not, nor have any of the Stockholders, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of Everlast, which Everlast or any of the Stockholders know or have reason to believe to have been illegal under any federal, state or local laws or the laws of any other country having jurisdiction. Everlast and the Stockholders have not participated, jointly or individually, directly or indirectly, in any boycotts affecting any of its actual or potential customers.

                        Section 2.18 Business Relationships. Although there can be no assurance that such relationships or arrangements will continue, except as set forth on Schedule 2.18 hereto, Everlast and the Stockholders do not have material business relationships or arrangements of any nature whatsoever which they know or have reason to believe will not be available to the Surviving Corporation, following the consummation of the transactions contemplated hereby, on substantially the same terms or conditions as they are currently available to Everlast.

                        Section 2.19 Suppliers and Customers. Except as set forth on Schedule 2.19 hereto, no material supplier or customer of Everlast has during the past twelve months canceled or otherwise terminated its services or supplies to Everlast or its use or purchase of Everlast's products and services, or has communicated any threat to Everlast's management to do so. Except as set forth on Schedule 2.19 hereto, Everlast and Ben Nadorf do not have any knowledge that any material supplier or customer intends to cancel or otherwise terminate their relationship with Everlast or the usage or purchase of the products and services of Everlast or that the transactions contemplated by this Agreement will result in any such termination.

                        Section 2.20 Restrictive Documents or Laws. Except as set forth on Schedule 2.20 hereto, neither Everlast Holding nor Everlast is a party to or is bound under any, and there is no pending, proposed or, to the best of Everlast Holding's, Everlast's and Ben Nadorf's knowledge, threatened certificate, mortgage, lien, lease, agreement, contract, instrument, order, judgment or decree, or any similar restriction which has, or reasonably could be expected to have, a Material Adverse Effect with respect to Everlast.

                        Section 2.21 Properties.

                        (a) Schedule 2.21(a) hereto contains a correct and complete schedule of all leases, subleases, easements, licenses and other agreements of like kind, as amended, modified or supplemented to date (collectively, the "Leases"), under which Everlast occupies or has the right to occupy any real property (the land, buildings and other improvements covered by the Leases being referred to hereinafter as the "Leased Real Property.") Copies of all Leases have been delivered to AAGP. Each Lease is valid, binding and in full force and effect and enforceable against the parties thereto in accordance with its respective terms; all rent and other sums and charges payable by or to Everlast, as appropriate, as tenant, sublessor or sublessee thereunder are current. Except as listed on
            Schedule 2.21(a) hereto, no notice of default or termination under any Lease is outstanding, no termination event or condition or uncured default on the part of Everlast or, to Everlast's and Ben Nadorf's knowledge, on the part of the counterparty, exists under any Lease, and no event has occurred and no condition exists, and the consummation of the transactions contemplated by this Agreement will not create or result in an event or condition, which with the giving of notice or the lapse of time (or both) would constitute such a default or termination event or condition. Neither Ben Nadorf nor Everlast has any ownership interest in the landlord under any Lease. Everlast holds valid leasehold title to the properties identified on
            Schedule 2.21(a).

                        (b) Everlast is owner of valid fee title to the real property listed on Schedule 2.21(b) hereto (such real properties being referred to hereinafter as the "Owned Real Property"), which Schedule contains a complete legal description of each such parcel of real property. Except for Permitted Liens and as listed on
            Schedule 2.21(b) hereto, all real property and leasehold interests of Everlast are held free and clear of all mortgages, liens, security interests, covenants, restrictions or encumbrances of any nature whatsoever and Everlast has furnished AAGP copies of all title, engineering, geologic and environmental reports and surveys prepared by or for Stockholders or Everlast in respect of such real property or Leased Real Property.

                        (c) Neither  Stockholders  nor  Everlast  have  received
            notice, and Everlast has no knowledge of any pending or threatened condemnation proceeding affecting any real property of Everlast or any sale or other disposition of the real property of Everlast in lieu of condemnation.

                        (d) Except as provided in the Leases,  Everlast does not
            own or hold, and is not obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell or dispose of the real property of Everlast or any portion thereof or interest therein.

                        (e) Except as listed on Schedule 2.21(e) hereto, no financing statement under the Uniform Commercial Code or similar law naming Everlast as debtor has been filed in any jurisdiction in respect of any of its properties, and Everlast is not a party to or bound under any agreement or legal obligation authorizing any party to file any such financing statement.

                        (f) Schedule 2.21(f) hereto contains a complete and accurate list of all machinery, equipment, inventory, tooling, parts, furniture, supplies and other tangible personal property owned or used by Everlast valued at $100,000 or above, including, without limitation, the equipment capitalized for financial statement reporting purposes on the Financial Statements. It is understood that a disposition of any single item of tangible personal property with a net value on Everlast's books of more than $100,000 shall not be deemed to be a disposition in the ordinary course of business. The assets of Everlast are being maintained at normal levels adequate for the conduct of the business of Everlast as currently conducted and include all proprietary rights and other properties and assets applicable to or used in connection with the business of Everlast All assets of Everlast are in suitable condition and repair, except for ordinary wear and tear.

                        (g) The  inventory  of Everlast is being  maintained  at
            normal levels adequate for the continuation of its business as presently being conducted. The inventory shown on the books of Everlast at the close of business on the day before the Closing Date, will be, in the aggregate, substantially useable and saleable in the ordinary course of business of Everlast in accordance with the customary past practice and as valued by Everlast. Such valuation and physical inventory shall be delivered to AAGP.

                        Section 2.22 Contracts and Commitments. Schedule 2.22 hereto lists all personal property leases, contracts, agreements, contract rights, license agreements, franchise rights and agreements, policies, purchase and sales orders, quotations and executory commitments, instruments, third party guaranties, indemnifications, arrangements, obligations and understandings, whether oral or written, to which Everlast is a party (whether or not legally bound thereby) (collectively, the "Contracts"), other than purchase and sale orders, quotations and executory commitments incurred in the ordinary course of business of Everlast that are currently in effect and are not reasonably expected to exceed $50,000, if relating to capital expenditures or acquisition, or $10,000, if relating to rental or use of equipment, other personal property or fixtures. Each of the Contracts is valid and binding, in full force and effect and enforceable against Everlast and the other entities that are parties thereto in accordance with its provisions. Other than as set forth on Schedule 2.22, Everlast has not assigned, mortgaged, pledged, encumbered, or otherwise hypothecated any of its right, title or interest under any of the Contracts. Except as set forth on Schedule 2.22 hereto, neither Everlast, nor any other party thereto is in violation of, in default in respect of nor has there occurred an event or condition which, with the passage of time or giving of notice (or both), would constitute a material violation or a default of any Contract. No notice has been received by Stockholders or Everlast claiming any such default by Everlast or indicating the desire or intention of any other party thereto to amend, modify, rescind or terminate the same.

                        Section 2.23 Accounts Receivable. All accounts receivable and notes receivable reflected in the Financial Statements and any account receivable and notes receivable arising between the date of such Financial Statements and the Closing Date are or will be, to the extent not collected between the date hereof and the Closing Date, subsisting; arose or will arise in the ordinary and usual course of business; and except for the reserves set forth in the Financial Statements and reserves established thereafter in accordance with Everlast's prior practice, credit experience and GAAP consistently applied, are not and will not be subject to any counterclaim, set-off or defense and are not, and will not be, subject to any lien, charge or encumbrance of any nature.

                        Section  2.24  Officers,   Employees  and  Compensation.
Schedule 2.24 hereto lists and describes as of the date hereof, the base salary, fringe benefits and perquisites of any key employee of Everlast (other than temporary employees) whose total compensation for the fiscal year ending December 31, 2000 is estimated to exceed $50,000. Except as disclosed on
Schedule 2.24 hereto, there are no other forms of compensation paid by Everlast to any such officer or key employee. Except as disclosed on Schedule 2.24 hereto, the provisions for wages and salaries accrued on the Financial Statements are and will be adequate to reflect all obligations for wages and salaries and other compensation to Everlast's employees through December 31, 1999 including, without limitation, vacation pay, sick pay, and all commissions and other fees due and payable to agents, salesmen and other employees of Everlast. Except as listed on Schedule
2.24 hereto, Everlast is not obligated, directly or indirectly, to any director or shareholder of Everlast or any person related to such person by blood or marriage, except for current liability for compensation. No shareholder or director and no "affiliate" or "associate" (as such terms are defined in the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act")) thereof holds any position or office with or has any material financial interest, direct or indirect, in any supplier, customer or account of, or other outside business that has material transactions with Everlast. Schedule 2.24 hereto sets forth any rights of employees under existing contracts with Everlast in respect of severance arrangements.

                        Section 2.25 Banks; Safe Deposit Boxes. Schedule 2.25 hereto lists the names and locations of all banks at which Everlast has an account and/or safe deposit boxes, the numbers of any such accounts and the names of all persons authorized to draw thereon or to have access thereto.

                        Section 2.26 Books of Account; Records. The general ledgers, books of account and other records of Everlast are complete and correct, have been maintained in accordance with good business practices and the matters contained therein are appropriately and accurately reflected in the Financial Statements.

                        Section 2.27 Complete Disclosure. No representation or warranty made by Everlast, Everlast Holding or the Stockholders in this Agreement, and no exhibit, schedule, statement, certificate or other writing furnished to AAGP or New Corp. by or on behalf of Everlast, Everlast Holding or the Stockholders pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

                        Section 2.28 Formation and Authority of Everlast Holding Everlast Holding was formed solely for the purposes of the Merger and engaging in the transactions contemplated hereby. As of the date hereof and the Closing Date, all issued and outstanding shares of capital stock of Everlast Holding are and will be directly owned by the Stockholders. There are not as of the date hereof, and there will not be as of the Closing Date, any outstanding or authorized options, warrants, calls rights, commitments, or any other agreements requiring Everlast Holding to issue, transfer, sell, purchase, redeem, or acquire any shares of its capital stock. As of the date hereof and the Closing Date, except for the obligations or liabilities incurred in connection with its incorporation or organization in the transactions contemplated hereby, Everlast Holding has not or will not have incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities, or engaged in any activities of any kind whatsoever or entered into any agreements or arrangements with any person or entity.

                                   ARTICLE III
                                   -----------
                 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS
                 ----------------------------------------------

                        Each Stockholder individually hereby represents and warrants to the AAGP and New Corp., with respect to such Stockholder, as of the date hereof as follows:

                        Section 3.1 Shares. Each Stockholder owns the number of shares of Everlast Common Stock as set forth next to its name on Schedule I hereto, free and clear of all liens, claims or encumbrances except as set forth on Schedule 3.1 hereto. Each Stockholder has full right, power, legal capacity and authority to transfer and deliver the shares of Everlast Common Stock pursuant to this Agreement.

                        Section   3.2   Stockholder's   Addresses,   Access   to
Information, Experience, Etc.

                        (a) The address set forth on Schedule I hereto is each Stockholder's true and correct business, residence or domicile address.
Each Stockholder has received and read and is familiar with the terms of this Agreement. Each Stockholder or his representative has had an opportunity to ask questions of and receive answers from representatives of AAGP concerning the terms and conditions of this transaction. Each Stockholder or his representative has substantial experience in evaluating non-liquid investments, and is capable of evaluating the merits and risks of an investment in AAGP (or has consulted with a purchaser representative who has such experience).

                        (b) Each Stockholder or his representative acknowledges that it has had an opportunity to evaluate all information regarding AAGP as it has deemed necessary or desirable in connection with the transactions contemplated by this Agreement, has independently evaluated the transactions contemplated by this Agreement and has reached its own decision to enter into this Agreement.

                        Section 3.3 Purchase Entirely for Own Account. The Payment Shares to be received by each Stockholder and the Additional Shares will be acquired for investment for each Stockholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. The Stockholders each have no present plan or arrangement to dispose of the Payment Shares and the Additional Shares.

                        Section 3.4 Restricted Securities. Each Stockholder or his representative understands and acknowledges that the Payment Shares and the Additional Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this regard, each Stockholder represents that it is familiar with Rule 144 promulgated under the Securities Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Each Stockholder further acknowledges that the issuance of the Payment Shares and the Additional Shares are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) of the Securities Act. In furtherance thereof, such Stockholder represents and warrants to AAGP and New Corp. as follows:

                        (i) Such Stockholder has no need for liquidity with respect to his investment in AAGP; and

                        (ii) Such Stockholder (together with such Stockholder's Stockholder Representative(s) (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D promulgated under the Securities Act), if any), has such knowledge and experience in financial, and business matters as to be capable of evaluating the merits and risks of an investment in the Payment Shares and the Additional Shares. If such Stockholder has appointed a Stockholder Representative, such Stockholder has been advised by such Stockholder Representative as to the merits and risks of an investment in AAGP in general and the suitability of an investment in the Payment Shares and the Additional Shares for such Stockholder in particular.

                        Section  3.5  Legends.   It  is   understood   that  the
certificates evidencing the Payment Shares and the Additional Shares may bear a legend substantially as follows:

                        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                        The legends referred to above shall be removed by AAGP from any certificate at such time as the holder of the shares represented by the certificate delivers an opinion of counsel reasonably satisfactory to AAGP to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act, or at such time as the holder of such shares satisfies the requirements of Rule 144(k) under the Securities Act, provided that AAGP has received from the holder a written representation that
(i) such holder is not an affiliate of AAGP and has not been an affiliate of AAGP during the preceding three months, (ii) such holder has beneficially owned the shares represented by the certificate for a period of at least two years or such shorter period as required by Rule 144(k), and (iii) such holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares.

                        Section 3.6 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by or on behalf of Stockholders and Everlast in such a manner as not to give rise to any claim against New Corp. and AAGP.


                                   ARTICLE IV
                                   ----------
              REPRESENTATIONS AND WARRANTIES OF AAGP AND NEW CORP.
              ----------------------------------------------------

                        AAGP and New Corp. represent and warrant to Stockholders and Everlast as of the date hereof as follows:

                        Section 4.1 Corporate Existence. Each of AAGP and New Corp. is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                        Section 4.2 Authorization; Validity. Each of AAGP and New Corp. has all requisite corporate power and authority to enter into this
Agreement, the Option Grant Agreement to be entered into by and between New Corp. and George Q Horowitz substantially in the form of Exhibit E(the "George Horowitz Option Agreement"), the Consulting Agreement to be entered into by and between New Corp and David Shechet substantially in the forms of Exhibit D (the "David Shechet Consulting Agreement"), the Employment Agreements to be entered into by and between New Corp and each of Ben Nadorf and Wayne Nadorf substantially in the form of Exhibits B & C, respectively, (the "Ben Nadorf Employment Agreement" and the "Wayne Nadorf Employment Agreement", respectively), the Registration Rights Agreement to be entered into by and among AAGP and the Stockholders substantially in the form of Exhibit F (the "Registration Rights Agreement," and together with the George Horowitz Option Agreement, the Ben Nadorf Employment Agreement, the David Shechet Consulting
Agreement and the Wayne Nadorf Employment Agreement, the "Ancillary Agreements"), perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. All necessary corporate action has been taken by each of AAGP and New Corp. with respect to the execution, delivery and performance by each of AAGP and New Corp. of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby. Assuming the due execution and delivery of this Agreement and the Ancillary Agreements by, among others, the Stockholders, Everlast Holding, Everlast, and the other parties thereto (to the extent each is a party thereto), each of this Agreement and the Ancillary Agreements to which it is a party, is a legal, valid and binding obligation of each of AAGP and New Corp., enforceable against each of AAGP and New Corp. in accordance with its terms, except (i) as such ability to enforce may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity may be limited by federal or state securities laws of public policy. There does not exist any circumstances that would operate to terminate, reduce, alter or impair the obligation of AAGP to redeem the Redeemable Preferred Stock and to issue Make-Whole Shares or that give rise to any defense to the performance of AAGP's obligation to redeem the

Redeemable Preferred Stock and to issue Make-Whole Shares in accordance with the terms of this Agreement and their respective Certificates of Designation.

                        Section 4.3 Capitalization. The authorized capital stock of AAGP consists of (i) 10,000,000 shares of AAGP Common Stock, 2,492,581 of which were issued and outstanding at March 31, 2000 and (ii) 100,000 shares of Class A Common Stock, all of which were issued and outstanding at March 31, 2000. Schedule 4.3 hereto provides a list of outstanding options granted as of the date of this Agreement under AAGP's 1993 Employee Stock Option Plan and 1995 Non-Employee Director Stock Option Plan. No later than the Closing Date, the authorized capital stock will consist of (i) 19,000,000 shares of AAGP Common Stock, (ii) 100,000 shares of Class A Common Stock, and (iii) 1,000,000 shares of Preferred Stock. The capital stock of AAGP is duly authorized and all issued capital stock has been duly and validly issued and is fully paid and nonassessable and free of preemptive rights. The Payment Shares are duly authorized and when issued in accordance with the terms and conditions of this Agreement, will be validly issued, fully paid and nonassessable. The Payment Shares are not subject to any preemptive rights or other similar restrictions. The authorized capital stock of New Corp. consists of 100 shares of common stock, $.01 par value per share, all of which are issued and outstanding and owned by AAGP. The capital stock of New Corp. is duly authorized and all issued capital stock has been duly and validly issued and is fully paid and nonassessable and free of preemptive rights. The shares of New Corp Common Stock are duly authorized and when issued in accordance with the terms and conditions of this Agreement, will be validly issued, fully paid and nonassessable.

                        Section 4.4 Litigation. There is no claim, litigation, action, suit, proceeding, investigation or inquiry, administrative or judicial, pending or, to the knowledge of AAGP, threatened against AAGP or New Corp., at law or in equity, before any federal, state or local court or regulatory agency, or other governmental authority, which might have an adverse effect on AAGP's or New Corp.'s ability to perform any of its respective obligations under this Agreement or upon the consummation of the transactions contemplated by this Agreement.

                        Section 4.5 No Breach of Statute or Contract. Neither the execution and delivery of this Agreement and the Ancillary Agreements, nor the consummation by AAGP or New Corp. of the transactions contemplated hereby or thereby, nor compliance by AAGP or New Corp. with any of the provisions hereof and thereof, will violate or cause a default under any statute (domestic or foreign), judgment, order, writ, decree, rule or regulation of any court or governmental authority applicable to AAGP, New Corp. or any of AAGP's material properties; breach or conflict with any of the terms, provisions or conditions of the Certificates of Incorporation or By-laws of AAGP or New Corp.; or violate, conflict with or breach any agreement, contract, mortgage, instrument, indenture or license to which AAGP or New Corp. is party or by which AAGP or New Corp. is or may be bound, or constitute a default (in and of itself or with the giving of notice, passage of time or both) thereunder, or result in the creation or imposition of any encumbrance upon, or give to any other party or parties, any claim, interest or right, including rights of termination or cancellation in, or with respect to any of AAGP's properties.

                        Section 4.6 SEC Reports and Financial Statements. Since January 1, 1998, AAGP has filed with the Securities and Exchange Commission (the "SEC") all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act and the Exchange Act (as such documents have been amended or supplemented since the time of their filing, collectively, the "SEC Reports"). As of their respective dates, the SEC Reports (including without limitation, any financial statements or schedules included therein) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Act and Exchange Act (as the case may be) and all applicable rules and regulations of the SEC promulgated thereunder. Each of the consolidated financial statements included in the SEC Reports has been prepared from, and are in accordance with, the books and records of AAGP, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated results of operations and cash flows (and changes in financial position, if any) of AAGP as at the dates thereof or for the periods presented therein. Since June 30, 2000 (the end of the period covered by the last quarterly report on Form 10-Q filed by AAGP with the SEC), there has been no material adverse change in the business, financial condition and results of operations of AAGP and AAGP has not entered into an agreement or contract which is not in the ordinary course of business.

                        Section 4.7 Absence of Undisclosed Liabilities. Except as disclosed in the SEC Reports or as incurred in the ordinary course of business, AAGP has no material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, that would have a Material Adverse Effect.

                        Section 4.8 Complete Disclosure. No representation or warranty made by AAGP or New Corp. in this Agreement, and no exhibit, schedule, statement, certificate or other writing furnished to Everlast or Stockholders by or on behalf of AAGP or New Corp. pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

                        Section 4.9 Formation and Authority of New Corp. New Corp. was formed solely for the purposes of the Merger and engaging in the transactions contemplated hereby. As of the date hereof and the Closing Date, all issued and outstanding shares of capital stock of New Corp. are and will be directly owned by AAGP. There are not as of the date hereof, and there will not be as of the Closing Date, any outstanding or authorized options, warrants, calls rights, commitments, or any other agreements requiring New Corp. to issue, transfer, sell, purchase, redeem, or acquire any shares of its capital stock. As of the date hereof and the Closing Date, except for the obligations or liabilities incurred in connection with its incorporation or organization in the transactions contemplated hereby, New Corp. has not or will not have incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities, or engaged in any activities of any kind whatsoever or entered into any agreements or arrangements with any person or entity.

                        Section 4.10 Filings. Except (a) for the filing of the Certificate of Merger with the Secretary of the State of Delaware and any other appropriate documents with the relevant authorities of other states in which New Corp. or Everlast is qualified to do business, and (b) as described on Schedule
4.10 hereto, no consent, approval, or action of, filing with, or notice to any Governmental Authority of other public or private third party is necessary or required under any of the terms, conditions, or provisions of any law or order of any Governmental Authority or any contract to which AAGP or New Corp. or any of their respective assets or properties is bound for the execution and delivery of this Agreement by AAGP or New Corp., the performance by AAGP and New Corp. of their respective obligations hereunder, or the consummation of the transactions contemplated hereby.

                                    ARTICLE V
                                    ---------
                                    COVENANTS
                                    ---------

                        Section 5.1 Covenants of Everlast Regarding Conduct of Business Operations Pending the Closing. Everlast covenants and agrees that between the date of this Agreement and the Closing Date, Everlast will carry on its business in the ordinary course and consistent with past practice, will use its best efforts to (a) preserve its respective business organization intact,
(b) retain the services of its respective present employees, and (c) preserve the good will of its respective suppliers and customers, and will not, except in the ordinary course of business, purchase, sell, lease or dispose of any property or assets or incur any liability or enter into any other extraordinary transaction. By way of amplification and not limitation, Everlast shall not, between the date of this Agreement and the Closing Date, directly or indirectly, do any of the following without the prior written consent of the AAGP:

                        (i) execute any contract, agreement, license (as to which written consent may not be unreasonably withheld) or other instrument which is material for the Business;

                        (ii) make any distribution, bonus or loan to its shareholders or family members of its shareholders from the date hereof until the Closing Date;

                        (iii) (a) issue, sell, pledge, dispose of, encumber, authorize, or propose the issuance, sale, pledge, disposition, encumbrance or authorization of any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of its capital stock, or any other ownership interest; (b) amend or propose to amend its Articles of Incorporation; (c) split, combine or reclassify any of its outstanding shares, or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect thereto; or (d) redeem, purchase or otherwise acquire any shares of its capital stock;

                        (iv) (a) make any acquisition (by merger, consolidation, or acquisition of stock or assets) of any corporation, partnership or other business organization or division thereof; (b) except in the ordinary course of business and in a manner consistent with past practice, sell, pledge, dispose of, or encumber or authorize or propose the sale, pledge, disposition or encumbrance of any of its assets; (c) other than under any existing credit facility, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, partnership, firm or corporation, or make any loans or advances to any individual, partnership, firm, or corporation, or enter into any contract or agreement to do so, except in the ordinary course of business and consistent with past practice; (d) authorize any single capital expenditure or series of related capital expenditures each of which is in excess of $10,000; or (e) release or assign any indebtedness owed to it or any claims held by it, except in the ordinary course of business and consistent with past practice;

                        (v) take any action other than in the ordinary course of business and in a manner consistent with past practice with respect to the grant of any severance or termination pay (otherwise than pursuant to its policies in effect on the date hereof) or with respect to any increase of benefits payable under its severance or termination pay policies in effect on the date hereof;

                        (vi) make any payments (except in the ordinary course of business and in amounts and in a manner consistent with past practice) under any Employee Benefit Plan to any employee, independent contractor or consultant, enter into any new Employee Benefit Plan or any new consulting agreement, grant or establish any awards under such Employee Benefit Plan or agreement, in any such case providing for payments or awards having a fair market value of more than, $10,000, or adopt or otherwise amend any of the foregoing;

                        (vii) change any accounting policies or procedures (including without limitation its procedures with respect to the payment of accounts payable), other than such changes deemed necessary to comply with U.S. GAAP or required as a result of a change in law;

                        (viii) take, or agree in writing or otherwise to take, any of the foregoing actions or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect as of the date when made.

                        Section 5.2 Covenant Against Disclosure. (a) Everlast, Everlast Holding and each of the Stockholders each agree not to (i) disclose to any person, association, firm, corporation or other entity (other than AAGP, New Corp. or those designated in writing by AAGP and New Corp.) in any manner, directly or indirectly, any confidential information or data relevant to AAGP, whether of a technical or commercial nature, or (ii) use, or permit or assist, by acquiescence or otherwise, any person, association, firm, corporation or other entity (other than AAGP, New Corp. or those designated in writing by AAGP and New Corp.) to use, in any manner, directly or indirectly, any such information or data, excepting only use of such data or information as is at the time generally known to the public and which did not become generally known through any breach by Everlast, Everlast Holding, or any of the Stockholders of any provision of this Section 5.2(a) and further excepting disclosure that is required pursuant to law or the order of a court of competent jurisdiction, or other legal process or authority, it being understood, however, that Everlast, Everlast Holding and Stockholders will provide AAGP and New Corp. with prompt notice of the requirement for such disclosure as soon as practical after Everlast, Everlast Holding or any Stockholder is notified thereof and prior to its disclosure thereof so as to enable AAGP and New Corp., at AAGP's and New Corp.'s sole cost and expense, to challenge the order compelling such disclosure if AAGP and New Corp. so desire.

                        (b) AAGP and New Corp. agree not to (i) disclose to any person, association, firm, corporation or other entity (other than Everlast, Everlast Holding, each of the Stockholders or those designated in writing by Everlast, Everlast Holding and the Stockholders) in any manner, directly or indirectly, any confidential information or data relevant to Everlast, whether of a technical or commercial nature, or (ii) use, or permit or assist, by acquiescence or otherwise, any person, association, firm, corporation or other entity (other than Everlast, Everlast Holding, the Stockholders or those designated in writing by Everlast, Everlast Holding and the Stockholders) to use, in any manner, directly or indirectly, any such information or data, excepting only use of such data or information as is at the time generally known to the public and which did not become generally known through any breach by AAGP or New Corp. of any provision of this Section 5.2(b) and further excepting disclosure that is required pursuant to law or the order of a court of competent jurisdiction, or other legal process or authority, it being understood, however, that AAGP and New Corp. will provide Everlast, Everlast Holding and the Stockholders with prompt notice of the requirement for such disclosure as soon as practical after AAGP or New Corp. is notified thereof and prior to its disclosure thereof so as to enable Everlast, Everlast Holding and the Stockholders, at their cost and expense, to challenge the order compelling such disclosure if Everlast, Everlast Holding and the Stockholders so desire.

                        Section 5.3 Covenant Against Hiring. Stockholders each understand and acknowledge that in AAGP's view, it is essential to the successful operation of Everlast that AAGP retain substantially unimpaired Everlast's operating organization. Neither the Stockholders nor Everlast shall take any action which would induce any employee or representative of Everlast not to become or continue as an employee or representative of the Surviving Corporation, other than immediate family members of the Stockholders. Without limiting the generality of the foregoing, Stockholders shall not, whether directly or indirectly, through any subsidiary or affiliate, employ, whether as an employee, officer, agent, consultant or independent contractor, or enter into any partnership, joint venture or other business association with, any person who was at any time during the 12 months preceding the Closing Date an employee, representative or officer of Everlast, for a period of 12 months after the Closing Date.

                        Section 5.4 Injunctive Relief. Each of the parties hereto acknowledge and agree that the remedy at law for any breach of any of party's obligations under Sections 5.1, 5.2, 5.3, and 5.4 hereof would be inadequate, and agree and consent that temporary and permanent injunctive relief may be granted in a proceeding that may be brought to enforce any provision of Sections 5.1, 5.2, 5.3, and 5.4 without the necessity of proof of actual damage.

                        Section 5.5 Severability. With respect to any provision of this Agreement finally determined by a court of competent jurisdiction to be unenforceable, such court shall have jurisdiction to reform such provision so that it is enforceable to the maximum extent permitted by law, and the parties shall abide by such court's determination. In the event that any provision of this Agreement cannot be reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

                        Section 5.6 Further Assurances. On and after the Closing Date, Stockholders shall prepare, execute and deliver, at Everlast's expense, such further instruments or documents, and shall take or cause to be taken such other or further action as AAGP or New Corp. shall reasonably request at any time or from time to time in order to consummate the transactions contemplated by this Agreement. On and after the Closing Date, AAGP shall prepare, execute and deliver, at AAGP's expense, such further instruments, and shall take or cause to be taken such other or further action as Stockholders shall reasonably request at any time or from time to time in order to consummate the transactions contemplated by this Agreement. On or after the Closing Date, AAGP shall, upon reasonable notice, make available the books and records of New Corp. to Stockholders and their representatives during normal business hours for the purpose of assisting Stockholders in (i) defending litigation instituted by a third party and (ii) performing their obligations under Article VIII hereof.

                        Section 5.7 Announcements. None of the parties to this Agreement shall make any public announcements prior to the Closing Date with respect to this Agreement or the transactions contemplated hereby without the written consent of the other parties hereto, except as required by law.

                        Section 5.8  Consents.  Stockholders  and Everlast  each
shall use their best efforts to take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement including, without limitation, to obtain all permits, approvals (regulatory, governmental or otherwise), authorizations and consents of all third parties and to make all filings with and give all notices to third parties which may be necessary or required in order to effectuate the transactions contemplated hereby.

                        Section 5.9 George Horowitz Agreements. The Employment Agreement dated as of January 1, 2000 between AAGP and George Q Horowitz may not be amended or otherwise modified without the consent of a majority in interest of the Redeemable Preferred Stock. Upon consummation of the Merger, Mr. Horowitz shall be entitled to receive from AAGP a one time bonus resulting in net after-tax proceeds of $90,000, which Mr. Horowitz is required to use to repay certain indebtedness owed by Mr. Horowitz to AAGP.

                        Section 5.10 Ben Nadorf Employment Agreement. AAGP and Ben Nadorf shall use their commercially reasonable best efforts to enter into the Ben Nadorf Employment Agreement between AAGP and Ben Nadorf substantially in the form attached hereto as Exhibit B.

                        Section 5.11 David Shechet Consulting Agreement. AAGP and David Shechet shall use their commercially reasonable best efforts to enter into the David Shechet Consulting Agreement between AAGP and David Shechet substantially in the form attached hereto as Exhibit D.

                        Section 5.12 Wayne Nadorf Employment Agreement. AAGP and Wayne Nadorf shall use their commercially reasonable best efforts to enter into the Wayne Nadorf Employment Agreement between AAGP and Wayne Nadorf substantially in the form attached hereto as Exhibit C.

                        Section 5.13 George Horowitz Option Agreement. AAGP and George Q Horowitz shall use their commercially reasonable best efforts to enter into the George Horowitz Option Agreement between AAGP and George Q Horowitz substantially in the form attached hereto as Exhibit E.

                        Section 5.14 Registration Rights Agreement. AAGP and the Stockholders shall use their commercially reasonable best efforts to enter into the Registration Rights Agreement by and among AAGP and the Stockholders substantially in the form attached hereto as Exhibit F.

                        Section 5.15 Title Documents. Everlast Holding, Everlast, and Stockholders shall reasonably assist AAGP with respect to AAGP obtaining an updated survey, updated title commitment and Uniform Commercial Code search reports (state and local, personal property and fixture) with respect to Everlast Holding, Everlast and Stockholder, for all counties and states relating to the Owned Real Property and Leased Real Property. In connection therewith, Everlast Holding, Everlast and Stockholder shall provide to AAGP's counsel true and complete photostatic copies of all surveys and title insurance policies or commitments in Everlast Holding's, Everlast's and Stockholder's possession and covering the Owned Real Property and Leased Real Property, ten days after the date hereof.

                        Section 5.16 Life Insurance. For so long as any share of Redeemable Preferred Stock remains outstanding, AAGP shall keep in full force and effect the life insurance currently in effect on the life of Ben Nadorf, and shall solely use all proceeds realized from such life insurance to redeem any outstanding shares of Redeemable Preferred Stock on a pro rata basis.

                        Section 5.17 Substitute Consultant. If David Shechet is unable to perform services under the David Shechet Consulting Agreement due to death or disability and as a result AAGP is no longer obligated to make payments under the David Shechet Employment Agreement, Ben Nadorf or such other majority holder of outstanding Redeemable Preferred Stock may select another person or entity to examine the consolidated financial statements of AAGP on a quarterly basis. AAGP shall reimburse Ben Nadorf or such other majority holder for the costs of such person or entity up to a maximum of $30,000 per annum.

                        Section 5.18 Health Insurance. Until his death, AAGP shall use its commercially reasonable best efforts to include Ben Nadorf in the health insurance coverage it provides to members of senior management.


                                   ARTICLE VI
                                   ----------
                                CLOSING DOCUMENTS
                                -----------------

                        Section 6.1 Deliveries by Stockholders. On or prior to the Closing Date, Stockholders shall deliver to AAGP and New Corp., duly and properly executed, the following:

                        (a) A Certificate or Certificates representing the shares of Everlast Common Stock duly endorsed in blank for transfer or accompanied by separate stock powers duly executed in blank, with all necessary documentary stamps evidencing the payment of all applicable transfer taxes.

                        (b) Resignation letters, effective immediately, executed
            by each incumbent director and officer of Everlast designated by AAGP.

                        (c) Resolutions of the Boards of Directors of Everlast Holding and Everlast authorizing the execution and delivery of this Agreement by Everlast Holding and Everlast and the performance of their respective obligations hereunder, certified by their respective Secretaries.

                        (d) A  Certificate  of the  Secretary  of  State  of the
            States of New York, Delaware and the respective States of incorporation of each of the Subsidiaries, dated as of a recent date as to the good standing of Everlast Holding, Everlast, and the Subsidiaries, respectively, in such jurisdictions, along with telephonic or facsimile confirmations of such good standing on the Closing Date.

                        (e) A  Certificate  of the  Secretary  of  State of each
            state listed on Schedule 2.1, dated as of a recent date as to the good standing of Everlast Holding, Everlast or any Subsidiary, if applicable, in each such state, along with telephonic or facsimile confirmation of such good standing on the Closing Date.

                        (f) The legal opinion of counsel to Stockholders, Everlast Holding and Everlast in the form attached hereto as Exhibit G hereto.

                        (g) A  Certificate  of the  President  and  Secretary of
            Everlast Holding and Everlast in accordance with Section 7.1(iv) hereof and the satisfaction of Everlast of the conditions to closing provided for in Section 5.1 hereof.

                        (h) A Certificate  of  Stockholders  in accordance  with
            Section 7.1(iv) hereof and the satisfaction of Everlast of the conditions to closing provided for in Section 5.1 hereof.

                        (i) A  Certificate  of the Chief  Executive  Officer and
            Chief Financial Officer of Everlast as to the accuracy of the computation of the Net Current Assets.

                        (j) Such other  separate  instruments  or documents that
            AAGP may reasonably deem necessary or appropriate in order to consummate the transactions contemplated by this Agreement.

                        Section 6.2 Deliveries by AAGP and New Corp. On or prior to the Closing Date, AAGP and New Corp. shall deliver to Stockholders all duly and properly executed, the following:

                        (a) Resolutions of the Board of Directors of each of AAGP and New Corp. authorizing the execution and delivery of this Agreement and the Ancillary Agreements to which it is a party by each of AAGP and New Corp. and the performance of its obligations hereunder and thereunder, certified by the Secretary of each of AAGP and New Corp., as the case may be.

                        (b) A Certificate of the Secretary of State of the State
            of Delaware dated as of a recent date as to the good standing of AAGP and New Corp. in the State of Delaware,

                        (c) The legal opinion of counsel to each of AAGP and New
            Corp. in the form attached hereto as Exhibit H hereto.

                        (d) A Certificate of the President and Secretary of AAGP
            and New Corp. in accordance with Section 7.2(iv).

                        (e) The  certificates  of Payment Shares to be delivered
            at Closing to Stockholders.

                        (f)  The   certificates  of  Additional   Shares  to  be
            delivered at Closing to the Stockholders.

                        (g) The certificates of Redeemable Preferred Stock to be
            delivered at Closing to the Stockholders.

                        (h) Certified checks made to each of the Stockholders in
            the amount as shown on Schedule I hereto.

                        (i) The George Horowitz Option Agreement.

                        (j) The Ben Nadorf Employment Agreement.

                        (k) The David Shechet Consulting Agreement.

                        (l) The Wayne Nadorf Employment Agreement.

                        (m) The Registration Rights Agreement.

                        (n) Such other  separate  instruments  or documents that
            Stockholders may reasonably deem necessary or appropriate in order to consummate the transactions contemplated by this Agreement.


                ARTICLE VII CONDITIONS PRECEDENT TO OBLIGATIONS.
                ----------- ------------------------------------

                        Section 7.1 Conditions to Obligations of AAGP and New Corp. Each and every obligation of each of AAGP and New Corp. to be performed on the Closing Date shall be subject to the satisfaction as of or before the Closing Date of the following conditions (unless waived in writing by AAGP and New Corp.):

                        (a) Representations and Warranties. Stockholders' and Everlast's representations and warranties set forth in Articles II and III of this Agreement shall have been true and correct when made and shall be true and correct at and as of the Closing Date as if such representations and warranties were made as of the Closing Date. No representation or warranty of Stockholders contained in
            Article III hereof shall be deemed untrue or incorrect for the purposes of this Section 7.1(i), as a consequence of the existence of any fact, circumstance or event, unless such fact, circumstance or event, individually or taken together with all other facts, circumstances or events inconsistent with any Section of Article III has or would have a Material Adverse Effect with respect to Everlast Holding and Everlast or the Business taken as a whole, provided, however, that as used above "Material Adverse Effect" shall exclude
            (a) any change or effect due to general economic or industry wide conditions, (b) any continuation of an adverse trend disclosed to AAGP, New Corp. or any affiliate of AAGP on or prior to the date hereof and (c) any condition described in the Schedules to this Agreement.

                        (b) Performance of Agreement. All covenants,  conditions
            and other obligations under this Agreement which are to be performed or complied with by Stockholders and Everlast Holding and Everlast shall have been fully performed and complied with on or prior to the Closing Date including, without limitation, the delivery of the fully executed instruments and documents in accordance with Section 6.2.

                        (c) No Adverse Proceeding.  There shall be no pending or
            threatened claim, action, litigation or proceeding, judicial or administrative, or governmental investigation against AAGP, New Corp., Stockholders, Everlast Holding or Everlast, for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation hereof is illegal.

                        (d) Certificates.  Each of Everlast Holding and Everlast
            and each Stockholder shall have delivered to AAGP and New Corp. its certificate, dated the Closing Date, executed by Everlast Holding's President and Secretary, and each Stockholder, respectively, to the effect that (a) the conditions set forth in subsections (i) and (ii) and, to the best knowledge of such officers and Stockholders, respectively, (iii), of this Section 7.1 have been satisfied, and
            (b) the Certificates of Incorporation and By-laws of Everlast Holding and Everlast shall have not been amended since the date upon which certified copies of each had been delivered to AAGP and New Corp. and remain in full force and effect.

                        (e) Operation of the Business. The operation of Everlast
            in the ordinary course shall have continued without material adverse change.

                        (f) Rights to Acquire  Capital  Stock.  There  shall not
            exist any rights to acquire capital stock of Everlast Holding and Everlast other than the rights of AAGP and New Corp. arising under this Agreement.

                        (g) AAGP Stockholder  Consent.  The stockholders of AAGP
            shall have affirmatively voted to (i) to amend the certificate of incorporation of AAGP to provide for the issuance of preferred stock of AAGP upon such terms as shall be designated by the Board of Directors of AAGP, (ii) to change the name of AAGP to a name that includes "Everlast," and (iii) to effect such other matters as may be necessary to consummate the Merger.

                        (h) Government  Consents and Approvals.  All filings and
            registrations with, and notifications to, all federal, state, local and foreign authorities required for consummation of the transactions contemplated by this Agreement shall have been made, and all consents, approvals and authorizations of all federal, state, local and foreign authorities and parties to contracts, licenses, agreements or instruments required for consummation of the transactions contemplated by this Agreement shall have been received and shall be in full force and effect.

                        (i) Material  Adverse  Change.  Since  December 31, 1999
            here shall not have been any material adverse change in the business, operations, financial condition, assets, liabilities, prospects of Everlast and its subsidiaries, taken as a whole.

                        Section 7.2 Conditions to Obligations of Stockholders and Everlast.

                        Each and every obligation of Stockholders, Everlast Holding and Everlast to be performed on the Closing Date shall be subject to the satisfaction as of or before the Closing Date of the following conditions (unless waived in writing by Stockholders, Everlast Holding and Everlast):

                        (a) Representations and Warranties. AAGP's and New Corp.'s representations and warranties set forth in Article IV of this Agreement shall have been true and correct when made and shall be true and correct at and as of the Closing Date as if such representations and warranties were made as of the Closing Date.

                        (b) Performance of Agreement. All covenants,  conditions
            and other obligations under this Agreement which are to be performed or complied with by AAGP and New Corp. shall have been fully performed and complied with on or prior to the Closing Date including the delivery and the fully executed instruments and documents in accordance with Section 6.2.

                        (c) No Adverse Proceeding.  There shall be no pending or
            threatened claim, action, litigation or proceeding, judicial or administrative, or governmental investigation against AAGP, New Corp., Stockholders, Everlast Holding or Everlast, for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation hereof is illegal.

                         (d) Certificate. AAGP and New Corp. shall have delivered to Stockholders a certificate, dated the Closing Date, executed by each of AAGP's and New Corp.'s President and Secretary to the effect that (a) the conditions set forth in subsections (i) and (ii) and, to the best knowledge of such officers, (iii), of this
            Section 7.2 have been satisfied and (b) the Certificate of Incorporation and By-laws of each of AAGP and New Corp. shall have not been amended since the date upon which certified copies of each had been delivered to Stockholders and remain in full force and effect.

           [The remainder of this page was intentionally left blank.]

                                  ARTICLE VIII
                                  ------------
                                 INDEMNIFICATION
                                 ---------------

                        Section 8.1 Survival of Representations,  Warranties and
                                    Agreements.

                        Subject to the limitations set forth in this Article VIII and notwithstanding any investigation conducted at any time with regard thereto by or on behalf of AAGP, New Corp. or Stockholders, Everlast Holding and Everlast all representations, warranties, covenants and agreements of AAGP and New Corp. or Stockholders, Everlast Holding and Everlast in this Agreement and in the Additional Documents (as hereinafter defined) shall survive the execution, delivery and performance of this Agreement and shall be deemed to have been made again by AAGP and New Corp. or Stockholders Everlast Holding and Everlast on and as of the Closing Date. All statements contained in any Additional Document shall be deemed representations and warranties of AAGP and New Corp. or Stockholders, Everlast Holding and Everlast as the case may be, set forth in this Agreement within the meaning of this Article. From and after the Closing, none of the parties hereto shall be liable or responsible in any manner whatsoever to any other party, whether for indemnification or otherwise, except for indemnity as expressly provided in this Article VIII, which provides the exclusive remedy and cause of action of the parties hereto with respect to any matter arising out of or in connection with this Agreement or any Schedule hereto, or any opinion or certificate delivered in connection herewith, provided that the foregoing shall not restrict each party's right to (i) seek equitable relief as provided in Section 5.4 hereof or (ii) assert a cause of action against the other party under Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder, if such other party, with actual knowledge and the intent to defraud, has (a) made an untrue statement of material fact or (b) omitted to state a material fact, in either case in connection with the transaction contemplated by this Agreement.

                        Section 8.2 Indemnification.

                        (a) Subject to the limitations set forth in this Article
            VIII,  Ben Nadorf shall  indemnify  and hold  harmless  AAGP and New
            Corp. from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments or causes of action, assessments, costs and expenses including, without limitation, interest, penalties, reasonable attorneys' fees, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred or suffered by AAGP or New Corp., directly or indirectly, as a result of or arising from the following (individually an "Indemnifiable Claim" and collectively "Indemnifiable Claims" when used in the context of AAGP or New Corp. as the Indemnified Party (as defined below)):

                                    (i) Any  inaccuracy  in or  breach of any of
                        the representations, warranties or agreements made in this Agreement by Stockholders, Everlast Holding and

                        Everlast or the non-performance of any covenant or obligation to be performed by Stockholders; or

                                    (ii)   Any   misrepresentation   in  or  any
                        omission from any certificate, schedule, exhibit or other material document (collectively, the "Additional Documents") furnished or to be furnished by or on behalf of Stockholders, Everlast Holding and Everlast in their capacity as such under this Agreement.

                        (b) Subject to the limitations set forth in this Article
            VIII, the Stockholders shall indemnify and hold harmless AAGP and New Corp. from and against any and all Damages, asserted against, resulting to, imposed upon, or incurred or suffered by AAGP or New Corp., directly or indirectly, as a result of or arising from the following (also an "Indemnifiable Claim" and collectively "Indemnifiable Claims" when used in the context of AAGP or New Corp. as the Indemnified Party (as defined below)):

                                    (i) Any  inaccuracy  in or  breach of any of
                        the representations, warranties or agreements made in this Agreement by Stockholders in Section 2.6, Section
                        2.9 or Article III hereof; and

                                    (ii) Taxes, fees or penalties that may arise
                        as a result of ongoing or future audits of any tax return filed by Everlast prior to the date of Closing by any federal, state, local foreign tax authority (provided, however, that the indemnity provided by the Stockholders shall only be with respect to 50% of the Damages).

                        (c) Subject to the limitations set forth in this Article
            VIII, AAGP shall indemnify and hold harmless Stockholders from and against any and all Damages asserted against, resulting to, imposed upon, or incurred or suffered by Stockholders, directly or indirectly, as a result of or arising from the following (individually an "Indemnifiable Claim" and collectively "Indemnifiable Claims" when used in the context of Stockholders as the Indemnified Party):

                                    (i) Any  inaccuracy  in or  breach of any of
                        the representations, warranties or agreements made by AAGP and New Corp. in this Agreement or the non-performance of any covenant or obligation to be performed by AAGP;

                                    (ii)   Any   misrepresentation   in  or  any
                        omission from any Additional Document furnished or to be furnished by or on behalf of AAGP or New Corp.; or

                                    (iii)  Any  use  by  AAGP  of  the  name  or
                        likeness of Muhammad Ali.

                        Section 8.3 Limitations on Indemnification. Rights to indemnification hereunder are subject to the following limitations:

                        (a) Neither AAGP and New Corp. nor Stockholders shall be
            entitled to indemnification hereunder with respect to an Indemnifiable Claim (or, if more than one Indemnifiable Claim is asserted, with respect to all Indemnifiable Claims) unless the aggregate amount of Damages with respect to such Indemnifiable Claim or Claims on behalf of Stockholders on the one hand, and AAGP and New Corp. on the other hand, exceeds $200,000, in which event the Indemnified Party shall be entitled to be indemnified for the full amount of all Indemnifiable Claims in excess of $200,000. The $200,000 limitation referred to above shall not apply to Stockholders', Everlast's and Everlast Holding's representations or agreements set forth in Sections 2.5 and 3.1 hereof or AAGP's representations set forth in Section 4.3 hereof.

                        (b) The  obligation  of indemnity  provided  herein with
            respect to the representations and warranties set forth in Article II (except Section 2.9) of this Agreement shall terminate one year after the Closing Date (other than for claims made prior to such date).

                        (c) The  obligation  of indemnity  provided  herein with
            respect to the  representations  and warranties set forth in Section
            2.9 of this Agreement shall terminate on:

                                    (i)  the   expiration   of  the  periods  of
                        limitations and any extensions thereof applicable to assessment and collection of federal income taxes under the Code with respect to the representations as to the absence of unpaid or undisclosed federal income taxes (including any interest, penalties or expenses) of Stockholders, Everlast and Everlast Holding; and

                                    (ii)  the   expiration  of  the  periods  of
                        limitations and any extensions thereof applicable to assessment and collection of state taxes, with respect to the representations as to the absence of unpaid or undisclosed state income taxes (including any interest, penalties or expenses) of Stockholders, Everlast and Everlast Holding.

                        (d) If, prior to the  termination  of any  obligation to
            indemnify as provided for herein, written notice of a claimed breach is given by the party seeking indemnification including in detail the basis therefor (the "Indemnified Party") to the party from whom indemnification is sought (the "Indemnifying Party") or a suit or action based upon a claimed breach is commenced against the Indemnified Party, the Indemnified Party shall not be precluded from pursuing such claimed breach or suit or action, or from recovering from the Indemnifying Party (whether through the courts or otherwise) on the claim, suit or action, by reason of the termination otherwise provided for above.

                        (e) In  calculating  the amount of any  damage,  loss or
            claim suffered or incurred by AAGP for which indemnification is sought hereunder, the amount of indemnification to which AAGP shall be entitled shall be net of any final reduction, after including income from reimbursement, in AAGP's federal income tax liability attributable to such damage, loss or claim for the tax year of AAGP in which such damages, loss or claim is incurred, and for any other future income tax benefits.

                        (f) With respect to the  indemnity  provided in Sections
            8.2(a) and (b) hereof, the Stockholders may, at their option, satisfy the indemnity obligations hereunder by requesting the AAGP offset from redemption payments required to be made by AAGP pursuant to the Redeemable Preferred Stock beginning with the next such redemption payment.


                        Section 8.4 Procedure for  Indemnification  with Respect
                                    to Third-Party Claims.

                        The Indemnified Party will give the Indemnifying Party prompt written notice of any third party claim, demand, assessment, suit or proceeding to which the indemnity set forth in Section 8.2 applies, which notice to be effective must describe said claim in reasonable detail (the "Indemnification Notice"). Notwithstanding the foregoing, the Indemnified Party shall not have any obligation to give any notice of any assertion of liability by a third party unless such assertion is in writing and the rights of the Indemnified Party to be indemnified hereunder in respect of any third party claim shall not be adversely affected by its failure to give notice pursuant to the foregoing unless and, if so, only to the extent that, the Indemnifying Party is materially prejudiced thereby. The Indemnifying Party will have the right to control the defense or settlement, including the hiring of counsel, of any such action subject to the provisions set forth below, but the Indemnified Party may, at its election, participate in the defense of any action or proceeding at its sole cost and expense. Should the Indemnifying Party fail to defend any such action (except for failure resulting from the Indemnified Party's failure to timely give the Indemnification Notice), then, in addition to any other remedy, the Indemnified Party may settle or defend such action or proceeding through counsel of its own choosing and may recover from the Indemnifying Party the amount of such settlement, demand, or any judgment or decree and all of its costs and expenses, including reasonable fees and disbursements of counsel. The Indemnified Party will not compromise or settle any claim without the prior written consent of the Indemnifying Party which consent shall not be unreasonably withheld; provided, however, if such approval is unreasonably withheld, the liability of the Indemnified Party will be limited to the total sum represented in the amount of the proposed compromise or settlement and the amount of the Indemnified Party's reasonable counsel fees incurred in defending such claim, as permitted by the preceding sentence, accrued at the time said approval is unreasonably withheld. Notwithstanding the preceding sentence, the foregoing limitation on the liability of the Indemnified Party shall only be applicable if (i) a complete release of the Indemnifying Party is contemplated to be part of the proposed compromise or settlement of such third party claim and (ii) the Indemnifying Party withholds its consent to such compromise or settlement.

                        Section 8.5 Procedure For  Indemnification  with Respect
                                    to Non-Third-Party Claims.

                        In the event that the Indemnified Party asserts the existence of an Indemnifiable Claim (but excluding claims resulting from the assertion of liability by third parties), it shall give prompt written notice to the Indemnifying Party specifying the nature and amount of the claim asserted (the "Non-Third Party Claim Indemnification Notice"). If the Indemnifying Party, within 30 days (or such greater time as may be necessary for the Indemnifying Party to investigate such Indemnifiable Claim not to exceed 60 days), after receiving the Non-Third Party Claim Indemnification Notice from the Indemnified Party, shall not give written notice to the Indemnified Party announcing their intent to contest such assertion of the Indemnified Party (the "Contest Notice"), such assertion shall be deemed accepted and the amount of claim shall be deemed a valid Indemnifiable Claim. During the time period set forth in the preceding sentence, the Indemnified Party shall cooperate fully with the Indemnifying Party in respect of such Indemnifiable Claim. In the event, however, that the Indemnifying Party contests the assertion of a claim by giving a Contest Notice to the Indemnified Party within said period.


                                   ARTICLE IX
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

                        Section 9.1 Notices. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar nationally recognized service or by facsimile) or three business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the address shown in this Agreement for, or such other address as may be designated in writing hereafter by, such party:

            If to Stockholders:     At their addresses set forth on Schedule I
            ------------------
            with a copies to:       David Shechet
                                    110-11 Queens Boulevard, Apartment 20B
                                    Forest Hills, New York 11375

                                    and

                                    Lesser & Harrison
                                    Two West 45th Street
                                    New York, New York 10036
                                    Attention: Stanley C. Lesser, Esq.

            If to AAGP or           Active Apparel Group, Inc.

            New Corp.:              1350 Broadway, Suite 2300
            ---------
                                    New York, New York 10018
                                    Attention: Mr. George Q Horowitz
                                    Facsimile Number : (212) 563-0824

            with a copies to:       Edward Epstein, Esq.
                                    915 Middle River Drive, Suite 419
                                    Fort Lauderdale, Florida 33304

                                    and

                                    Olshan Grundman Frome Rosenzweig
                                      & Wolosky LLP
                                    505 Park Avenue
                                    New York, New York 10022
                                    Attention: Robert H. Friedman, Esq.

                        Section 9.2 Entire Agreement. This Agreement, the Additional Documents and the documents referred to herein embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

                        Section 9.3 Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon AAGP, New Corp., Stockholders, Everlast Holding and Everlast and their respective successors and permitted assigns, beneficiaries or personal representatives. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other parties except that AAGP shall have the right to assign its rights but not its obligations hereunder to any affiliate of AAGP. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

                        Section 9.4 Captions. The Article and Section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

                        Section 9.5 Expenses of Transaction. Everlast Holding shall pay all reasonable costs and expenses incurred by it and Everlast and Stockholders in connection with this Agreement and the transactions contemplated hereby, including, but not limited to, brokerage fees due to Chase Securities Inc., which payment or accrual of expenses shall be reflected on the Closing Date Balance Sheet, provided that all expenses related to legal, accounting and other related fees relating to the sale of Everlast in excess of $100,000, shall be the responsibility of Stockholders. AAGP shall pay all costs and expenses incurred by it and New Corp. in connection with this Agreement and the transactions contemplated hereby.

                        Section 9.6 Waiver;  Consent.  This Agreement may not be
changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by each of the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed to in writing, no waiver by that party of any condition of this Agreement or breach by any other party of any of its obligations, representations or warranties hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation or warranty by such other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by such other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

                        Section  9.7 No Third  Party  Beneficiaries.  Subject to
Section 9.3 hereof, nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement.

                        Section 9.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Facsimile signatures may be delivered; provided that original signatures follow by mail or courier.

                        Section IX.9 Gender. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

                        Section 9.10 Governing Law and Jurisdiction. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York, without regard to the principles of conflicts of laws thereof. The parties hereto agree that any action or proceeding to enforce any right arising out of this Agreement and the Ancillary Agreements may be commenced in the Supreme Court of New York or in the United States District Court for the Southern District of New York, and the parties hereto consent to such jurisdiction, agree that venue to the extent permitted by applicable law, will be proper in such courts in any such matter, agree, that New York is the most convenient forum for litigation in any such suit, action or legal proceeding, and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Surviving Corporation, or as otherwise provided by the laws of the State of New York or the United States. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                        Section 9.11 Termination. (a) This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing:

                        (i) By  mutual  written  consent  of  AAGP,  New  Corp.,
            Stockholders, Everlast and Everlast Holdings.

                        (ii) By either AAGP, New Corp.,  Stockholders,  Everlast
            and Everlast Holdings if the transactions contemplated by this Agreement shall not have been consummated on or before December 31, 2000.

                        (iii) By AAGP and New Corp. if any  condition  specified
            in Section 7.1 hereto has not been met or waived by the Stockholders, Everlast Holding and Everlast at such time as such condition can no longer be satisfied;

                        (iv) By  Stockholders,  Everlast and Everlast Holding if
            any condition specified in Section 7.2 hereto has not been met or waived by AAGP and New Corp. at such time as such condition can no longer be satisfied;

                        (v) By either Stockholders, Everlast Holding and Everlast or AAGP and New Corp. if a court of competent jurisdiction or regulatory authority shall have issued a final, non-appealable order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement;

                        (b) Effect of Termination. In the event of any termination of this Agreement in accordance with this Section 9.11 hereof, this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of any party hereto or their respective affiliates, officers, directors, employees or agents by virtue of such termination.

                        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    ACTIVE APPAREL GROUP, INC.


                                    By: /s/ George Q Horowitz
                                       ----------------------------------------
                                       Name: George Q Horowitz
                                       Title: CEO

                                    ACTIVE APPAREL NEW CORP.

                                    By:  /s/ George Q Horowitz
                                       ----------------------------------------
                                       Name: George Q Horowitz
                                       Title: CEO

                                    EVERLAST WORLD'S BOXING  HEADQUARTERS CORP.


                                    By: /s/ Ben Nadorf
                                       ----------------------------------------
                                       Name: Ben Nadorf
                                       Title: Pres.

                                    EVERLAST HOLDING CORP.


                                    By:  /s/ Ben Nadorf
                                       ----------------------------------------
                                       Name: Ben Nadorf
                                       Title: Pres.

                                    STOCKHOLDERS:

                                       /s/ Ben Nadorf
                                    -------------------------------------------
                                    Ben Nadorf

                                       /s/ Arlene Shechet
                                    -------------------------------------------
                                    Arlene Shechet

                                       /s/ Arthur Shechet
                                    -------------------------------------------
                                    Arthur Shechet

                                   Schedule I



--------------------------------------------------------------------------------
Stockholder        Number of
                   Shares of     Number of
                   AAGP          Shares of         Number of
                   Common        Redeemable        Shares of New
                   Stock         Preferred Stock   Common Stock     Cash Payment
--------------------------------------------------------------------------------
Ben Nadorf          112,500        40,500           342,000         $9,000,000
--------------------------------------------------------------------------------
Arlene Shechet        6,250         2,250            19,000            500,000
--------------------------------------------------------------------------------
Arthur Shechet        6,250         2.250            19,000            500,000
--------------------------------------------------------------------------------

                                                                      APPENDIX B
                           ACTIVE APPAREL GROUP, INC.

                             2000 STOCK OPTION PLAN


            1.          Purpose of the Plan.

                        This 2000 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, advisors and consultants to Active Apparel Group, Inc., a Delaware corporation (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                        It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of
Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

                        The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

            2.          Administration of the Plan.

                        The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors that are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

                        Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                        In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under
Section 162(m) of the Code may only be granted by the Committee.

            3.          Designation of Optionees.

                        The persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall include employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

            4.          Stock Reserved for the Plan.

                        Subject to adjustment as provided in Section 7 hereof, a total of 1,000,000 shares of the Company's Common Stock, $0.002 par value per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 600,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of
Section 162(m) of the Code.

            5.          Terms and Conditions of Options.

                        Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                        (a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value (as such term is defined below) of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

                        (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

                        (c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. Unless otherwise determined by the Committee at grant, all options granted under this plan and then outstanding shall immediately vest and become exercisable upon a Change of Control. A "Change of Control" shall mean: (i) the sale of all or substantially all of the assets of the Company in one or a series of related transactions to any person or entity or group of persons or entities acting in concert or (ii) the merger or consolidation of the Company with or into another corporation with the effect that the then existing stockholders of the company hold less than 50% of the combined voting power of the then outstanding securities of the surviving corporation of such merger or the corporation resulting from such consolidation or (iii) the acquisition by any person or entity or group of persons or entities acting in concert of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of the outstanding shares of the voting stock of the Company or (iv) the adoption of a plan relating to the liquidation or dissolution of the Company.

                        (d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee
(i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                        (e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                        (f) Termination by Death. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                        (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised one year after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such one-year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                        (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised three months after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three-month period, any unexercised

Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                        For purposes of this paragraph (h) "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                        (i) Other Termination. Unless otherwise determined by the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of three months after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

                        (j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                        (k) Transfer of Incentive Option Shares. The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

            6.          Term of Plan.

                        No Option shall be granted pursuant to the Plan on or after August 10, 2010, but Options theretofore granted may extend beyond that date.

            7.          Capital Change of the Company.

                        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

            8.          Purchase for Investment.

                        Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

            9.          Taxes.

                        The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

            10.         Effective Date of Plan.

                        The  Plan  shall  be   effective  on  August  10,  2000;
provided, however, that the Plan shall subsequently be approved by majority vote of the Company's stockholders not later than August 10, 2001.

            11.         Amendment and Termination.

                        The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without the Optionee's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

                        (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

                        (b) materially increase the benefits accruing to the Optionees under the Plan;

                        (c) materially modify the requirements as to eligibility for participation in the Plan;

                        (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 80% of the Fair Market Value per share of Stock on the date of grant thereof; or

                        (e) extend the term of any Option beyond that provided for in Section 5(b).

                        The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

            12.         Government Regulations.

                        The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

            13.         General Provisions.

                        (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                        (b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                        (c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                        (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.



                                            ACTIVE APPAREL GROUP, INC.
                                                August 10, 2000

                                                                      Appendix C
                    CERTIFICATE OF THE DESIGNATIONS, POWERS,
                             PREFERENCES AND RIGHTS
                                     OF THE
                SERIES A REDEEMABLE PARTICIPATING PREFERRED STOCK
                           ($.01 par value per share)

                                       of

                           ACTIVE APPAREL GROUP, INC.
                             a Delaware Corporation

                                   ----------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                                   ----------

            ACTIVE APPAREL GROUP, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

            DOES HEREBY CERTIFY:

            FIRST: That, pursuant to authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, there hereby is created, out of the 1,000,000 shares of Preferred Stock of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock consisting of 45,000 shares, $.01 par value per share, to be designated "Series A Preferred Stock," and to that end the Board adopted a resolution providing for the designations, powers, preferences and rights, and the qualifications, limitations and restrictions of, the Series A Redeemable Participating Preferred Stock, which resolution is as follows:

                        RESOLVED,  that  the  Certificate  of the  Designations,
            Powers, Preferences and Rights of the Series A Convertible Preferred Stock ("Certificate of Designation") be and is hereby authorized and approved, which Certificate of Designation shall be filed with the Delaware Secretary of State in the form as follows:

            1.   Dividends.
                 ----------

                        Commencing  on the  date of  issuance  of the  Series  A
            Preferred Stock, dividends shall accrue to the holders of the Series A Preferred Stock as provided in this Section 1. The aggregate dividends for any fiscal year to be divided pro rata among all holders of outstanding Series A Preferred Stock as of the start of such fiscal year (or as of the date of issuance for the fiscal year ending December 31, 2000) (the "Dividend Period") shall be the product of
            (i) two-thirds (2/3) multiplied by (ii) the Net After Tax Profits (as defined in Section 10 hereof) multiplied by (iii) the Outstanding Redeemable Percentage (as defined in Section 10 hereof) (the "Preferred Dividends"). The dividends payable for a fiscal year shall be due on March 15 of the succeeding fiscal year, or such later date that the Corporation's audited financial statements have been completed and the Corporation shall have received a signed opinion from its independent auditors in respect of such financial statements, but in no event shall the payment be made later than March 31 of the succeeding fiscal year to the extent the Corporation has funds legally available; provided, however, that the dividend payments payable for the fiscal year ending December 31, 2000 shall be due on March 15, 2002, or such later date that the Corporation's audited financial statements for fiscal year ending December 31, 2001 have been completed and the Corporation has received a signed opinion from its independent auditors, but in no event shall the payment be made later than March 31, 2002 to the extent the Corporation has funds legally available. If the Corporation fails to pay the dividends to any holder of Series A Preferred Stock, the Corporation shall be subject to the provisions of Section 4(b) hereof.

                        Preferred  Dividends  on shares  of  Series A  Preferred
            Stock shall be cumulative (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that if at any time the Preferred Dividends upon the Series A Preferred Stock to the end of the last completed Dividend Period shall not have been paid and a sum sufficient for the payment thereof set apart, the amount of the deficiency in such Preferred Dividends shall be fully paid (but without interest), or Preferred Dividends in such amounts shall have been declared on the shares of the Series A Preferred Stock and a sum sufficient for the payment thereof shall have been set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made upon any class of stock ranking as to dividends or upon liquidation junior to the Series A Preferred Stock (other than a dividend payable in such junior stock) and before any sum or sums shall be set aside for or applied to the purchase or redemption of any shares of any class of stock ranking as to dividends or upon liquidation junior to the Series A Preferred Stock (with respect to rights to dividends and on liquidation, the Series A Preferred Stock shall rank prior to the Common Stock (as hereinafter defined)), the Preferred Dividends must be paid. All Preferred Dividends declared upon the Series A Preferred Stock shall be declared pro rata per share. Holders of shares of Series A Preferred Stock shall not be entitled to any Preferred Dividends, whether payable in cash, property or stock, in excess of the Preferred Dividends at the rate set forth above. All payments due under this Section 1 to any holder of shares of Series A Preferred Stock shall be made to the nearest cent.

            2.  Redemptions.
                ------------

                        (a) Mandatory Redemption. (i) So long as any Series A Preferred Stock remains outstanding, the Corporation shall be required to redeem $5,000,000 aggregate Redemption

            Value of Series A Preferred Stock (5,000 shares) on December 31, 2001 and every December 31st thereafter (the "Mandatory Redemption Date") until all shares of Series A Preferred Stock have been redeemed. For each share of Series A Preferred Stock which is to be redeemed hereunder, the Corporation shall be obligated on each Mandatory Redemption Date to deliver to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such shares of Series A Preferred Stock) a check for the Redemption Value.

                        (ii) If the funds of the Corporation  legally  available
            for redemption of shares of Series A Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date pursuant to Section 2(a)(i), the Corporation shall be subject to the provisions of Section 4(a) hereof. The Corporation shall use all funds that are legally available for such redemption to redeem the greatest number of share of Series A Preferred Stock possible, pro rata among the holders of outstanding shares of Series A Preferred Stock. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Preferred Stock, such funds shall be used to redeem the balance of the shares of Series A Preferred Stock as aforesaid which the Corporation had become obligated to redeem on any Mandatory Redemption Date but which it has not redeemed.

                        (b) Optional  Redemptions.  The Corporation  may, at the
            end of any quarter, redeem all of the shares of Series A Preferred Stock then outstanding. The Corporation may also redeem a portion of the shares of Series A Preferred Stock then outstanding at the end of each fiscal year. Upon any such optional redemption, the Corporation shall pay a price per share equal to 105% of the Redemption Value; provided, in the event of a partial redemption, the Corporation shall only pay 105% of the Redemption Value of the shares so redeemed that year once the Company has redeemed shares having an aggregate Redemption Value of $5,000,000.

                        (c) Redemption  Upon a Change of Control.  Upon a Change
            of Control within three (3) years of the date hereof (as hereinafter defined), the Corporation shall be required to redeem all shares of Series A Preferred Stock that are outstanding on that date of the Change of Control. For purposes of this Section 2(c), a Change of Control shall mean the acquisition by a person (other than Ben Nadorf or George Horowitz) of greater than 50% of the fully diluted shares (inclusive of options, warrants and other similar rights) of common stock, par value $.002 per share, of the Corporation, or the sale by the Corporation of all or substantially all of its assets.

                        (d) Notice of  Redemption.  The  Corporation  shall mail
            written notice of any proposed optional redemption of any Series A Preferred Stock to each record holder thereof not more than 30 nor less than ten days prior to the date on which such redemption is intended to be made.

                        (e) Replacement  Certificates for Unredeemed  Shares. If
            fewer than the total number of shares of Series A Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares of Series A Preferred Stock shall be issued to the holder thereof without cost to such holder within three business days of the applicable Mandatory Redemption Date.

                        (f) Determination of the Number of Each Holder's Shares to be Redeemed. The number of shares of Series A Preferred Stock to be redeemed from each holder thereof in redemptions hereunder shall be the aggregate number of the shares of Series A Preferred Stock to be redeemed times a fraction, the numerator of which shall be the aggregate number of such shares of Series A Preferred Stock held by such holder and the denominator of which shall be the aggregate number of the shares of Series A Preferred Stock outstanding as of January 1 of the year of such redemption.

                        (g) Redeemed or Otherwise Acquired Shares. Any shares of
            Series A Preferred Stock that are redeemed or otherwise acquired by the Corporation shall be canceled and retired and shall not be reissued, sold or transferred. Immediately following such redemption or acquisition, the rights of the holders of Series A Preferred Stock in respect of the shares redeemed provided for in this Certificate of Designation shall cease.

            3.  Priority Over Dividends and Redemptions.
                ---------------------------------------

                        So  long  as  any  Series  A  Preferred   Stock  remains
            outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock, the Corporation shall not redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities other than dividends payable in shares of Common Stock issued upon the outstanding shares of Common Stock; provided, however, that the Corporation shall be allowed to repurchase Junior Securities held by employees (other than executive officers) upon the employees' termination.

            4.  Failure to Redeem.
                -----------------

                        If  the   Corporation   fails  to  make  any   mandatory
            redemption payment within 30 days after a Mandatory Redemption Date, the Corporation shall deliver an assignment (the "Assignment") of all licenses and trademarks listed on Schedule 2.10 of the Merger Agreement (the "Everlast Licenses and Trademarks") to the former shareholders of Everlast who were parties to the Merger Agreement as Shareholders (as defined therein). Such Assignment shall become effective 60 days following its delivery, and the holders of Series A Preferred Stock shall receive voting rights as provided in Section 6(c) hereof, unless the Corporation pays such outstanding mandatory redemption payment prior to such date (in which case, the Assignment shall be canceled and have no legal effect). If the Assignment becomes effective, the Corporation shall become a licensee of Everlast subject to the same terms and conditions set forth in two Licensee Agreements dated July __, 1992 and January 1, 1999 between Everlast and the Corporation (the "Everlast License Agreements"). The terms of the Everlast License Agreements shall be deemed to have continuously run and been automatically renewed from the date the Corporation acquired the Everlast Licenses and Trademarks from Everlast through the date the Assignment becomes effective.

                        The Corporation  shall not be relieved of its obligation
            to redeem the Series A Preferred Stock if the Assignment becomes effective; provided, however, that the royalties earned in each fiscal year by the former shareholders of Everlast from the Everlast License Agreements shall reduce, on a dollar-for-dollar basis, any mandatory redemption and dividend payments for such fiscal year. The former shareholders of Everlast shall use their best efforts to exploit the use and generate the most revenues from the Everlast Licenses and Trademarks after the Assignment becomes effective. The Corporation shall not be allowed to pay any accrued and unpaid dividends or redeem any Junior Securities until it pays all outstanding mandatory redemption payments.

            5.  Rights on Liquidation, Merger, Sale, Etc.
                -----------------------------------------

                        In  the   event   of  any   voluntary   or   involuntary
            liquidation, dissolution or winding up of the Corporation (each, a "Liquidation"), the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, shall be distributed in the following order of priority:

                        (1) Each holder of Series A Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Redemption Value of all shares of Series A Preferred Stock held by such holder (plus all accrued and unpaid dividends thereon), and the holders of
                                    Series  A  Preferred   Stock  shall  not  be
                                    entitled  to any further  payment.  Not less
                                    than ten (10) days prior to the payment date
                                    stated therein,  the Corporation  shall mail
                                    written  notice of any such  Liquidation  to
                                    each  record  holder of  Series A  Preferred
                                    Stock,  setting forth in  reasonable  detail
                                    the  amount  of  proceeds  to be  paid  with
                                    respect to each share of Series A  Preferred
                                    Stock in connection  with such  Liquidation.
                                    Neither the  consolidation  or merger of the
                                    Corporation into or with any other entity or
                                    entities  (whether or not the Corporation is
                                    the  surviving  entity),  nor  the  sale  or
                                    transfer  by the  Corporation  of all or any
                                    part of its assets, nor the reduction of the
                                    capital  stock  of the  Corporation  nor any
                                    other    form   of    recapitalization    or
                                    reorganization   affecting  the  Corporation
                                    shall be deemed to be a  Liquidation  of the
                                    Corporation   within  the  meaning  of  this
                                    Section 5.

                        (b) After distribution of the amounts set forth in Section 5(a) hereof, the remaining assets of the Corporation available for distribution, if any, to the stockholders  of the  Corporation  shall  be
                                    distributed   to  the   holders   of  Junior
                                    Securities.

            6.  Voting and Conversion Rights.
                ----------------------------

                        (a) Voting Rights. So long as any share of Series A Preferred Stock remain outstanding, in addition to the rights specified in Section 4(b) hereof, except as otherwise required by law: (i) the holders of shares of Series A Preferred Stock shall be entitled to vote on and to approve as a separate class (with no other stockholders voting) all matters that adversely impact the rights, value, ranking or preferences of the Series A Preferred Stock; and (ii) the holders of Series A Preferred Stock, voting as a separate class (with no other stockholders voting), shall be entitled to elect two directors to the Board.

                        (b) Approval by Holders of Series A Preferred Stock. The
            Corporation shall not, so long as any shares of Series A Preferred Stock remain outstanding, without the prior written consent of Ben Nadorf acting on behalf of the holders of Series A Preferred Stock (but if Ben Nadorf is Unavailable, David Shechet, but if David Shechet is Unavailable, holders of at least a majority of the outstanding shares of Series A Preferred Stock):

                        (1) in any manner authorize, create or issue (A) any class or series of capital stock ranking, in any respect, including, without limitation, as to payment of dividends, distribution of assets or redemptions, senior or pari passu to the Series A
                                    Preferred  Stock,  or  which  in any  manner
                                    adversely affects the rights and preferences
                                    of the holders of Series A Preferred  Stock;
                                    or (B) any  shares of any class or series of
                                    any  bonds,   debentures,   notes  or  other
                                    obligations convertible into or exchangeable for, or having optional rights to purchase, any series of capital stock ranking, either as to payment of dividends, distribution of assets or redemption, senior to the Series A Preferred Stock or which adversely affects the rights or preferences of the holders of Series A Preferred Stock;

                        (ii) alter or change the designations, powers, preferences or rights, or the qualifications, limitations or restrictions of the Series A Preferred Stock in a manner adverse to the holders thereof;

                        (iii) reclassify the shares of Common Stock or any other shares or any class or series of capital stock hereafter created junior to the Series A Preferred Stock into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distribution of assets or redemptions, prior to or on parity with the Series A Preferred Stock, or (B) which adversely affects the rights of the holders of Series A Preferred Stock;

                        (iv) amend any provision of the Corporation's Certificate of Incorporation or by-laws in a manner adverse to the holders of the Series A Preferred Stock;

                        (v) issue any additional shares of Series A Preferred Stock in addition to those shares when the Series A Preferred Stock were initially issued;

                        (vi) incur debt in excess of $100,000, other than in the ordinary course of business; provided, however, that the Corporation may incur such debt in excess of $100,000 in order to redeem outstanding shares of Series A Preferred Stock or to pay dividends;

                        (vii) enter into any new transactions with officers and directors or stockholders who beneficially own more than five percent of the outstanding shares of Common Stock of the Corporation;

                        (viii) purchase or acquire, directly or indirectly, in one or a series of related transactions, other than in the ordinary course of business, any capital asset which, individually, requires the payment of at least $100,000;

                        (ix) lease any capital asset requiring payment of at least $100,000 per annum;

                        (x) hire an employee with a per annum salary of, or grant any such employee a bonus or stock option valued at, $100,000 or more;

                        (xi)        hire any  consultants or  professionals  who
                                    were   not   previously   employed   by  the
                                    Corporation which is reasonably anticipated to result in fees of over $100,000; and

                        (xii) amend the employment agreement effective as of January 1, 2000, between the Corporation and George Q Horowitz.

                        (c) Approval by Directors  Nominated by Holders Series A
            Preferred Stock. The Board of Directors of the Corporation shall not, so long as any shares of Series A Preferred Stock remain outstanding, without the consent of both the director nominees of the holders of Series A Preferred Stock, increase the salary of George Q Horowitz on an annual basis, greater than the either (i) 10% or (ii) twice the Cost of Living Allowance (as defined herein), which ever is less. The Cost of Living Allowance shall be equal to the percentage by which the Consumers Price Index for Urban Wage Borrowers and Clerical Workers: New York, N.Y. - Northeastern New Jersey (1982-84 equals 100), as published by the Bureau of Labor Statistics of the United States Department of Labor, shall have increased over the preceding year. If publication of the Consumer Price Index is discontinued, the parties hereto shall accept comparable statistics on the cost of living for the New York, N.Y. - Northeastern New Jersey area as computed and published by an agency of the United States or by a responsible financial periodical of recognized authority then to be selected by the parties.

                        (d) Default on Redemption. In the event that the Corporation defaults on its obligation to pay any mandatory redemption payment, the holders of Series A Preferred Stock shall be entitled to vote together with and in the same manner and with the same effect as all other classes and series of stock of the Corporation on all actions to be taken by the holders of Common Stock of the Corporation but only through the date on which the Corporation pays the holders of Series A Preferred Stock the mandatory redemption payment that it failed to pay timely. Each holder of shares of Series A Preferred Stock shall be entitled to cast such number of votes in respect of such shares of Series A Preferred Stock as shall equal (rounded to the nearest whole number) the quotient of (i) the aggregate Redemption Value of the shares of Series A Preferred Stock held by such holder divided by (ii) the Fair Market Value of one share of Common Stock of the Corporation.

                        For purposes of this Section  6(d),  "Fair Market Value"
            of the Common Stock means (i) if shares of the Common Stock are listed or admitted for trading on a national securities exchange, the average of the bid and ask prices at the close of each trading day of a share of Common Stock on the Nasdaq Small Cap Market, or the Corporation's then principal trading market, for the 10 consecutive trading days ending on the second business day prior to the applicable Mandatory Redemption Date or (ii) if no such quotations are available for such 10-day period, as determined in good faith by the Board.

                        (e) Conversion  Rights.  No holder of shares of Series A
            Preferred Stock shall possess the right to convert the shares of Series A Preferred Stock into any capital stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of capital stock of the Corporation.


            7.  No Pre-emptive Rights.
                ---------------------

                        No  holder of shares  of the  Series A  Preferred  Stock
            shall possess any preemptive rights to subscribe for or acquire any unissued shares of capital stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of capital stock of the Corporation.

            8.  Transferability; Registration of Transfer.
                -----------------------------------------
                        The  shares  of  Series  A  Preferred   Stock  shall  be
            transferable, subject to the prior written approval of the Corporation (and compliance with all applicable federal and state securities laws), which approval shall not be unreasonably withheld. The stock certificates representing the shares of Series A Preferred Stock shall be imprinted with legends in substantially the following forms:

                        "TRANSFER  OF  THE   SECURITIES   REPRESENTED   BY  THIS
                        CERTIFICATE REQUIRES THE PRIOR WRITTEN CONSENT OF THE CORPORATION."

                        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. ADDITIONALLY, AS PART OF THE TERMS AND CONDITIONS OF THE ISSUANCE OF THIS CERTIFICATE, THIS SECURITY CANNOT BE TRANSFERRED WITHIN ONE YEAR OF THE DATE HEREOF."

                        The  Corporation  shall keep at its  principal  office a
            register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date such certificate issued and the surrendered certificate is canceled. All transfer taxes, if any, payable as a result of such transfer shall be paid by the holder of the surrendered certificate at the time of delivering the certificate for transfer or promptly upon receipt of a written request of the Corporation for payment. No transfer shall be recorded in the register until all transfer taxes, if any, have been paid.

            9.  Replacement.
                -----------

                        Upon receipt of evidence reasonably  satisfactory to the
            Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor or investment fund, its own agreement shall be satisfactory) or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date such certificate is issued and such lost, stolen, destroyed or mutilated certificate is canceled.

            10.  Definitions.
                 -----------

                        "Common  Stock" means the  Corporation's  common  stock,
            $.002 par value, and any other capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                        "Disability"  means  that due to  illness,  accident  or
            other physical or mental incapacity, the Board of the Directors of the Corporation has in good faith determined that an individual is unable to render the decision required of him under this Certificate of Designation.

                        "Junior  Securities"  means any  capital  stock or other
            equity securities of the Corporation, except for the Series A Preferred Stock and any shares of any other class or series of Preferred Stock authorized pursuant to the Certificate of Incorporation which rank senior to or on a parity with the Series A Preferred Stock with respect to the payment of dividends, redemptions or distributions upon liquidation or otherwise (as the case may be).

                        "Mandatory  Redemption Date" as to any share of Series A
            Preferred Stock means the 31st of December of each year so long as any shares of Series A Preferred Stock remain outstanding beginning with December 31, 2001.

                        "Merger  Agreement" refers to that certain Agreement and
            Plan of Merger dated August 21, 2000 by and among Everlast World's Boxing Headquarters Corp., Everlast Holding Co., Active Apparel Group, Inc., Active Apparel New Corp, and the shareholders listed in
            Schedule I thereof.

                        "Net After Tax  Profits"  shall be the net income  after
            tax of AAGP after this Merger, computed in accordance with generally accepted accounting principles, for any fiscal year ending December 31, but (i) adding back, in their entirety without regard to any tax provisions, the following accounts (x) the goodwill amortization as it relates to this Merger, and (y) the compensation related to the granting and the exercise of stock options under AAGP's employee option plans; and (ii) multiplying by a fraction, the numerator of which is the number of days in the fiscal year when any share of Series A Preferred Stock is outstanding and the denominator is the number of days in the whole year; provided, however, that the denominator for the fiscal year ending December 31, 2000 shall be equal to the number of days between the date of issuance of the shares of Series A Preferred Stock and the earlier of the date when the shares of Series A Preferred Stock are fully redeemed or December 31, 2000.

                        "Outstanding  Redeemable  Percentage"  is the  aggregate
            Redemption   Value  of  the  shares  of  Series  A  Preferred  Stock
            outstanding as of January 1st of the fiscal year for which redemption is being computed divided by $45,000,000.

                        "Person"   means  an  individual,   a   partnership,   a
            corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                        "Redemption  Value" of any  share of Series A  Preferred
            Stock as of any particular date shall be equal to $1,000.00, subject to adjustment for any stock splits, dividends or recapitalization.

                        "Unavailable"  means  the  death  or  Disability  of the
            individual.

            11.  Amendment and Waiver.
                 --------------------

                        No amendment, modification or waiver shall be binding or
            effective with respect to any provision of Sections 1 to 11 without the prior written consent of the Corporation and the holders of at least a majority of the shares of Series A Preferred Stock outstanding at the time such action is taken.

                 [The rest of this page is intentionally blank]

            IN WITNESS WHEREOF, Active Apparel Group, Inc. has caused this Certificate of Designation to be executed this ___ day of _________, 2000.



                                     ACTIVE APPAREL GROUP, INC.


                                     ------------------------------------------
                                     Name: George Q Horowitz
                                     Title: President & Chief Executive Officer




Attest:
       ----------------------------------
            Name:  Rita Cinque Kriss
            Title:  Secretary

                                                                      Appendix D

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


            REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of ____________, 2000 by and among Active Apparel Group, Inc., a Delaware corporation (the "Company") and each of the stockholders on Schedule I
(individually, a "Former Everlast Stockholder" and collectively, the "Former Everlast Stockholders") of that certain Agreement and Plan of Merger dated as of August 21, 2000, by and among the Company, Active Apparel New Corp., a Delaware corporation, Everlast World Boxing Headquarters Corp., a New York corporation ("Everlast"), Everlast Holding Co., a Delaware corporation ("Everlast Holding") and the Former Everlast Stockholders (the "Merger Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Merger Agreement.

            1.          Definitions.
                        -----------

                        As used in this Agreement, the following terms shall have the following meanings:

                        "Act" means the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission (or its successor) thereunder, all as the same shall be in effect at the time.

                        "Board" means the Board of Directors of the Company.

                        "Commission"   means   the   Securities   and   Exchange
Commission.

                        "Common Stock" means the common stock, $.002 par value per share, of the Company.

                        "Company" shall have the meaning set forth in the first paragraph of this Agreement.

                        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission (or its successor) thereunder, all as the same shall be in effect at the time.

                        "Holder"   shall   mean   holder,   or  its   respective
transferee, of Registrable Securities.

                        "Person" means an individual, partnership, corporation, limited liability company, business trust, joint state company trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

                        "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

                        "Registrable Securities" means the Securities, but only so long as they remain Restricted Securities.

                        "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

                        "Restricted Securities" means the Securities unless and until, in the case of any such Securities, (i) they have been effectively registered under the Act and disposed of in accordance with the Registration Statement covering them, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Act, or (iii) they are otherwise freely transferable without restriction under the Act.

                        "Securities" shall mean any and all shares of Common Stock issued or issuable to the Former Everlast Stockholders, including the Payment Shares (as such term is defined in the Merger Agreement) and the Additional Shares (as such term is defined in the Merger Agreement).

                        "Selling Expenses" shall mean all underwriting discounts and selling commissions and stock transfer taxes applicable to the securities registered by the Former Everlast Stockholders and any fees of counsel to any Former Everlast Stockholder (other than as allowable as a Registration Expense).

            2.          Piggyback Registration Rights.
                        ------------------------------

            (a) Notice and Request. If the Company at any time or from time to time proposes to register any securities under the Act either for its own account or the account of any selling security holders (other than pursuant to (i) a registration statement on Forms S-4 or S-8 or any successor or similar forms, or (ii) a registration on any form that does not permit secondary sales), it will give notice to each of the Former Everlast Stockholders of its intention at least twenty (20) days in advance of the filing of any registration statement with respect thereto. Upon the written request of any of the Former Everlast Stockholders given within fifteen (15) days after receipt of such notice, the Company, subject to
                        Section 2(b) below, will use its best efforts to include in such registration, and in any underwriting involved therein, all the Registrable Securities or securities, respectively, included in such request.

            (b)         Underwritten Offerings.
                        ----------------------

                        (i) In the case of an underwritten offering by the Company of securities, each Former Everlast Stockholder shall, with respect to Securities that such Former Everlast Stockholder then desires to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to securities being offered by the Company and the Company shall cause such underwriters to include in any such underwriting all of the Securities that a Former Everlast Stockholder then desires to sell; provided, however, that such underwriting agreement is in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making.

                        (ii) If the managing underwriter with respect to such underwritten offering requests in writing that the number of securities to be offered by selling security holders be reduced because in the judgment of the managing underwriter the offering would be materially and adversely affected, then such securities shall be reduced by such amount as the managing underwriter may determine so as to not materially and adversely affect the proposed offering, which reduced number of securities shall be included in the offering selected, first, from the Company (including any securities that the Company is registering on behalf of its stockholders), and second, from all selling security holders pro rata.

            (c)         Information.  Upon  making a  request  pursuant  to this
                        Section 2, the Former Everlast Stockholders shall specify the number of shares of Registrable Securities to be registered on its behalf and the intended method of disposition thereof; provided, however, upon making a request pursuant to this Section 2, that if the Former Everlast Stockholders holding a majority of the
                        Registrable Securities included in such request for registration specify one particular type of underwritten offering, such method of disposition shall be the type of underwritten offering or a series of such underwritten offerings used in connection with the disposition of the Securities pursuant to such Registration Statement as the Former Everlast Stockholders of a majority of the Registrable Securities may elect during the time period the Registration Statement is effective.

                                    The Company may require the Former  Everlast
                        Stockholders to furnish to the Company such information in writing regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Act. The Former Everlast Stockholders agree to supply the Company as promptly as practicable with such information and to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

            (3)         Demand Registration.

            (a)         Request for  Registration.  Subject to the provisions of
                        Section 3(b) hereof, one or more Holders owning in the aggregate in excess of 50% of the issued and outstanding Registrable Securities (or Preferred Stock convertible into Registrable Securities) may make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of the Registrable Securities owned by any such Holder (a "Demand Registration"). If, however, the Company shall furnish to the Holder or Holders requesting a Registration Statement pursuant to this Section 3(a) certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, a material acquisition or disposition by the Company is being negotiated or has been publicly announced or that such registration statement would have a material detrimental effect on the Company, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days; provided, however, that the Company may not utilize this right more than once in any twelve
                        (12) month  period.  Unless the  Company  shall elect to
                        defer the Demand Registration as provided in the previous sentence, upon receipt of such Demand Registration request, the Company shall within fifteen
                        (15) days after receipt of such request, give written notice (the "Notice") of such request to all other Holders and will include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within twenty (20) days after it gives the Notice to the applicable Holder. Unless the Holder or a majority in interest of the Holders demanding the Demand Registration shall agree in writing, no other party including the Company (but excluding another Holder of Registrable Securities) shall be permitted to offer Securities under any such Demand Registration.

            (b)         Number of Registrations. The Holders are entitled to one
                        (1) Demand Registration regardless of the Person or Persons making demand. Each Holder agrees that if the Company determines that there are material developments which the Company determines require the filing of a post-effective amendment to the Registration Statement, then each Holder agrees to refrain from selling any Registrable Securities until the post-effective amendment is declared effective. The Company agrees to file and attempt to have declared effective such post-effective amendment as soon as possible.
                        Notwithstanding   the   foregoing,   (i)  if  the  Board
                        determines in its good faith judgment, after consultation with a firm of nationally recognized underwriters, that there will be an adverse effect on a then contemplated public offering of the Company's equity securities, the Company may defer the filing of the Registration Statement which is required to effect any registration and may withdraw any Registration Statement without thereby incurring any liability to the holders of

                        Registrable Securities and (ii) if the Company shall at any time furnish to a holder of Registrable Securities who requests registration of a certificate signed by the President of the Company or any other officer of the
                        Company stating that the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company, the Company may defer the filing of a Registration Statement for up to 90 days. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

            (c) Priority on Demand Registrations. If the managing underwriter or underwriters of a Demand Registration (or in the case of a Demand Registration not being underwritten, Holders owning in the aggregate in excess of 50% of the Registrable Securities to be registered in such Demand Registration) advise the Company in writing that in its or their opinion the number of Securities proposed to be sold in such Demand Registration exceeds the number of Securities that can be sold in such offering without an adverse effect on such offering, the Company will include in such registration only the number of securities that, in the opinion of such underwriter or underwriters (or Holders, as the case may
                        be) can be sold, selected pro rata among the Holders that have requested to be included in such Demand Registration; provided, that if any Holder has requested inclusion in such Demand Registration and 50% or more of the Registrable Securities that such Holder has requested to be included in such Demand Registration pursuant to this Section 3 are not so included, such Holder, together with all other Holders whose number of Registrable Securities so registered has been reduced by 50% or more, shall be entitled to one additional Demand Registration (an "Additional Registration") hereunder (with all expenses of registration relating to such additional Demand Registration to be borne by the Company) on the same terms and conditions as would have applied to such Holders had such earlier Demand Registration not been made. The Company shall send notice of such Additional Registration to all Holders as soon as practicable after the right to the Additional Registration has vested.

            (d) Selection of Underwriters and Counsel. If any Demand Registration is an underwritten offering with respect to any issue of Registrable Securities, the Holders of a majority of such Registrable Securities to be included in such Demand Registration will select the investment banker or bankers and manager or managers of nationally recognized standing to administer the offering subject to the consent of the Company, such consent not to be unreasonably withheld, and the Holders of a majority of such Registrable Securities to be included in such Demand Registration will select one counsel to the sellers of such Registrable Securities in such offering. The right of any Holder to registration shall be conditioned upon such Holder's participation in such underwriting. The Holders of the Registrable Securities to be registered shall pay all underwriting discounts and commissions of such investment banker or bankers and manager or managers.

            4.         Registration   Procedures.   In   the   case   of   each
registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Former Everlast Stockholder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. In connection with any registration effected pursuant to this Agreement, the Company will prepare and file such amendments and supplements to its registration statement as may be necessary to comply with the provisions of the Act and any applicable blue sky or other state securities laws with respect to the disposition of all securities covered by such registration statement provided, however, that the Company shall not be obligated to take any such action to effect any such registration under this Agreement in any particular jurisdiction in which the Company would be requested to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act. At its expense, the Company will furnish such number of prospectuses and other documents incident thereto as the Former Everlast Stockholders from time to time may reasonably request.

                  The Company shall keep such Registration Statement effective for a period expiring upon the earlier to occur of (i) five years from the Closing of the transaction contemplated by the Merger Agreement, and (ii) the date upon which all Securities can be transferred without volume limitation.

            5.          Expenses  of  Registration.   All  reasonable  fees  and
expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any Registration Statement becomes effective including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) with respect to compliance with securities or blue sky laws); (ii) fees and disbursements of counsel for the Company; (iii) fees and disbursements of all independent certified public accountants for the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (iv) Act liability insurance if the Company so desires such insurance; and (v) fees and expenses of all other persons retained by the Company. The Company shall not pay any fees or expenses incurred by any Former Everlast Stockholder, including, without limitation, accounting and legal expenses of any Former Everlast Stockholder and commissions or discounts attributable to any Former Everlast Stockholder's sale of Registrable Securities.

            6.          Indemnification and Contribution.

            (a)         Indemnification  by the Company.  Whenever,  pursuant to
                        Sections 2 and 3, a Registration Statement relating to the Registrable Securities is filed under the Act, the Company will (except as to matters covered by Section 6(b) hereof) indemnify and hold harmless each participant in the registration, each of their officers, directors and employees, each underwriter of Registrable Securities, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Act and

                        Section 20 of the Exchange Act (collectively, the "Participant Indemnitees" and, individually, a "Participant Indemnitee"), against any losses, claims, damages or liabilities, including all actual legal or other expenses reasonably incurred by a Participant Indemnitee in connection with investigating or defending against such loss, claim, damage, liability or action, joint or several, to which such Participant Indemnitees may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, except as corrected by amendment or prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless any such statement or omission is based on written information provided by the Participant Indemnitee, or a representation of a Participant Indemnitee, that such Participant Indemnitee has requested be included in such Registration Statement or Prospectus.

            (b) Indemnification by Participants. Each participant in such registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other Person, if any, who controls the Company, within the meaning of the Act, each underwriter of Registrable Securities and each Person, if any, who controls the Company or any such underwriter within the meaning of
                        Section 15 of the Act and Section 20 of the Exchange Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Participant Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Participant Indemnitees may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, light of the circumstances under which they were made, not misleading, but only if, and to the extent that, such statement or omission is based on written information provided by the Participant Indemnitee or a representation of a Participant Indemnitee, that such Participant Indemnitee, has requested be included in such Registration Statement or Prospectus, and will reimburse each Company Indemnitee or other Participant Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the maximum amount of liability in respect of such indemnification (including, but not limited to, attorneys' fees and expenses) shall
                        be   limited,   in  the   case  of   each
                        indemnifying participant, to an amount equal to the net proceeds actually received by such indemnifying participant from the sale of Registrable Securities under such Registration Statement.

            (c) Indemnification Procedures. Promptly after receipt by a Participant Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 6(a) or 6(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any Indemnitee otherwise than under such clauses. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnitees. For purposes of this
                        Section 6, the term "control," and "controlling person" have the meanings that they have under the Act.

            (d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and the indemnifying party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            7. Amendment and Modification. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and the holders of a majority of the issued and outstanding shares of Registrable Securities.

            8. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the choice of law principles thereof.

            9. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

            10. Notices. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar nationally recognized service or by facsimile) or three business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the address shown in this Agreement for, or such other address as may be designated in writing hereafter by, such party:

            If to Former Everlast
            ---------------------
            Stockholders:           At their addresses set forth on Schedule I
            ------------

            With copies to:         David Shechet
                                    110-11 Queens Boulevard, Apartment 20B
                                    Forest Hills, New York 11375

            And                     Lesser & Harrison
                                    Two West 45th Street
                                    New York, New York 10036
                                    Attention: Stanley C. Lesser, Esq.

            If to Company:          Active Apparel Group, Inc.
            -------------
                                    1350 Broadway, Suite 2300
                                    New York, New York 10018
                                    Attention: Mr. George Q Horowitz
                                    Facsimile Number : (212) 563-0824

            with  copies to:        Edward Epstein, Esq.
                                    915 Middle River Drive, Suite 419
                                    Fort Lauderdale, Florida 33304

                                    and

                                    Olshan Grundman Frome Rosenzweig
                                      & Wolosky LLP
                                    505 Park Avenue
                                    New York, New York 10022
                                    Attention: Robert H. Friedman, Esq.


            11. Entire Agreement. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            12. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their successors and assigns.


           [The remainder of this page was intentionally left blank.]

                        IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the day and year first above written.

                                    ACTIVE APPAREL GROUP, INC.



                                    By:
                                       -----------------------------------------
                                        Name: George Q Horowitz
                                        Title: Chief Executive Officer
                                                 & President


                                    FORMER EVERLAST STOCKHOLDERS:



                                    --------------------------------------------
                                    Ben Nadorf



                                    --------------------------------------------
                                    Arlene Shechet



                                    --------------------------------------------
                                    Arthur Shechet

                           ACTIVE APPAREL GROUP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF STOCKHOLDERS

                                OCTOBER 24, 2000

            The undersigned hereby appoints each of George Q Horowitz and James Anderson as the undersigned's proxy, with full power of substitution, to vote all of the undersigned's shares of Common Stock and Class A Common Stock in Active Apparel Group, Inc. (the "Company"), at the Special Meeting of Stockholders of the Company to be held on October 24, 2000 at 10:00 A.M. local time, at The Doral Park Avenue, 70 Park Avenue, New York, New York 10016, in the Morgan Room on the 2nd floor, or at any adjournment, on the matters described in the Notice of Special Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

PROPOSAL 1.      APPROVE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                 TO INCREASE ITS AUTHORIZED CAPITAL :

                 FOR  / /                AGAINST    / /          ABSTAIN    / /

PROPOSAL 2.      APPROVE THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN:

                 FOR  / /                AGAINST    / /          ABSTAIN    / /

PROPOSAL 3.      APPROVE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                 TO CHANGE THE NAME OF THE COMPANY:

                 FOR  / /                AGAINST    / /          ABSTAIN    / /

                 (continued and to be signed on reverse side)

EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2 AND 3.


                                    --------------------------------------------
                                    Signature


                                    ----------------------------------
                                    Signature if held jointly


                                    Dated:             , 2000
                                          -------------

SIGN EXACTLY, AS SET FORTH HEREIN. IF SIGNED AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. PROXIES BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER AND BEAR CORPORATE SEAL.

PLEASE SIGN AND RETURN THE PROXY CARD PROMPTLY IN ENCLOSED ENVELOPE.